As filed with the Securities and Exchange Commission on April 29, 2004

                        Securities Act File No. 33-50390
                    Investment Company Act File No. 811-7076
        ===============================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      X
        Pre-Effective Amendment No.                                          _
        Post-Effective Amendment No. 24                                      X
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              X
        Amendment No. 25                                                     X

                           WILSHIRE MUTUAL FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                  c/o PFPC Inc.
                         400 Bellevue Parkway, 3rd Floor
                              Wilmington, DE 19809


Registrant's Telephone Number, including Area Code: (302) 791-1763

Name and Address of Agent for Service:
   Lisa King, Esq.
   PFPC Inc.
   400 Bellevue Parkway, 3rd Floor
   Wilmington, DE 19809

It is proposed that the filing will become effective:

___ immediately  upon filing pursuant to paragraph (b)
 X  on May 1, 2004 pursuant to  paragraph (b)
___ 60 days after filing pursuant to paragraph  (a)(1)
___ on pursuant to  paragraph  (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on pursuant  to paragraph (a)(2) of Rule 485

PROSPECTUS                                                           MAY 1, 2004


                           HORACE MANN CLASS OF SHARES
                                       OF
                          WILSHIRE 5000 INDEX PORTFOLIO
                            (HTTP://WWW.WILFUNDS.COM)
                     OFFERED BY HORACE MANN INVESTORS, INC.
_______________________________________________________________________________

TABLE OF CONTENTS                                            PAGE
Introduction ................................................  2
Investment and Risk Summary .................................  2
  Main Investment Strategies ................................  2
  Who May Want to Invest in the Portfolio ...................  3
  Main Investment Risks .....................................  3
Performance and Fee Information .............................  3
More Information about Investments and Risks ................  5
Management of the Portfolio .................................  6
  Investment Adviser ........................................  6
  Investment Sub-Adviser ....................................  6
  Service and Distribution Plan .............................  7
  Shareholder Information ...................................  7
How to Purchase Portfolio Shares ............................  7
How to Sell Portfolio Shares ................................  9
Pricing of Shares ........................................... 11
Right to Reject Purchase or Exchange Orders ................. 11
Dividend and Distribution Information ....................... 11
Tax Information ............................................. 12
Financial Highlights ........................................ 12


________________________________________________________________________________

AS WITH ALL  MUTUAL  FUNDS,  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS NOT
APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
________________________________________________________________________________

                                  INTRODUCTION


This prospectus describes the Horace Mann Class of Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


The Portfolio's investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.

On the following pages you will find important information about the Portfolio and its Horace Mann Class of Shares, including:


o the main investment strategies used by Wilshire Associates Incorporated ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;


o    the main risks of an investment in the Portfolio;

o    the Portfolio's past performance measured on a year-by-year basis; and

o    the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

o Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

o Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

o Normally holds stocks representing at least 90% of the total market value of the Index.


The Index is an unmanaged index which measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                     WHO MAY WANT TO INVEST IN THE PORTFOLIO

The Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o    you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                         PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Horace Mann Class of Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


2000 (11.09)%
2001 (11.52)%
2002 (21.30)%
2003   29.44%

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                             SINCE
                                                                  1 YEAR  INCEPTION(1)
                                                                  ------  ------------
Horace Mann Class of Shares
   Return Before Taxes                                            29.44%     (1.24)%
   Return After Taxes on Distributions(2)......................   29.31%     (6.33)%
   Return After Taxes on Distributions and Sale of Portfolio...   19.14%     (5.03)%
Wilshire 5000 Index(3).........................................   31.64%     (1.65)%

(1) Inception date (commencement of investment operations) of the Horace Mann Class of Shares was December 10, 1999.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.


FEES AND EXPENSES OF THE HORACE MANN CLASS OF SHARES

This table shows the fees and expenses you may pay when you buy and hold Horace Mann Class of Shares of the Portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                                            HORACE MANN CLASS
                                                            -----------------
Management Fees ..............................................    0.10%
Distribution and Service (12b-1) Fees ........................    0.35%
Other Expenses ...............................................    0.66%
Total Annual Portfolio Operating Expenses ....................    1.11%


EXAMPLE:

This example helps you to compare the cost of investing in the Horace Mann Class of Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                                            HORACE MANN CLASS
                                                            -----------------
1 Year ......................................................       $113
3 Years .....................................................       $353
5 Years .....................................................       $612
10 Years ....................................................     $1,352


                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.


LA Capital manages the Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Portfolio expenses) through statistical sampling procedures. LA Capital does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.95 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance may be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Portfolio shares.


                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.

INDEX RISK. There is a risk that the Portfolio's performance may not match the Index exactly. The Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks.


                           MANAGEMENT OF THE PORTFOLIO

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2004, managed approximately $7 billion in assets.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significant investment experience.


As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval.


                             INVESTMENT SUB-ADVISER


The Securities and Exchange Commission (the "SEC") has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.


Wilshire has entered into a sub-advisory agreement with LA Capital to manage the Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LA Capital, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2004 managed approximately $2.8 billion in assets.

                          SERVICE AND DISTRIBUTION PLAN


The Portfolio has adopted a Service and Distribution Plan for its Horace Mann Class of Shares (the "Plan"). The Plan authorizes payments by the Horace Mann Class of Shares to reimburse PFPC Distributors, Inc. (the "Distributor") for its shareholder services expenses at an annual rate of up to 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares. Pursuant to a dealer agreement between the Distributor and Horace Mann Investors, Inc. ("Horace Mann") the Distributor pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares for maintaining shareholder accounts and for providing services to holders of shares, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.


                             SHAREHOLDER INFORMATION

If you have questions about the Portfolio or your account you may call us at 1-877-720-3701 or the Horace Mann home office at 1-800-999-1030.

                        HOW TO PURCHASE PORTFOLIO SHARES

You may buy Horace Mann Class of Shares without a sales charge on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). To purchase Horace Mann Class of Shares, contact us at 1-877-720-3701. We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares, if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates.

MINIMUM INVESTMENTS.
The minimum initial investment in the Portfolio is $1,000. Subsequent investments must be at least $100. Lower minimums are available for the Scheduled Payment Plan, described below. We may change the initial and subsequent minimum investment requirements at any time.

You may purchase shares as follows:


(1) HORACE MANN WILSHIRE 5000 SCHEDULED PAYMENT PLAN. The Horace Mann Wilshire 5000 Scheduled Payment Plan permits you to purchase shares (minimum of $50 per transaction) at regular intervals. This service may provide you with a convenient way to invest for long-term and intermediate financial goals. You may purchase shares by electronically transferring funds from your bank account. You may choose to have your bank account debited in a specified amount, and shares purchased, either (i) once a month on the first or fifteenth day, or (ii) twice a month on both days. Your account must be at a bank which is an Automated Clearing House member.

You may establish a Scheduled Payment Plan by either checking the appropriate box on the Account Application or filing an authorization form with us. You may obtain the necessary authorization form, cancel your participation in this privilege or change the amount of purchase at any time (i) by mailing a letter to Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or (ii) by calling us at 1-877-720-3701. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is contemplated.


(2) WIRE PAYMENTS. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:


         PNC Bank
         Pittsburgh, PA
         ABA No:  031000053
         Account Number:  8606905548
         FFC: [Name of Fund]
         FBO: (Insert shareholder name and account number.)


If your initial purchase of Portfolio shares is by wire, please call 1-877-720-3701 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received.


(3) CHECKS. Checks should be made payable to "Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares" and mailed to:

                                 Wilshire Mutual Funds, Inc.
                                 c/o PFPC Inc.
                                 P.O. Box 9807
                                 Providence, RI 02940


                                 If you are sending via overnight courier:

                                 Wilshire Mutual Funds, Inc.
                                 c/o PFPC Inc.
                                 760 Moore Road
                                 King of Prussia, PA 19406

Your initial investment should be accompanied by a completed and signed Account Application.

(4) ELECTRONIC FUNDS TRANSFER. You may make subsequent investments by electronic transfer of funds from an account maintained in a bank that is an Automated Clearing House member. The minimum purchase by electronic fund transfer is $500 and the maximum is $50,000 for any one transfer. You must direct the bank to send funds through the Automated Clearing House to:

       PNC Bank
       Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares
       [Your Shareholder Account Number]
        Account of [Your Name]

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 14 of this prospectus.



                          HOW TO SELL PORTFOLIO SHARES

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day without a redemption fee. The Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in the Portfolio as follows:

(1) BY TELEPHONE. To sell your shares in the Portfolio by telephone you may call us at 1-877-720-3701. You may request that redemption proceeds be mailed to you by check or forwarded to you by bank wire.

    a. TELEPHONE REDEMPTION BY CHECK. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.

    b. TELEPHONE REDEMPTION BY WIRE. We accept telephone requests for wire redemptions of at least $1,000 for the Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.


(2) BY MAIL. You may also sell your shares by mailing a request to: Wilshire Mutual Funds, Inc. -- Horace Mann Class of Shares, c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing by overnight courier, send the request to: Wilshire Mutual Funds, Inc. - Horace Mann Class of Shares, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state that you are redeeming Horace Mann Class of Shares of the Wilshire 5000 Index Portfolio, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter, (i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.

SIGNATURE GUARANTEES. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

INVOLUNTARY REDEMPTION. We may redeem all shares in your account if their value falls below $500 as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500.

REDEMPTION PROCEEDS. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.


The Portfolio may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and LA Capital believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.


If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in the Portfolio. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

TELEPHONE TRANSACTIONS. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. If you are unable to reach us by telephone (for example, after normal business hours or during periods of unusual market activity), consider placing your order by mail.

                                PRICING OF SHARES


When you purchase Horace Mann Class of Shares of the Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase order in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share at the close of business on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value per share is calculated by adding the value of the individual securities held by the Portfolio and attributable to the Horace Mann Class of Shares, subtracting the liabilities of the Horace Mann Class of Shares, and dividing by the total number of Horace Mann Class of Shares outstanding. We value each individual security the Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined in accordance with policies adopted by the Board of Directors of the Company.


                   RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

You should make purchases and exchanges for investment purposes only. The Company attempts to prohibit market timing because short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. The Company reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, redemptions of shares within five days of purchase will be considered excessive, and exchange activity may be limited to four substantial exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors, and systematic withdrawal programs. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Company reserves the right to delay for up to two business days the processing of exchange requests if, in the Company's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                      DIVIDEND AND DISTRIBUTION INFORMATION


The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends or capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Horace Mann Shares of the Portfolio or you may elect to receive in them cash. This election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of shares of the Portfolio.

The value of your Horace Mann Shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


                                 TAX INFORMATION

The Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. The Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in the Portfolio.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Horace Mann Class of Shares was first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            HORACE MANN CLASS SHARES
                                                                            ------------------------
                                                                    FOUR MONTH       YEAR ENDED AUGUST 31,
                                                     YEAR ENDED    PERIOD ENDED    ----------------------  PERIOD ENDED
                                                     12/31/03       12/31/02 1       2002         2001       8/31/00 2
                                                     ---------     ------------      ----         ----     ------------
Net asset value, beginning of period ................ $ 7.09         $7.38          $ 8.91      $ 12.22      $ 10.00
                                                      ------         -----          ------      -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income*** ............................   0.05          0.01            0.04         0.05         0.07
Net realized and unrealized
   gain/(loss) on investments .......................   2.04         (0.25)          (1.53)       (3.17)        2.21
                                                      ------         -----          ------      -------      -------
Total from investment operations ....................   2.09         (0.24)          (1.49)       (3.12)        2.28
                                                      ------         -----          ------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ................  (0.03)        (0.05)          (0.04)       (0.05)       (0.06)
Distributions from capital gains ....................     --            --              --       (0.14)           --

Total distributions .................................  (0.03)        (0.05)          (0.04)       (0.19)       (0.06)
                                                      ------         -----          ------      -------      -------
Net asset value, end of period ...................... $ 9.15         $7.09          $ 7.38       $ 8.91      $ 12.22
                                                      ------         -----          ------      -------      -------
Total return 3 ......................................  29.44%        (3.28)%**      (16.85)%     (25.79)%      22.87%**
                                                      ------         -----          ------      -------      -------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................ $1,915        $1,401          $1,401       $1,623      $ 1,432
Operating expenses excluding custody earnings credit    1.11%         1.30%*          0.93%        0.72%        0.72%*
Operating expenses including
  reimbursement/waiver/custody earnings credit ......   1.10%         1.29%*          0.92%        0.69%        0.70%*
Operating expenses excluding
  reimbursement/waiver/custody earnings credit ......   1.11%         1.30%*          1.07%        1.03%        1.07%*
 Net investment income including
   reimbursement/waiver/custody earnings credit .....   0.61%         0.52%*          0.47%        0.49%        0.44%*
Portfolio turnover rate .............................      3%            6%**            22%          8%          61%**

*   Annualized
**  Non-annualized
*** The  selected  per  share  data was  calculated  using  the  average  shares outstanding  method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2) The Wilshire 5000 Index Portfolio Horace Mann Class of Shares commenced operations on December 10, 1999. (3) Total return represents aggregate total return for the period indicated.

                The following notice does not constitute part of and is not incorporated into the prospectus for the Company.


                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.


INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:

o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE

We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include: o

o Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

o Companies that provide services for us to help market our products to you; and

o Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY

Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY

Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


The Wilshire Mutual Funds, Inc. value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS

You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION  ("SAI")
The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS
You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolio by contacting us at:


                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940


                     Or by calling toll free 1-888-200-6796
                            (HTTP://WWW.WILFUNDS.COM)

You can review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o For a duplicating fee, by writing or e-mailing the Public Reference Section of the Commission, Washington, D.C. 20549-0102, e-mail address:
  publicinfo@sec.gov.

o Free from the Commission's EDGAR database on its Internet Website at HTTP://WWW.SEC.GOV

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

PROSPECTUS                   W  I  L  S  H  I  R  E                  MAY 1, 2004
                               MUTUAL FUNDS, INC.

                    INVESTMENT AND INSTITUTIONAL CLASS SHARES
                                       OF
                         LARGE COMPANY GROWTH PORTFOLIO
                          LARGE COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                          WILSHIRE 5000 INDEX PORTFOLIO
                            (HTTP://WWW.WILFUNDS.COM)
 _______________________________________________________________________________

             TABLE OF CONTENTS                                          PAGE
             Introduction................................................. 2
             Investment and Risk Summary.................................. 3
               Main Investment Strategies................................. 3
               Who May Want to Invest in the Portfolios................... 4
               Main Investment Risks...................................... 5
             Performance and Fee Information.............................. 5
             More Information about Investments and Risks.................15
             Management of the Portfolios.................................18
               Investment Adviser.........................................18
               Investment Sub-Advisers....................................19
               Service and Distribution Plan..............................20
             Shareholder Information......................................21
               How to Buy Portfolio Shares................................21
               How to Sell Portfolio Shares...............................23
               Pricing of Shares..........................................25
               How to Exchange Portfolio Shares...........................25
               Right to Reject Purchase or Exchange Orders................26
               Retirement Plans...........................................26
             Dividend and Distribution Information........................26
             Tax Information..............................................27
             Financial Highlights.........................................27

 _______________________________________________________________________________

         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES OF THESE PORTFOLIOS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
 _______________________________________________________________________________

                                  INTRODUCTION


This prospectus describes the following Portfolios offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


o  Large Company Growth Portfolio                INVESTMENT  OBJECTIVE:  to provide investment results of a
o  Large Company Value Portfolio                 portfolio of publicly  traded  common  stocks of companies
o  Small Company Growth Portfolio                in the applicable  sub-category of the Wilshire 5000 Index
o  Small Company Value Portfolio                 (the "Index").  These Portfolios are not index funds.
   (collectively, the "Style Portfolios")

o  Wilshire 5000 Index Portfolio                 INVESTMENT   OBJECTIVE:   to   replicate  as  closely  as
   (the "Index Portfolio" and, together with     possible   the   performance   of  the  Index  before  the
   the Style Portfolios, the "Portfolios")       deduction of Portfolio expenses.


No Portfolio's investment objective may be changed without approval of the Portfolio's shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). No Portfolio is guaranteed to meet its objective.

On the following pages you will find important information about each Portfolio and its Institutional and Investment classes of shares, including:


o the investment adviser of each Portfolio, Wilshire Associates Incorporated ("Wilshire"), allocates portions of each Portfolio's assets among one or more sub-advisers (each a "Sub-Adviser") with complementary management styles and securities selection disciplines, and monitors the performance of each Portfolio.

o the main investment strategies used by Wilshire and the Portfolio's Sub-Advisers, in seeking to achieve the Portfolio's objective;


o    the main risks of an investment in the Portfolio;

o the Portfolio's past performance measured on both a year-by-year and long-term basis, when available; and

o    the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
   SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIOS.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

LARGE COMPANY GROWTH PORTFOLIO

o    Focuses on the large company growth segment of the U.S. equity market.

o Invests substantially all its assets in companies with the largest market capitalizations - greater than approximately $1.9 billion as of the date of this prospectus.

o Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have higher price to earnings ratios.

SMALL COMPANY GROWTH PORTFOLIO

o    Focuses on the small company growth segment of the U.S. equity market.

o Invests substantially all its assets in companies with smaller market capitalizations - between approximately $165 million and $1.9 billion as of the date of this prospectus.

o Invests in companies that generally have above average earnings or sales growth histories and retention of earnings; often such companies have higher price to earnings ratios.

o Less emphasis on a long history of established growth than the Large Company Growth Portfolio.

o Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

LARGE COMPANY VALUE PORTFOLIO

o    Focuses on the large company value segment of the U.S. equity market.

o Invests substantially all its assets in companies with the largest market capitalizations - greater than approximately $1.9 billion as of the date of this prospectus.

o Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and higher than average dividend yield (which means that their price is low relative to the size of their dividend).

SMALL COMPANY VALUE PORTFOLIO

o    Focuses on the small company value segment of the U.S. equity market.

o Invests substantially all its assets in companies with smaller market capitalizations - between approximately $165 million and $1.9 billion as of the date of this prospectus.

o Invests generally in companies with relatively low price to book value ratios, low price to earnings ratios, and relatively high dividend yield (dividend yields for small companies are generally less than those of large companies).

o Invests in small-cap companies that may still be developing. Small-cap companies may lack the management experience, financial resources, product diversity and competitive strengths of larger companies, and may be traded less frequently. Small-cap companies may also be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.

Each Style Portfolio attempts to invest virtually all of its assets in common stock of companies in its category.

WILSHIRE 5000 INDEX PORTFOLIO

o Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

o Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

o Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Index Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                    WHO MAY WANT TO INVEST IN THE PORTFOLIOS

A Style Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o you believe that the market will favor a particular style, such as large cap growth stocks, over other styles in the long term and you want a focused exposure to that style; or

o you own other funds or stocks which provide exposure to some but not all styles and would like a more complete exposure to the equity market.

The Index Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o    you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

Each Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. For example, if large capitalization growth stocks fall out of favor generally with investors, the value of the Large Company Growth Portfolio may decline. You may lose money by investing in a Portfolio, particularly if you choose a Style Portfolio which follows a particular style that has performed poorly. Because the Index Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be a less volatile investment than the Style Portfolios.


                         PERFORMANCE AND FEE INFORMATION

--------------------------------------------------------------------------------
                         LARGE COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Growth Portfolio by showing how Investment Class Shares of the Large Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


1994                   2.29%
1995                  36.65%
1996                  25.74%
1997                  32.20%
1998                  40.72%
1999                  33.95%
2000                (15.59)%
2001                (16.59)%
2002                (21.77)%
2003                  26.45%


During the period shown in the bar chart, the highest return for a quarter was 25.32% (quarter ended 12/31/98) and the lowest return for a quarter was (18.01)% (quarter ended 03/31/01).

The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                                   SINCE
                                                               1 YEAR     5 YEARS    10 YEARS   INCEPTION(1)
                                                               ------     -------    --------   ------------

Investment Class
   Return Before Taxes.........................................26.45%     (1.38)%     11.80%       11.00%
   Return After Taxes on Distributions(2)......................26.45%     (1.55)%     10.91%       10.13%
   Return  After  Taxes  on  Distributions  and  Sale of
       Portfolio Shares(2) ....................................17.19%     (1.23)%     10.06%        9.36%
Russell 1000 Growth Index(3)...................................29.75%     (5.11)%      9.20%        9.06%

Institutional Class(4)
   Return Before Taxes.........................................26.85%     (1.08)%        --        10.63%
Russell 1000 Growth Index(3)...................................29.75%     (5.11)%        --         7.08%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

FEES AND EXPENSES OF THE LARGE COMPANY GROWTH PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees.............................     0.75%              0.75%
Distribution and Service (12b-1) Fees.......     0.25%               None
Other Expenses..............................     0.47%              0.40%
Total Annual Portfolio Operating Expenses...     1.47%              1.15%


EXAMPLE:

This example helps you to compare the cost of investing in the Large Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year....................................      $150                 $117
3 Years...................................      $465                 $365
5 Years...................................      $803                 $633
10 Years..................................     $1,757               $1,398


--------------------------------------------------------------------------------
                          LARGE COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Large Company Value Portfolio by showing how Investment Class Shares of the Large Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1994                 (5.15)%
1995                  39.93%
1996                  18.08%
1997                  30.18%
1998                  10.31%
1999                 (6.81)%
2000                  16.96%
2001                 (1.21)%
2002                (17.23)%
2003                  28.51%

During the period shown in the bar chart, the highest return for a quarter was 15.61% (quarter ended 6/30/03) and the lowest return for a quarter was (16.81)% (quarter ended 9/30/02).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                                  SINCE
                                                             1 YEAR    5 YEARS     10 YEARS    INCEPTION(1)
                                                             ------    -------     --------    ------------
Investment Class
   Return Before Taxes.......................................28.51%     2.75%        9.93%        10.51%
   Return After Taxes on Distributions(2)....................28.33%     1.72%        7.97%         8.57%
   Return  After  Taxes  on  Distributions  and  Sale of
       Portfolio Shares(2)...................................18.53%     1.77%        7.57%         8.14%
Russell 1000 Value Index(3)..................................30.03%     3.56%       11.87%        12.69%

Institutional Class(4)
   Return Before Taxes.......................................28.83%     3.02%          --          9.39%
Russell 1000 Value Index(3)..................................30.03%     3.56%          --         11.19%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.


FEES AND EXPENSES OF THE LARGE COMPANY VALUE PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management  Fees..............................  0.75%               0.75%
Distribution and Service (12b-1) Fees.........  0.25%                None
Other Expenses................................  0.67%               0.67%
                                                ----                ----
Total Annual Portfolio Operating Expenses.....  1.67%               1.42%
                                                ----                ----


EXAMPLE:

This example helps you to compare the cost of investing in the Large Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year........................................     $170              $145
3 Years.......................................     $526              $449
5 Years.......................................     $907              $776
10 Years......................................    $1,976            $1,702


--------------------------------------------------------------------------------
                         SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Growth Portfolio by showing how Investment Class Shares of the Small Company Growth Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1994                 (1.38)%
1995                  28.16%
1996                  14.01%
1997                  11.67%
1998                 (3.56)%
1999                  14.43%
2000                  0.99 %
2001                 (3.05)%
2002                (13.94)%
2003                  37.02%

During the period shown in the bar chart, the highest return for a quarter was 20.75% (quarter ended 12/31/99) and the lowest return for a quarter was (22.84)% (quarter ended 9/30/98).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                             1 YEAR     5 YEARS     10 YEARS   SINCE INCEPTION(1)
                                                             ------     -------     --------   ------------------
Investment Class
   Return Before Taxes.......................................37.02%      5.73%       7.44%           9.64%
   Return After Taxes on Distributions(2)....................37.02%      4.68%       7.36%           9.22%
   Return After Taxes on Distributions and Sale of
       Portfolio Shares(2)...................................24.06%      4.34%       7.30%           9.03%
Russell 2000 Growth Index(3).................................48.54%      0.86%       5.43%           7.42%

Institutional Class(4)
   Return Before Taxes.......................................37.30%      5.95%         --            6.71%
Russell 2000 Growth Index(3).................................48.54%      0.86%         --            4.28%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



FEES AND EXPENSES OF THE SMALL COMPANY GROWTH PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees *  ............................   0.85%             0.85%
Distribution and Service (12b-1) Fees..........   0.25%              None
Other Expenses.................................   2.01%             2.03%
                                                  ----              ----
Total Annual Portfolio Operating Expenses......   3.11%             2.88%
                                                  ----              ----

* Management fees do not reflect a voluntary waiver of advisory fees by Wilshire. This waiver may be decreased by Wilshire at any time, subject to approval by the Board of Directors. After this waiver, the Management Fees and Total Annual Portfolio Operating Expenses are:

                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees.................................  0.25%              0.25%
Total Annual Portfolio Operating Expenses.......  2.51%              2.28%



EXAMPLE:

This example helps you to compare the cost of investing in the Small Company Growth Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year.......................................       $314            $291
3 Years......................................       $960            $892
5 Years......................................     $1,630          $1,518
10 Years.....................................     $3,420          $3,204


--------------------------------------------------------------------------------
                          SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Small Company Value Portfolio by showing how Investment Class Shares of the Small Company Value Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


1994                 (4.54)%
1995                  25.15%
1996                  13.94%
1997                  31.18%
1998                 (5.57)%
1999                (12.20)%
2000                  13.16%
2001                  17.23%
2002                 (7.98)%
2003                  36.41%

During the period shown in the bar chart, the highest return for a quarter was 19.97% (quarter ended 6/30/03) and the lowest return for a quarter was (18.34)% (quarter ended 9/30/02).


The returns for the Portfolio's Investment Class Shares were slightly lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                                                               SINCE
                                                              1 YEAR   5 YEARS    10 YEARS  INCEPTION(1)
                                                              ------   -------    --------  ------------
Investment Class
   Return Before Taxes........................................36.41%    7.89%      9.44%       10.12%
   Return After Taxes on Distributions(2).....................36.31%    7.33%      7.45%        8.18%
   Return  After Taxes on Distributions and Sale of
       Portfolio Shares(2)....................................23.67%    6.47%      7.02%        7.70%
Russell 2000 Value Index(3)...................................46.03%   12.27%      12.69%      14.45%

Institutional Class(4)
   Return Before Taxes........................................36.86%    8.16%        --        10.44%
Russell 2000 Value Index(3)...................................46.03%   12.27%        --        13.59%

(1) Inception date (commencement of investment operations) of the Investment Class was September 30, 1992 and Institutional Class was July 15, 1996.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



FEES AND EXPENSES OF THE SMALL COMPANY VALUE PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees * ...........................    0.85 %             0.85%
Distribution and Service (12b-1) Fees........    0.25%               None
Other Expenses...............................    1.02%              0.98%
                                                 ----               ----
Total Annual Portfolio Operating Expenses....    2.12%              1.83%
                                                 ----               ----

* Management fees do not reflect a voluntary waiver of advisory fees by Wilshire. This waiver may be decreased by Wilshire at any time, subject to approval by the Board of Directors. After this waiver, the Management Fees and Total Annual Portfolio Operating Expenses are:

                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees................................   0.25%             0.25%
Total Annual Portfolio Operating Expenses......   1.52%             1.23%


EXAMPLE:

This example helps you to compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses (without fee waivers) remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year........................................    $215                $186
3 Years.......................................    $664                $576
5 Years.......................................   $1,139               $990
10 Years......................................   $2,452              $2,148


--------------------------------------------------------------------------------
                          WILSHIRE 5000 INDEX PORTFOLIO
--------------------------------------------------------------------------------


The bar chart and the performance table below provide an indication of the risks of investing in the Index Portfolio by showing how Investment Class Shares of the Index Portfolio have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.


TOTAL
RETURN


2000                (11.07)%
2001                (11.49)%
2002                (21.32)%
2003                  29.62%

During the period shown in the bar chart, the highest return for a quarter was 17.71% (quarter ended 12/31/99) and the lowest return for a quarter was (16.90)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                                     1 YEAR   SINCE INCEPTION(1)
                                                     ------   ------------------
Investment Class
   Return Before Taxes.............................  29.62%         (1.01)%
   Return After Taxes on Distributions(2)..........  29.46%          1.29%

   Return After Taxes on Distributions and
      Sale of Portfolio Shares(2)..................  19.25%         (1.03)%
Wilshire 5000 Index(3).............................  31.64%         (0.30)%


Institutional Class(4)
   Return Before Taxes.............................  30.05%         (0.73)%
Wilshire 5000 Index(3).............................  31.64%         (0.30)%


(1) Inception date (commencement of investment operations) of the Investment Class and the Institutional Class was February 1, 1999.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Reflects no deduction for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.
(4) After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.



FEES AND EXPENSES OF THE WILSHIRE 5000 INDEX PORTFOLIO

As a benefit of investing in the Portfolio, you do not incur any sales loads, redemption fees or exchange fees. This table shows the fees and expenses you may pay when you buy and hold Index Portfolio shares.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
Management Fees................................  0.10%              0.10%
Distribution and Service (12b-1) Fees..........  0.25%               None
Other Expenses.................................  0.71%              0.66%
Total Annual Portfolio Operating Expenses .....  1.06%              0.76%


EXAMPLE:

This example helps you to compare the cost of investing in the Index Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Index Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.

                                           INVESTMENT CLASS  INSTITUTIONAL CLASS
                                           ----------------  -------------------
1 Year........................................   $108              $78
3 Years.......................................   $337              $243
5 Years.......................................   $585              $422
10 Years......................................  $1,294             $942


--------------------------------------------------------------------------------
                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

                                STYLE PORTFOLIOS


Wilshire serves as the investment adviser to the Portfolios. In its management and oversight of the Portfolios, Wilshire selects investment advisers to serve as Sub-Advisers, and determines the allocation of the Portfolios' assets among the selected Sub-Advisers through the use of sophisticated models. Each Sub-Adviser manages a portion of one or more of the Portfolios. Wilshire selects Sub-Advisers to manage the assets of the Portfolios based upon a due diligence process that focuses on, but is not limited to, the managers' philosophy and process, people and organization, resources, and performance.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee reviews the daily performance of the
Portfolios and the Sub-Advisers. Additionally, the risk profiles of the Portfolios and the Sub-Advisers are monitored closely to ensure compliance with stated investment guidelines. The investment committee maintains regular communication with the Sub-Advisers responsible for portfolio management and holds in-person meetings with Sub-Advisers when, in the opinion of the committee, such action is appropriate.


The Company offers focused exposure to four distinct segments of the U.S. market
- large company growth, large company value, small company growth and small company value. Wilshire establishes the parameters for "large company" and "small company" stocks. As of the date of this prospectus, large companies are defined as companies with market capitalizations of greater than approximately $1.9 billion, and small companies are defined as companies with capitalizations between approximately $165 million and $1.9 billion. The Style Portfolios' "growth" and "value" criteria generally follow the criteria of the Portfolios' respective benchmarks. Each Style Portfolio owns only securities within these parameters which correspond to that style. To maintain a proper style exposure in each Style Portfolio, the Sub-Advisers change the Style Portfolios' holdings as companies' characteristics change. A Sub-Adviser sells stocks that no longer meet the criteria of a particular Style Portfolio. For example, a Sub-Adviser may consider a stock to no longer be a value stock if its price advances strongly. Each Sub-Adviser seeks to maintain a fully invested position in the Style Portfolios at all times. This means that the Style Portfolios hold little uninvested cash, thus ensuring that you receive the full benefit of any market advances. The number of securities eligible for investment by a Style Portfolio at any time varies.

The investment philosophies of the Sub-Advisers managing each Portfolio are described in more detail below. No assurance exists that any of the Portfolios will achieve its objectives.

LA CAPITAL
Los Angeles Capital Management and Equity Research ("LA Capital") manages the Small Company Growth, Small Company Value and Wilshire 5000 Index Portfolios and portions of the Large Company Growth and Large Company Value Portfolios.

THE STYLE PORTFOLIOS
In managing the Style Portfolios, LA Capital uses its proprietary "Dynamic Alpha" stock selection model to seek to generate incremental returns above the benchmark, while attempting to control investment risk relative to the benchmark.

Each week LA Capital's investment team develops return forecasts for 45 different fundamental risk measures for the largest 3200 securities in the U.S. equity market. The team then develops forecasts for each security, based upon the security's exposure to these fundamental risk factors and the security's current price. Risk factors include valuation metrics (e.g. price to cash flow, price to earnings), performance metrics (e.g. return on invested capital, earnings momentum, profit margins), analyst forecasts (e.g. projected growth, estimate revision, earnings surprise), balance sheet strength (e.g. debt to equity, pension risk), market factors (e.g. size, beta, relative strength) and fifteen different industry risks.

Portfolios are generated based on the individual security forecasts and the goal of maintaining an acceptable risk profile relative to the benchmark. Portfolios are fully invested, with cash holdings generally representing less than 5% of the portfolio's value.

INDEX PORTFOLIO
The Index Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Index Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

LA Capital manages the Index Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Index Portfolio expenses) through statistical sampling procedures. LA Capital does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LA Capital expects the correlation between the performance of the Index and the Index Portfolio to be over 0.95 before the deduction of Index Portfolio expenses. A correlation of 1.00 would indicate that the Index Portfolio's performance exactly matched that of the Index. The Index Portfolio's ability to track the Index's performance may be affected by factors such as the Index Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Index Portfolio shares.

PUTNAM ADVISORY COMPANY, LLC
Putnam Advisory Company, LLC ("Putnam") serves as a Sub-Adviser to the Large Company Growth Portfolio. The basis of Putnam's structured equity approach is its belief that the combination of fundamental research and technical quantitative techniques can generate superior risk-adjusted performance over time. The firm seeks to construct portfolios that are well diversified in terms of sources of return in excess of applicable benchmarks, while remaining sensitive to risk management and the costs of trading.

Putnam's investment process integrates multiple fundamental and quantitative approaches within a multi-factor model to develop return expectations for a broad universe of over 1,000 securities. The model's fundamental approach currently has two components: analyst recommendations for each security, which are used to initially rank securities, and creation of a "fair value" for each security, which is based on a bottom-up research process. This "fair value" is compared to a company's current share price to determine its percentage discount or premium. Putnam's quantitative model seeks to identify factors that are stable over time, which are divided into four categories: estimate revision, earnings quality, relative strength and relative valuation. Each factor consists of multiple sub-factors designed to seek to predict a stock's behavior.

Putnam's investment process tends to be equally weighted between fundamental and quantitative considerations. It believes that the excess return estimates from its fundamental and quantitative research approaches have low correlations, and as a result, a combination of these analyses provides a strong indication of a stock's expected performance. Specific stocks are selected for the Portfolio based on a combination of their contribution to the Portfolio's expected return in excess of the applicable benchmark and risk exposures. Putnam's goal in stock selection is to build a portfolio that maximizes its overall excess return, is diversified across multiple sources, and has limited exposure to factors that are not expected to contribute to return over time.

GRANTHAM, MAYO, VAN OTTERLOO & CO., LLC
Grantham, Mayo, Van Otterloo & Co., LLC ("GMO") serves as a Sub-Adviser to the Large Company Growth Portfolio. GMO manages its portfolio in a manner that reflects its core philosophy that a risk averse and disciplined application of research creates opportunities for return in excess of applicable benchmarks over time. GMO uses a quantitative research process that is based on fundamental factors to construct its portfolio. This quantitative research process utilizes the firm's substantial database infrastructure to attempt to identify forward-looking opportunities for excess return.

GMO identifies investment opportunities through a variety of processes, including screens that identify both valuation anomalies through the use of the firm's proprietary dividend discount model and momentum factors, which GMO uses to approximate market sentiment. These tools are part of a proprietary optimization process which measures the expected contribution from an investment in terms of excess return and excess risk. In constructing the portfolio, GMO also controls sector weights and capitalization exposures relative to the benchmark.

BERNSTEIN INVESTMENT RESEARCH AND MANAGEMENT
Bernstein Investment Research and Management ("Bernstein"), a unit of Alliance Capital Management, LP ("Alliance"), serves as a Sub-Adviser to the Large
Company Value Portfolio. Bernstein's approach to managing its portion of the Portfolio is value-based and price-driven. Bernstein believes that opportunity is created by risk-averse investors who tend to buy and sell based on an emotional overreaction to events of the day, assuming that current conditions - good or bad - will remain unchanged. As a result, it believes that companies facing immediate problems are often shunned by investors, even if their long-term prospects remain sound, which may create compelling buying opportunities. Bernstein performs intensive fundamental research to identify these buying opportunities in the marketplace.

Bernstein's Investment Policy Group takes a bottom-up approach to security selection. They relate the present value of each company's future cash flow, as forecast by Bernstein's analysts, to the current price of its stock. Solving for the internal rate of return, an expected rate of return is derived. The Investment Policy Group then ranks companies from the highest expected return to the lowest, with the companies at the top of the ranking being the most undervalued. The expected return for each stock is then adjusted for timing risk, by evaluating revisions in consensus earnings estimates and relative return, and concentration risk, or the amount of risk added by a security to the portfolio relative to the benchmark, through use of a proprietary 19-factor risk model.

Once the risk analysis is complete, securities are re-ranked by risk-adjusted expected returns. The Investment Policy Group then selects approximately 150 securities for a model portfolio. Bernstein's portion of the Large Company Value Portfolio is based on the model portfolio, which is adjusted for Wilshire's investment restrictions and timing of cash flows. If selected, securities ranking in the top third of Bernstein's valuation universe are overweighted relative to the benchmark because in its view they represent the most undervalued stocks in that universe. Securities ranked in the middle third of Bernstein's universe, if selected, are market weighted to add diversification to the portfolio. If, over time, a security falls in ranking from the top third of the universe to the middle third, the position is trimmed back to a market weighting. If the security's ranking continues to fall into the bottom third of the universe, it is sold or, if it is a very large capitalization stock, it is underweighted.

                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, a Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy a Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolios involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolios is equity risk. This is the risk that the prices of stocks held by a Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


INDEX RISK. There is a risk that the Index Portfolio's performance may not match the Index exactly. The Index Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Index Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Index Portfolio incurs administrative expenses and transaction costs in trading stocks.

STYLE RISK. Another risk of investing in a Style Portfolio is the risk that the Portfolio's style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, and vice versa.

SMALL CAP RISK. The small-cap companies in which the Small Company Growth and Small Company Value Portfolios invest present additional risks. These companies may be in the developmental stage or may be older companies undergoing significant changes. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. As a result, their prices may rise and fall more sharply.


--------------------------------------------------------------------------------
                          MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolios. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2004, managed approximately $7 billion in assets.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significant investment experience.


The Portfolios paid Wilshire the advisory fees shown below during 2003.

                                                MANAGEMENT FEE AS A % OF AVERAGE
PORTFOLIO                                      DAILY NET ASSETS OF THE PORTFOLIO
---------                                      ---------------------------------
Large Company Growth Portfolio                               0.65%
Large Company Value Portfolio                                0.64%
Small Company Growth Portfolio                               0.25%
Small Company Value Portfolio                                0.25%
Wilshire 5000 Index Portfolio                                0.10%

The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolios in certain circumstances without stockholder approval. Under the Agreement, Wilshire may charge annual fees of up to 0.75% of average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Index Portfolio. Wilshire agreed to waive its fees so that each Portfolio, with the exception of the Index Portfolio, would be charged an annual fee of 0.25% of the average daily net assets of the Portfolio, until both Wilshire and a majority of the independent Directors concluded that any increase was merited in view of the retention of additional sub-advisers or other future developments. The fee waivers were terminated as of April 1, 2003 for all Portfolios other than the Small Company Growth and Small Company Value Portfolios, in connection with the retention of additional sub-advisers.


                             INVESTMENT SUB-ADVISERS


The Securities and Exchange Commission (the "SEC") has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things, setting each Portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

LA CAPITAL
Wilshire has entered into a sub-advisory agreement with LA Capital to manage the Small Company Growth, Small Company Value and Wilshire 5000 Portfolios, and portions of the Large Company Growth and Large Company Value Portfolios, subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolios. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LA Capital, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2004 managed approximately $2.8 billion in assets.

PUTNAM
Wilshire has entered into a sub-advisory agreement with Putnam, effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Putnam has managed client assets since it was founded in 1937. Putnam's portion of the Portfolio is managed by a team led by Tony H. Elavia, Ph.D. Dr. Elavia is the Managing Director of Quantitative Research. Dr. Elavia is a Managing Director and Senior Portfolio Manager on the Large Cap Growth Team. In addition, Dr. Elavia is the Director of Quantitative Equity Research and Money Management at Putnam. Dr. Elavia, who joined Putnam in 1999, had been President of TES Partners since 1998. Putnam is located at One Post Office Square, Boston, Massachusetts 02109, and as of March 31, 2004, with its affiliates, managed approximately $227 billion in assets.

GMO
Wilshire has entered into a sub-advisory agreement with GMO, effective April 9, 2003, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. GMO has managed portfolios and performed fundamental quantitative research since its inception in the late 1970s. Day to day management of GMO's portion of the Portfolio is the responsibility of the U.S. Quantitative Division of GMO, and no one person is primarily responsible for the management of the portfolio. GMO is located at 40 Rowes Wharf, Boston, Massachusetts 02110, and as of March 31, 2004, managed approximately $61 billion in assets.

ALLIANCE
Wilshire has entered into a sub-advisory agreement with Alliance, effective April 9, 2003, for its Bernstein Investment Research and Management unit to manage a portion of the Large Company Value Portfolio, subject to the supervision of Wilshire and the Company's Board of Directors. Bernstein services the former investment research and management business of Sanford C. Bernstein & Co., Inc. ("SCB"), a registered investment adviser and broker/dealer acquired by Alliance in October 2000 that managed value-oriented investment portfolios since 1967. Marilyn G. Fedak, John P. Mahedy and Lewis A. Sanders are co-portfolio managers of Bernstein's portion of the Large Company Value Portfolio. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group of Bernstein and was also elected to the Board of Directors of Alliance in 1993. She had previously served as Chairman of the U.S. Equity Investment Policy Group at SCB, which she joined in 1984. Mr. Mahedy is the Director of U.S. Value Equity Research at Bernstein. Mr. Mahedy also serves on Bernstein's Large Cap U.S. Value Equity Investment Policy Group. Mr. Mahedy was a senior research analyst with Bernstein from 1995 until 2001. Mr. Sanders is Vice Chairman, Director and Chief Executive Officer of Alliance. He was elected Chairman of the Board of Directors and chief executive officer of SCB in 1993 after serving for 12 years as President and Chief Operating Officer, with senior responsibility for research and investment management. Alliance is located at 1345 Avenue of the Americas, New York, New York 10105, and as of March 31, 2004, managed approximately $482 billion in assets.


                          SERVICE AND DISTRIBUTION PLAN


Each Portfolio has adopted a Service and Distribution Plan for its Investment Class Shares (the "Plan"). The Plan authorizes payments by the Investment Class Shares annually of up to 0.25% of the average daily net assets attributable to the Portfolios' Investment Class Shares to finance distribution of those Shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations and forwarding prospectuses and shareholder reports. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors. Because these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges.

                             SHAREHOLDER INFORMATION

                           HOW TO BUY PORTFOLIO SHARES

You may buy shares without a sales charge on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of a Portfolio's shares, if we believe it is in a Portfolio's best interest to do so. The Portfolios do not issue share certificates.

MINIMUM INVESTMENTS

The minimum initial investments in a Portfolio are as follows:


o INVESTMENT CLASS SHARES. The minimum initial investment in each Style Portfolio is $2,500, or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. The minimum initial investment in the Index Portfolio is $1,000. Subsequent investments for all Portfolios must be at least $100. The minimum investments do not apply to certain employee benefit plans.


o INSTITUTIONAL CLASS SHARES. The minimum initial investment is $250,000. Subsequent investments must be at least $100,000.

Your initial investment must be accompanied by an Account Application. You may obtain an Account Application by calling 1-888-200-6796. We may waive or change investment minimum requirements at any time.


You may purchase shares through your financial adviser or brokerage account simply by telling your adviser or broker that you wish to purchase shares of a Portfolio. Your adviser or broker will then transmit a purchase order and payment to the Portfolio on your behalf. Your adviser or broker may require a different minimum investment or impose additional limitations on buying and selling shares and may charge a service or transaction fee.


You also may purchase shares directly from us as follows:


(1) CHECKS. Checks should be made payable to "WILSHIRE MUTUAL FUNDS, INC." For subsequent investments, your Portfolio account number should appear on the check. Payments should be mailed to:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940

                    If you are mailing via overnight courier:

                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                 760 Moore Road
                            King of Prussia, PA 19406


Include your investment slip or, when opening a new account, your Account Application, indicating the name of the Portfolio. No investments may be made by third party checks.


(2) WIRE PAYMENTS. You can pay by wire if your bank account is maintained at a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Send funds by wire to:

         PNC Bank
         Pittsburgh, PA
         ABA No:  031000053
         Account Number:  8606905548
         FFC: [Name of Fund]
         FBO: (Insert shareholder name and account number.)

If your initial purchase of Portfolio shares is by wire, please call 1-888-200-6796 after completing your wire payment to obtain your Portfolio account number. Please include your Portfolio account number on the Account Application and promptly mail the Account Application to us, as no redemptions will be permitted until the Account Application is received. Your bank may charge a wire fee.

(3) ACCUMULATION PLAN (INVESTMENT CLASS SHARES ONLY). The Accumulation Plan permits you to purchase shares (minimum of $100 per transaction) at regular intervals. This may be a convenient way for you to invest for long-term and intermediate financial goals. Shares are purchased by electronically transferring funds from the bank account you designate. Your bank account will be debited in an amount you specify, and shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days, however you designate. You may only designate an account maintained at a domestic financial institution which is an Automated Clearing House member. To establish an Accumulation Plan account, you must file an authorization form with us. You may obtain the necessary authorization form by calling 1-888-200-6796. You may cancel your participation in the Accumulation Plan or change the amount of purchase at any time by mailing written notification to Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940. The notification will be effective three business days after we receive it. We may modify or terminate this privilege at any time or charge a service fee. No such fee currently is charged.

(4) ELECTRONIC FUNDS TRANSFER. You may make subsequent investments (minimum of $100 per transaction) by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit funds through the Automated Clearing House to:


         PNC Bank
         Wilshire Mutual Funds, Inc. --[Portfolio Name]
         [Shareholder Account Number]
         Account of [Registered Shareholder]

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the Account Application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 39 of this prospectus.


                          HOW TO SELL PORTFOLIO SHARES

You may sell your shares back to a Portfolio (known as redeeming shares) on any business day without a redemption fee. A Portfolio may temporarily stop redeeming its shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolio cannot sell its shares or accurately determine the value of its assets, or if the SEC orders the Portfolio to suspend redemptions. We reserve the right to impose a redemption fee in the future.

You may redeem your shares in a Portfolio as follows:

(1) BY TELEPHONE. You may redeem your shares by telephone if you have checked the appropriate box on your Account Application or you have filed a Shareholder Services Form with us authorizing telephone redemption. Call 1-888-200-6796 with your account number, the amount of redemption and instructions as to how you wish to receive your funds.

         a. TELEPHONE REDEMPTION BY CHECK. We will make checks payable to the name in which the account is registered and normally will mail the check to you at your address of record within seven days after we receive your request. Any request for redemption proceeds made within 60 days of changing your address of record must be in writing with the signature guaranteed.


         b. TELEPHONE REDEMPTION BY WIRE. We accept telephone requests for wire redemptions of at least $1,000 per Portfolio. We will send a wire to either a bank designated on your Account Application or in a subsequent letter with a guaranteed signature. Your designated bank must be a member of the Federal Reserve System or a correspondent bank. We normally wire proceeds on the next business day after we receive your request.

(2) BY MAIL. You may also redeem your shares by mailing a request to: Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. If you are mailing via overnight courier, send your request to: Wilshire Mutual Funds, Inc., c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406. We normally will mail a check to you at your address of record within seven days after we receive your request. Your letter should state the name of the Portfolio and the share class, the dollar amount or number of shares you are redeeming, and your account number. You must sign the letter in exactly the same way the account is registered and if there is more than one owner of shares, all owners must sign. We require a signature guarantee for each signature on your redemption letter,
(i) if you redeem more than $50,000, (ii) if proceeds are to be paid to someone other than the registered holder of shares, or (iii) if the investor's address of record has changed within the past 60 days.


SIGNATURE GUARANTEES. If a signature guarantee is required you must have a medallion signature guarantee from an eligible guarantor. A notarized signature is not sufficient. You can obtain a medallion signature guarantee from a domestic bank or trust company, broker dealer, clearing agency, savings association, or other financial institution which participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

INVOLUNTARY REDEMPTION. We may redeem all shares in your account if their value falls below $500, in the case of Investment Class Shares, or $150,000, in the case of Institutional Class Shares, as a result of redemptions (but not as a result of a decline in their net asset value). We will notify you in writing and give you 45 days to increase the value of your account to at least $500, in the case of Investment Class Shares, and $150,000, in the case of Institutional Class Shares.

REDEMPTION PROCEEDS. You cannot redeem shares until we have received your Account Application. If you purchased your shares by check, you may not redeem shares until the check clears, which may take up to 15 days following purchase. Although we will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after we receive your redemption order.

We may pay your redemption proceeds wholly or partly in securities. This would happen only in the rare instance that Wilshire and a Portfolio's Sub-Advisers believe it would be in the Portfolio's best interest not to pay redemption proceeds in cash. When you sell these securities you will pay brokerage commissions.

If you choose to receive distributions in cash and distribution checks are returned as undeliverable, or remain uncashed for six months, we will change your account so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the Portfolio. No interest is paid during the time a redemption check is outstanding.

TELEPHONE TRANSACTIONS. If you authorize telephone transactions, bear in mind that you may be responsible for any fraudulent telephone transaction in your account so long as the Company and its service providers follow reasonable procedures to protect against unauthorized transactions. All telephone calls are recorded for your protection and you will be asked for information to verify your identification. You may have difficulty reaching us by telephone to request a redemption of your shares. In that case you may mail your redemption request to the address stated above.

                                PRICING OF SHARES


When you purchase shares of either class of a Portfolio, the price you pay per share is the net asset value of the shares next determined after we receive your purchase request in good order. Similarly, the price you receive when you redeem your shares is the net asset value of the shares next determined after we receive your redemption request in good order. We calculate the net asset value per share of each class of each Portfolio at the close of business on the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value per share of a class of shares is calculated by adding the value of the individual securities held by a Portfolio and attributable to that class, subtracting the liabilities of that class, and dividing by the total number of the shares outstanding of that class. We value each individual security a Portfolio holds by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined in accordance with policies adopted by the Board of Directors of the Company.


                        HOW TO EXCHANGE PORTFOLIO SHARES

You may exchange your shares in a Portfolio for shares of the same class of another Portfolio. You also may exchange shares of one class for shares of another class of the same Portfolio, provided you meet the eligibility requirements (including minimum investment amounts) for purchase. In addition, you can also exchange shares of a Portfolio for shares of the American Advantage Money Market Fund, provided you meet the eligibility requirements for its purchase. Note that exchanges from one Portfolio to another Portfolio are taxable transactions while exchanges from one class to another class of the same Portfolio are not taxable transactions.

You may exchange shares through your financial adviser or broker or directly through the Company as follows:


(1) BY MAIL. You may make an exchange by writing to us at Wilshire Mutual Funds, Inc., P.O. Box 9807, Providence, RI 02940. Your letter should state the name of the Portfolio and share class you are exchanging, the number of shares you are exchanging and the name of the Portfolio and share class you are acquiring, as well as your name, account number and taxpayer identification or social security number.


(2) BY TELEPHONE. Call us at 1-888-200-6796 and give us the information stated above under "By Mail". To exchange shares by telephone, you must have authorized telephone exchanges on your Account Application or have filed a Shareholder Services Form with us authorizing telephone exchanges.

o Shares will be exchanged at their net asset value next determined after we receive your exchange request.

o    We reserve the right to reject any exchange request in whole or in part.

o We may modify or terminate the availability of exchanges at any time with notice to shareholders.

o You should read the prospectus of the Portfolio whose shares you are acquiring.

                   RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

You should make purchases and exchanges for investment purposes only. The Company attempts to prohibit market timing because short-term or other excessive trading into and out of the Portfolios may harm performance by disrupting portfolio management strategies and by increasing expenses. The Company reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, redemptions of shares within five days of purchase will be considered excessive, and exchange activity may be limited to four substantial exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors, and systematic withdrawal programs. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Company reserves the right to delay for up to two business days the processing of exchange requests if, in the Company's judgment, such delay would be in the Portfolios' best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolios receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                                RETIREMENT PLANS

The Company offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts" and 403(b)(7) Plans. Plan support services also are available. To obtain details please call 1-888-200-6796.

                      DIVIDEND AND DISTRIBUTION INFORMATION

Each Portfolio intends to pay any dividends and capital gain distributions at least once a year. You may have dividends or capital gains distributions of a Portfolio automatically reinvested at net asset value in additional shares of the Portfolio, or you may elect to receive them in cash. The election will be made at the time you complete your Account Application. You may change this election by notifying us in writing at any time before the record date for a particular dividend or distribution. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that a Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of a Portfolio.

The value of your shares will be reduced by the amount of any dividends and distributions. If you purchase shares shortly before the record date for a dividend or distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

                                 TAX INFORMATION

A Portfolio's distributions will consist of net investment income and capital gains, which are generally taxable to you at different rates depending on the length of time the Portfolio holds its assets. Dividends out of net investment income and distributions of realized short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you at long-term capital gain rates. A Portfolio's distributions may be subject to federal, state or local taxes whether you receive them in cash or reinvest them in additional shares of the Portfolio. An exchange of a Portfolio's shares for shares of another Portfolio will be treated for tax purposes as a sale of the Portfolio's shares, and any gain you realize on the exchange may be taxable. Foreign shareholders may be subject to special withholding requirements.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of your investment in a Portfolio.


                              FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the financial performance of the Portfolios' shares for the past five years (or for the period since a particular Portfolio began operations). Certain information reflects the financial performance of a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements and related notes, is included in the annual report, which is available on request.

                         LARGE COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                            INVESTMENT CLASS SHARES

                                                               FOUR MONTH                YEAR ENDED AUGUST 31,
                                                 YEAR ENDED   PERIOD ENDED ----------------------------------------------
                                                  12/31/03      12/31/02 1   2002        2001         2000         1999
                                                 ----------   ------------   ----        ----         ----         ----
Net asset value, beginning of period............  $ 23.59        $24.22     $ 29.12     $ 46.36      $ 36.37     $ 26.09
                                                 --------      --------    --------    --------     --------    --------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)....................    (0.05)***      0.02***     0.04***    (0.08)***    (0.12)***   (0.05)
Net realized and unrealized gain/(loss) on
   investments..................................     6.29         (0.61)      (4.86)     (16.65)       10.55       12.30
                                                 --------      --------    --------    --------     --------    --------

Total from investment operations................     6.24         (0.59)      (4.82)     (16.73)       10.43       12.25
                                                 --------      --------    --------    --------     --------    --------

LESS DISTRIBUTIONS:
Dividends from net investment income............       --         (0.04)         --          --           --       (0.02)
Distributions from capital gains................       --            --       (0.08)      (0.51)       (0.44)      (1.95)
                                                 --------      --------    --------    --------     --------    --------

Total distributions.............................       --         (0.04)      (0.08)      (0.51)       (0.44)      (1.97)
                                                 --------      --------    --------    --------     --------    --------
Net asset value, end of period..................  $ 29.83        $23.59     $ 24.22     $ 29.12      $ 46.36     $ 36.37
                                                 --------      --------    --------    --------     --------    --------
Total return 2 .................................   26.45%       (2.42)%**  (16.61)%    (36.33)%       28.84%      48.46%
                                                 --------      --------    --------    --------     --------    --------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end period (in 000's)............... $365,658      $243,890    $249,328    $354,633     $656,711    $454,853
Operating expenses excluding custody earnings
   credit.......................................    1.37%         0.95%*      0.90%       0.84%        0.84%       0.95%
Operating expenses including
   reimbursement/waiver/custody earnings credit.    1.36%         0.95%*      0.89%       0.83%        0.83%       0.90%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.    1.47%         1.45%*      0.90%       0.84%        0.84%       0.95%
Net investment income / (loss) including
   reimbursement/waiver/custody earnings credit.  (0.20)%         0.28%*      0.14%     (0.23)%      (0.28)%     (0.11)%
Portfolio turnover rate.........................      93%           21%**       47%         43%          50%         35%

_____________________________
*   Annualized.
**  Non-annualized.
*** The  selected  per  share  data was  calculated  using  the  average  shares outstanding  method for the period.
(1) The  Portfolio's  fiscal year-end  changed  from   August 31 to December 31,
    effective December 31, 2002.
(2) Total return represents aggregate total return for the period indicated.

                         LARGE COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                 INSTITUTIONAL CLASS SHARES

                                                                    FOUR MONTH                 YEAR ENDED AUGUST 31,
                                                      YEAR ENDED   PERIOD ENDED   -----------------------------------------
                                                       12/31/03      12/31/02 1   2002        2001      2000         1999
                                                      ----------   ------------   ----        ----      ----         ----
Net asset value, beginning of period.................   $23.81        $24.51     $ 29.39     $ 46.63   $ 36.47     $ 26.12
                                                       -------       -------     -------     -------   -------     -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income................................     0.03***       0.05***     0.12***    0.03***    0.01***     0.03
Net realized and unrealized gain/(loss) on
   investments.......................................     6.36         (0.62)      (4.92)     (16.76)    10.59       12.31
                                                       -------       -------     -------     -------   -------     -------

Total from investment operations.....................     6.39         (0.57)      (4.80)     (16.73)    10.60       12.34
                                                       -------       -------     -------     -------   -------     -------

LESS DISTRIBUTIONS:
Dividends from net investment income.................    (0.07)        (0.13)         --          --        --       (0.04)
Distributions from capital gains.....................       --            --       (0.08)      (0.51)    (0.44)      (1.95)
                                                       -------       -------     -------     -------   -------     -------

Total distributions..................................    (0.07)        (0.13)      (0.08)      (0.51)    (0.44)      (1.99)
                                                       -------       -------     -------     -------   -------     -------
Net asset value, end of period.......................   $30.13        $23.81     $ 24.51     $ 29.39   $ 46.63     $ 36.47
                                                       -------       -------     -------     -------   -------     -------
Total return 2.......................................   26.85%       (2.32)%**  (16.39)%    (36.12)%    29.23%      48.81%
                                                       -------       -------     -------     -------   -------     -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................. $160,814       $82,459     $84,271    $108,794  $149,043     $72,773
Operating expenses excluding custody earnings
   credit............................................    1.05%         0.64%*      0.59%       0.52%     0.53%       0.67%
Operating expenses including
   reimbursement/waiver/custody earnings credit......    1.04%         0.64%*      0.58%       0.51%     0.52%       0.62%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit......    1.15%         1.14%*      0.59%       0.52%     0.53%       0.67%
Net investment income including
   reimbursement/waiver/custody earnings credit......    0.12%         0.59%*      0.45%       0.09%     0.03%       0.18%
Portfolio turnover rate..............................      93%           21%**       47%         43%       50%         35%

______________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               INVESTMENT CLASS SHARES

                                                              FOUR MONTH                  YEAR ENDED AUGUST 31,
                                                  YEAR ENDED PERIOD ENDED --------------------------------------------
                                                   12/31/03    12/31/02 1   2002       2001        2000       1999
                                                  ---------- ------------   ----       ----        ----       ----
Net asset value, beginning of period.............   $16.03      $17.59     $ 21.09    $ 19.91     $ 21.02   $ 19.29
                                                   -------     -------     -------    -------     -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................     0.13***     0.08***     0.21***    0.27***     0.28***   0.28
Net realized and unrealized gain/(loss) on
   investments...................................     4.44       (1.40)      (2.41)      1.09       (0.02)     3.32
                                                   -------     -------     -------    -------     -------   -------

Total from investment operations.................     4.57       (1.32)      (2.20)      1.36        0.26      3.60
                                                   -------     -------     -------    -------     -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income.............    (0.08)      (0.24)      (0.27)     (0.18)      (0.31)    (0.33)
Distributions from capital gains.................       --          --       (1.03)        --       (1.06)    (1.54)
                                                   -------     -------     -------    -------     -------   -------

Total distributions..............................    (0.08)      (0.24)      (1.30)     (0.18)      (1.37)    (1.87)
                                                   -------     -------     -------    -------     -------   -------
Net asset value, end of period...................   $20.52      $16.03     $ 17.59    $ 21.09     $ 19.91   $ 21.02
                                                   -------     -------     -------    -------     -------   -------
Total return 2...................................   28.51%     (7.49)%**  (10.94)%      6.81%       1.71%    18.78%
                                                   -------     -------     -------    -------     -------   -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $35,997     $25,327    $ 30,131   $ 31,455    $ 21,490   $19,814
Operating expenses excluding custody earnings
   credit........................................    1.56%       1.17%*      1.04%      0.98%       1.01%     1.06%
Operating expenses including
   reimbursement/waiver/custody earnings credit..    1.55%       1.16%*      1.03%      0.95%       0.98%     1.04%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..    1.67%       1.67%*      1.04%      0.98%       1.01%     1.06%
Net investment income including
   reimbursement/waiver/custody earnings credit..    0.75%       1.39%*      1.06%      1.28%       1.51%     1.58%
Portfolio turnover rate..........................     103%         19%**       72%        77%        110%       57%

______________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          LARGE COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                         INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH                YEAR ENDED AUGUST 31,
                                               YEAR ENDED   PERIOD ENDED ------------------------------------------
                                                12/31/03      12/31/02 1   2002       2001       2000       1999
                                               ----------   ------------   ----       ----       ----       ----
Net asset value, beginning of period..........   $16.04        $17.64     $ 21.14    $ 19.93    $ 21.04   $ 19.29
                                                -------       -------     -------    -------    -------   -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income.........................     0.18***       0.09***     0.26***    0.33***    0.33***   0.37
Net realized and unrealized gain/(loss) on
   investments................................     4.44         (1.40)      (2.41)      1.08      (0.01)     3.28
                                                -------       -------     -------    -------    -------   -------

Total from investment operations..............     4.62         (1.31)      (2.15)      1.41       0.32      3.65
                                                -------       -------     -------    -------    -------   -------

LESS DISTRIBUTIONS:
Dividends from net investment income .........    (0.11)        (0.29)      (0.32)     (0.20)     (0.37)    (0.36)
Distributions from capital gains..............       --            --       (1.03)        --      (1.06)    (1.54)
                                                -------       -------     -------    -------    -------   -------

Total distributions...........................    (0.11)        (0.29)      (1.35)     (0.20)     (1.43)    (1.90)
                                                -------       -------     -------    -------    -------   -------
Net asset value, end of period................   $20.55        $16.04     $ 17.64    $ 21.14    $ 19.93   $ 21.04
                                                -------       -------     -------    -------    -------   -------
Total return 2................................   28.83%       (7.44)%**  (10.71)%      7.08%      2.06%    19.05%
                                                -------       -------     -------    -------    -------   -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Net assets, end of period (in 000's)..........  $30,224       $33,934     $37,133    $54,525    $58,566   $56,719
Operating expenses excluding custody
   earnings credit............................    1.31%         0.94%*      0.79%      0.71%      0.74%     0.79%
Operating expenses including
   reimbursement/waiver/custody earnings
   credit.....................................    1.30%         0.93%*      0.78%      0.68%      0.71%     0.77%
Operating expenses excluding
   reimbursement/waiver/custody earnings
   credit.....................................    1.42%         1.44%*      0.79%      0.71%      0.74%     0.79%
Net investment income including
   reimbursement/waiver/custody earnings
   credit.....................................    1.00%         1.62%*      1.31%      1.55%      1.78%     1.86%
Portfolio turnover rate.......................     103%           19%**       72%        77%       110%       57%

________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return  represents  aggregate total return for the period  indicated.

                 SMALL COMPANY GROWTH PORTFOLIO FOR A PORTFOLIO
                    SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   INVESTMENT CLASS SHARES

                                                              FOUR MONTH                  YEAR ENDED AUGUST 31,
                                                 YEAR ENDED  PERIOD ENDED  ----------------------------------------------
                                                  12/31/03    12/31/02 1  2002         2001         2000         1999
                                                 ---------- ------------  ----         ----         ----         ----
Net asset value, beginning of period.............  $11.48      $11.89     $ 12.91     $ 17.80     $ 13.34     $ 11.78
                                                  -------     -------     -------     -------     -------     -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss..............................   (0.26)***   (0.06)***   (0.19)***   (0.21)***   (0.21)***   (0.57)***
Net realized and unrealized gain/(loss) on
   investments...................................    4.51       (0.35)      (0.83)      (2.23)       4.67        3.01
                                                  -------     -------     -------     -------     -------     -------

Total from investment operations.................    4.25       (0.41)      (1.02)      (2.44)       4.46        2.44
                                                  -------     -------     -------     -------     -------     -------

LESS DISTRIBUTIONS:
Distributions from capital gains.................      --          --          --       (2.45)         --       (0.88)
                                                  -------     -------     -------     -------     -------     -------

Total distributions..............................      --          --          --       (2.45)         --       (0.88)
                                                  -------     -------     -------     -------     -------     -------
Net asset value, end of period...................  $15.73      $11.48     $ 11.89     $ 12.91     $ 17.80     $ 13.34
                                                  -------     -------     -------     -------     -------     -------
Total return 2...................................  37.02%     (3.45)%**   (7.90)%    (13.87)%      33.43%      20.79%
                                                  -------     -------     -------     -------     -------     -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............. $11,224      $7,048     $ 7,253     $ 6,894     $ 8,871      $8,907
Operating expenses excluding custody earnings
   credit........................................   2.51%       2.54%*      1.85%       1.75%       1.56%       1.50%
Operating expenses including
   reimbursement/waiver/custody earnings credit..   2.51%       2.53%*      1.83%       1.72%       1.52%       1.46%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..   3.11%       3.14%*      1.90%       1.90%       1.71%       1.65%
Net investment loss including
   reimbursement/waiver/custody earnings credit.. (1.98)%     (1.67)%*    (1.50)%     (1.50)%     (1.36)%     (1.20)%
Portfolio turnover rate..........................    162%         35%**       84%         91%        127%        153%

________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                         SMALL COMPANY GROWTH PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                 INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH                   YEAR ENDED AUGUST 31,
                                                YEAR ENDED  PERIOD ENDED  ----------------------------------------------
                                                 12/31/03    12/31/02 1    2002         2001        2000        1999
                                                ----------  ------------   ----         ----        ----        ----
Net asset value, beginning of period............  $11.61      $12.04      $ 13.04      $ 17.91    $ 13.38     $ 11.79
                                                 -------     -------      -------      -------    -------     -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss.............................   (0.23)***   (0.06)***    (0.16)***    (0.17)***  (0.17)***   (0.54)
Net realized and unrealized gain/(loss) on
   investments..................................    4.56       (0.37)       (0.84)       (2.25)      4.70        3.01
                                                 -------     -------      -------      -------    -------     -------

Total from investment operations................    4.33       (0.43)       (1.00)       (2.42)      4.53        2.47
                                                 -------     -------      -------      -------    -------     -------

LESS DISTRIBUTIONS:
Distributions from capital gains................      --          --           --        (2.45)        --       (0.88)
                                                 -------     -------      -------      -------    -------     -------

Total distributions.............................      --          --           --        (2.45)        --       (0.88)
                                                 -------     -------      -------      -------    -------     -------
Net asset value, end of period..................  $15.94      $11.61       $12.04       $13.04    $ 17.91     $ 13.38
                                                 -------     -------      -------      -------    -------     -------
Total return 2..................................  37.30%     (3.57)%**    (7.67)%     (13.66)%     33.86%      21.04%
                                                 -------     -------      -------      -------    -------     -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............    $159        $290       $3,404       $5,818     $6,802      $5,011
Operating expenses excluding custody earnings
   credit.......................................   2.28%       2.27%*       1.57%        1.47%      1.28%       1.31%
Operating expenses including
   reimbursement/waiver/custody earnings credit.   2.28%       2.26%*       1.55%        1.44%      1.24%       1.27%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.   2.88%       2.87%*       1.62%        1.62%      1.43%       1.46%
Net investment loss including
   reimbursement/waiver/custody earnings credit. (1.75)%     (1.40)%*     (1.22)%      (1.22)%    (1.08)%     (1.01)%
Portfolio turnover rate.........................    162%         35%**        84%          91%       127%        153%

______________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                  INVESTMENT CLASS SHARES

                                                               FOUR MONTH                   YEAR ENDED AUGUST 31,
                                                  YEAR ENDED  PERIOD ENDED   -----------------------------------------------
                                                   12/31/03    12/31/02 1    2002        2001       2000       1999
                                                  ----------  -----------    ----        ----       ----       ----
Net asset value, beginning of period.............   $14.34     $14.84       $15.53      $12.31    $ 13.60    $ 13.77
                                                   -------    -------      -------     -------    -------    -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................    0.04***     0.04***      0.16***     0.17***    0.18***    0.09
Net realized and unrealized gain/(loss) on
   investments...................................     5.18      (0.29)       (0.71)       3.17      (0.98)      0.79
                                                   -------    -------      -------     -------    -------    -------

Total from investment operations.................     5.22      (0.25)       (0.55)       3.34      (0.80)      0.88
                                                   -------    -------      -------     -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income.............    (0.04)     (0.25)       (0.14)      (0.12)     (0.24)     (0.19)
                                                   -------    -------      -------     -------    -------    -------

Distributions from capital gains.................       --         --           --          --      (0.25)     (0.86)
                                                   -------    -------      -------     -------    -------    -------

Total distributions..............................    (0.04)     (0.25)       (0.14)      (0.12)     (0.49)     (1.05)
                                                   -------    -------      -------     -------    -------    -------
Net asset value, end of period...................   $19.52     $14.34       $14.84      $15.53     $ 12.31   $ 13.60
                                                   -------    -------      -------     -------    -------    -------
Total return 2...................................   36.41%    (1.66)%**    (3.59)%      27.28%    (5.83)%      6.20%
                                                   -------    -------      -------     -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............  $13,441    $16,245      $20,325     $24,342     $7,332    $26,395
Operating expenses excluding custody earnings
   credit........................................    1.52%      1.54%*       1.16%       1.24%      1.17%      1.08%
Operating expenses including
   reimbursement/waiver/custody earnings credit..    1.52%      1.53%*       1.14%       1.18%      1.15%      1.02%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..    2.12%      2.14%*       1.21%       1.39%      1.32%      1.23%
Net investment income including
   reimbursement/waiver/custody earnings credit..    0.22%      0.82%*       1.02%       1.24%      1.51%      1.71%
Portfolio turnover rate..........................     124%        43%**       117%         95%        94%       113%

 ________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          SMALL COMPANY VALUE PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                      INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH                YEAR ENDED AUGUST 31,
                                                 YEAR ENDED PERIOD ENDED    ------------------------------------------
                                                  12/31/03   12/31/02 1     2002        2001        2000       1999
                                                 ---------- ------------    ----        ----        ----       ----
Net asset value, beginning of period.............  $14.35     $ 14.86      $ 15.53     $ 12.31    $ 13.61    $ 13.76
                                                  -------     -------      -------     -------    -------    -------

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income............................    0.08***     0.05***      0.20***     0.21***    0.21***    0.14
Net realized and unrealized gain/(loss) on
   investments...................................    5.21       (0.28)       (0.71)       3.16      (0.99)      0.77
                                                  -------     -------      -------     -------    -------    -------

Total from investment operations.................    5.29       (0.23)       (0.51)       3.37      (0.78)      0.91
                                                  -------     -------      -------     -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income....            (0.09)      (0.28)       (0.16)      (0.15)     (0.27)     (0.20)

Distributions from capital gains.................      --          --           --          --     (0.25)      (0.86)
                                                  -------     -------      -------     -------    -------    -------

Total distributions..............................   (0.09)      (0.28)       (0.16)      (0.15)     (0.52)     (1.06)
                                                  -------     -------      -------     -------    -------    -------
Net asset value, end of period...................  $19.55      $14.35      $ 14.86     $ 15.53    $ 12.31    $ 13.61
                                                  -------     -------      -------     -------    -------    -------
Total return 2...................................  36.86%     (1.57)%**    (3.34)%      27.51%    (5.61)%      6.43%
                                                  -------     -------      -------     -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............. $10,142      $9,285       $9,570     $14,791    $11,739    $11,627
Operating expenses excluding custody earnings
   credit........................................   1.23%       1.28%*       0.92%       1.00%      0.95%      0.85%
Operating expenses including
   reimbursement/waiver/custody earnings credit..   1.23%       1.27%*       0.90%       0.94%      0.93%      0.79%
Operating expenses excluding
   reimbursement/waiver/custody earnings credit..   1.83%       1.88%*       0.97%       1.15%      1.10%      1.00%
Net investment income including
   reimbursement/waiver/custody earnings credit..   0.51%       1.08%*       1.26%       1.48%      1.73%      1.94%
Portfolio turnover rate..........................    124%         43%**       117%         95%        94%       113%

_________________________________
*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                   INVESTMENT CLASS SHARES

                                                              FOUR MONTH         YEAR ENDED AUGUST 31,         PERIOD
                                                 YEAR ENDED   PERIOD ENDED  -------------------------------     ENDED
                                                  12/31/03     12/31/02 1   2002        2001        2000      8/31/99 3
                                                 ----------  ------------   ----        ----        ----     ---------
Net asset value, beginning of period............    $7.10        $7.39      $ 8.93     $ 12.23    $ 10.32    $ 10.00
                                                  -------      -------     -------     -------    -------    -------

INCOME/(LOSS) INVESTMENT OPERATIONS:
Net investment income...........................     0.05***      0.01***     0.05***     0.06***    0.06***    0.02
Net realized and unrealized gain/(loss) on
   investments..................................     2.05        (0.25)      (1.55)      (3.19)      1.91       0.30
                                                  -------      -------     -------     -------    -------    -------

Total from investment operations................     2.10        (0.24)      (1.50)      (3.13)      1.97       0.32
                                                  -------      -------     -------     -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income............    (0.03)       (0.05)      (0.04)      (0.03)     (0.04)        --
Distributions from capital gains................       --           --          --       (0.14)     (0.02)        --
                                                  -------      -------     -------     -------    -------    -------
Total distributions.............................    (0.03)       (0.05)      (0.04)      (0.17)     (0.06)        --
                                                  -------      -------     -------     -------    -------    -------
Net asset value, end of period..................    $9.17        $7.10      $ 7.39      $ 8.93    $ 12.23    $ 10.32
                                                  -------      -------     -------     -------    -------    -------
Total return 2..................................   29.62%      (3.23)%**  (16.95)%    (25.82)%     19.14%      3.20%**
                                                  -------      -------     -------     -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............ $107,818      $63,224     $59,466     $83,421    $85,704    $99,986
Operating expenses excluding custody earnings
   credit.......................................    1.06%        1.23%*      0.87%       0.67%      0.62%      0.69%*
Operating expenses including
   reimbursement/waiver/custody earnings credit.    1.05%        1.22%*      0.86%       0.64%      0.60%      0.60%*
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.    1.06%        1.23%*      1.01%       0.98%      0.97%      1.33%*
Net investment income including
   reimbursement/waiver/custody earnings credit.    0.66%        0.59%*      0.53%       0.54%      0.54%      0.60%*
Portfolio turnover rate.........................       3%           6%**       22%          8%        61%         4%**

_____________________________
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.
(3) The Wilshire 5000 Index Portfolio Investment Class Shares commenced operations on February 1, 1999.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                               INSTITUTIONAL CLASS SHARES

                                                             FOUR MONTH      YEAR ENDED AUGUST 31,        PERIOD
                                                 YEAR ENDED PERIOD ENDED  ---------------------------     ENDED
                                                  12/31/03   12/31/02 1    2002      2001       2000    8/31/99 3
                                                 ---------- -----------    ----      ----       ----    ---------
Net asset value, beginning of period............    $7.10     $7.41       $8.95     $12.25     $10.33     $10.00
                                                  -------   -------     -------    -------    -------    -------

INCOME/(LOSS) INVESTMENT OPERATIONS:
Net investment income...........................     0.08***   0.02***     0.07***    0.09***    0.10***    0.03
Net realized and unrealized gain/(loss) on
   investments..................................     2.05     (0.26)      (1.54)     (3.19)      1.91       0.30
                                                  -------   -------     -------    -------    -------    -------

Total from investment operations................     2.13     (0.24)      (1.47)     (3.10)      2.01       0.33
                                                  -------   -------     -------    -------    -------    -------

LESS DISTRIBUTIONS:
Dividends from net investment income............    (0.05)    (0.07)      (0.07)     (0.06)     (0.07)        --
Distributions from capital gains................       --        --          --      (0.14)     (0.02)        --
                                                  -------   -------     -------    -------    -------    -------
Total distributions.............................    (0.05)    (0.07)      (0.07)     (0.20)     (0.09)        --
                                                  -------   -------     -------    -------    -------    -------
Net asset value, end of period..................    $9.18     $7.10       $7.41      $8.95     $12.25     $10.33
                                                  -------   -------     -------    -------    -------    -------
Total return 2..................................   30.05%   (3.18)%**  (16.58)%   (25.56)%     19.45%      3.30%**
                                                  -------   -------     -------    -------    -------    -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)............  $23,621   $15,245     $19,999    $22,799    $17,651       $183
Operating expenses excluding custody earnings
   credit.......................................    0.76%     0.95%*      0.58%      0.37%      0.37%      0.48%*
Operating expenses including
   reimbursement/waiver/custody earnings credit.    0.75%     0.94%*      0.57%      0.34%      0.35%      0.35%*
Operating expenses excluding
   reimbursement/waiver/custody earnings credit.    0.76%     0.95%*      0.72%      0.68%      0.72%      1.32%*
Net investment income including
   reimbursement/waiver/custody earnings credit.    0.96%     0.87%*      0.82%      0.84%      0.79%      1.20%*
Portfolio turnover rate.........................       3%        6%**       22%         8%        61%         4%**

____________________________
*    Annualized.
**   Non-annualized.
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.
(3) The Wilshire 5000 Index Portfolio Institutional Class Shares commenced operations on February 1, 1999.

The following notice does not constitute part of and is not incorporated into the prospectus for the Company.


                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.


INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:

o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE
We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

o Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

o    Companies that provide  services for us to help market our products to you;
     and

o    Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY
Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY
Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


The Wilshire Mutual Funds, Inc. values your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS
You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolios' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION   ("SAI")
The SAI provides more detailed information about the Portfolios and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS
You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolios by contacting us at:


Wilshire Mutual Funds, Inc.
c/o PFPC Inc.
P.O. Box 9807
Providence, RI 02940
Or by calling toll free 1-888-200-6796
(HTTP://WWW.WILFUNDS.COM)


You can review and copy information about the Portfolios including the annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o    For a duplicating fee, by writing or e-mailing the Public Reference Section
     of  the   Commission,   Washington,   D.C.   20549-0102,   e-mail  address:
     publicinfo@sec.gov

o Free from the Commission's EDGAR database on its Internet Website at HTTP://WWW.SEC.GOV

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

PROSPECTUS                          WILSHIRE                         MAY 1, 2004
                           WILSHIRE MUTUAL FUNDS, INC.


                             QUALIFIED CLASS SHARES
                                       OF
                          WILSHIRE 5000 INDEX PORTFOLIO
                            (HTTP://WWW.WILFUNDS.COM)
_______________________________________________________________________________

TABLE OF CONTENTS                                            PAGE
Introduction ................................................  2
Investment and Risk Summary .................................  2
  Main Investment Strategies ................................  2
  Who May Want to Invest in the Portfolio ...................  3
  Main Investment Risks .....................................  3
Performance and Fee Information .............................  3
More Information about Investments and Risks ................  5
Management of the Portfolio .................................  6
  Investment Adviser ........................................  6
  Investment Sub-Adviser ....................................  6
  Service and Distribution Plan .............................  7
  Shareholder Services Plan..................................  7
Shareholder Information .....................................  7
Purchases and Redemptions of Shares..........................  7
Right to Reject Purchase or Exchange Orders .................  8
Dividend and Distribution Information .......................  8
Tax Information .............................................  9
Financial Highlights ........................................  9


_______________________________________________________________________________

AS WITH ALL  MUTUAL  FUNDS,  THE  SECURITIES  AND  EXCHANGE  COMMISSION  HAS NOT
APPROVED OR DISAPPROVED ANY SHARES OF THIS PORTFOLIO OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
_______________________________________________________________________________

                                  INTRODUCTION


This prospectus describes the Qualified Class Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") offered by the Wilshire Mutual Funds, Inc. (the "Company", "we" or "us").


The Portfolio's investment objective is to replicate as closely as possible the performance of the Wilshire 5000 Index (the "Index") before the deduction of Portfolio expenses. The Portfolio's investment objective may not be changed without approval of its shareholders in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio is not guaranteed to meet its objective.

On the following pages you will find important information about the Portfolio and its Qualified Class Shares, including:


o the main investment strategies used by Wilshire Associates Incorporated ("Wilshire"), the Portfolio's investment adviser, and Los Angeles Capital Management and Equity Research ("LA Capital"), the Portfolio's sub-adviser, in seeking to achieve the Portfolio's objective;


o    the main risks of an investment in the Portfolio;

o    the Portfolio's past performance measured on a year-by-year basis; and

o    the fees and expenses that you will pay as a shareholder.

--------------------------------------------------------------------------------
SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE SHARES ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE PORTFOLIO.
--------------------------------------------------------------------------------

                           INVESTMENT AND RISK SUMMARY

                           MAIN INVESTMENT STRATEGIES

o Invests primarily in the common stock of companies included in the Index that are representative of the entire Index.

o Uses a "quantitative" or "indexing" investment approach, which tries to duplicate the investment composition and performance of the Index through statistical procedures.

o Normally holds stocks representing at least 90% of the total market value of the Index.

The Index is an unmanaged index which measures the performances of all equity securities of U.S. headquartered issuers with readily available price data. It includes over 6,000 stocks, with each stock weighted according to its market value. This means that companies having a larger stock capitalization will have a larger impact on the Index. The Index has been computed continuously since 1974, is published daily in many major newspapers and is the broadest measure of the U.S. equity market. The Portfolio does not hold all securities included in the Index; it normally holds stocks representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.

                     WHO MAY WANT TO INVEST IN THE PORTFOLIO

Individuals cannot invest in Qualified Class Shares directly. Qualified Class Shares are available only through a variable annuity contract your employer purchases from an insurance company (an "Insurer").

The Portfolio may appeal to you if:

o    you are a long-term investor or saver;

o    you seek growth of capital;

o    you seek to capture the returns of the entire U.S. equity market;

o you seek the potential risk reduction of broad diversification across both large and small capitalization stocks and both value and growth stocks; or

o you seek an index fund which, unlike a traditional index fund, includes stocks of small- and mid-capitalization, as well as large capitalization companies.

                              MAIN INVESTMENT RISKS

The Portfolio's share price will fluctuate with changes in the market value of the securities it owns. All securities are subject to market, economic and business risks that cause their prices to fluctuate. These fluctuations may not be related to the fundamental characteristics of the companies issuing the securities. Because the Portfolio provides a broad exposure to the U.S. stock market rather than focusing on a distinct segment of the market such as small capitalization value stocks, over time it may be less volatile than a fund which provides exposure to a particular segment of the U.S. stock market.

                         PERFORMANCE AND FEE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how Qualified Class Shares have performed in the past and by showing how the Portfolio's average annual total returns compare to those of the Index. The chart and table assume reinvestment of dividends and distributions. The Portfolio's past performance does not necessarily indicate how it will perform in the future.

TOTAL
RETURN


2001 (11.56)%
2002 (21.38)%
2003  29.45%

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 6/30/03) and the lowest return for a quarter was (16.83)% (quarter ended 9/30/02).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)

                                1 YEAR      SINCE INCEPTION(1)
                                ------      ------------------
Qualified Class Shares ........ 29.45%            (4.03)%
Wilshire 5000 Index (2) ....... 31.64%            (1.84)%

(1) Inception date (commencement of investment operations) of the Qualified Class of Shares was May 10, 2000.
(2) Reflects no deductions for fees, expenses or taxes. It is not possible to directly invest in an unmanaged index.



                 FEES AND EXPENSES OF THE QUALIFIED CLASS SHARES

This table shows the fees and expenses you may pay when you buy and hold Qualified Class Shares of the Portfolio. These fees and expenses do not reflect expenses imposed by separate accounts of the Insurers through which an investment in the Portfolio is made. See your employer's variable annuity contract disclosure document for a description of those contract charges and expenses.

ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS):


                                                              QUALIFIED CLASS
                                                              ---------------
Management Fees ..............................................    0.10%
Distribution and Service (12b-1) Fees ........................    0.25%
Other Expenses ...............................................    0.80%
                                                                  ----
Total Annual Portfolio Operating Expenses ....................    1.15%
                                                                  ----



EXAMPLE:

This example helps you to compare the cost of investing in the Qualified Class Shares of the Portfolio with the cost of investing in other mutual funds. The example assumes: (i) you invest $10,000 for the periods shown, (ii) you reinvest all dividends and distributions in the Portfolio, (iii) you redeem all of your shares at the end of the periods shown, (iv) your investment has a 5% annual return, and (v) Total Annual Portfolio Operating Expenses remain the same. This example should not be considered to represent actual expenses or performance. Actual expenses may be higher or lower than those shown.


                                                           QUALIFIED CLASS
                                                           ---------------
1 Year......................................................   $117
3 Years.....................................................   $365
5 Years.....................................................   $633
10 Years...................................................  $1,398

                  MORE INFORMATION ABOUT INVESTMENTS AND RISKS

The Portfolio provides exposure to the U.S. stock market as a whole by investing primarily in the common stocks of companies included in the Index. The Index is an unmanaged capitalization weighted index of over 6,000 U.S. equity securities and includes all the U.S. stocks regularly traded on the New York Stock Exchange, the American Stock Exchange and the NASDAQ over-the-counter market. The Portfolio does not hold all securities included in the Index; it normally holds securities representing at least 90% of the Index's total market value, which is between 2,000 and 3,000 stocks.


LA Capital manages the Portfolio using a "quantitative" or "indexing" investment approach. It attempts to duplicate the performance of the Index (before the deduction of Portfolio expenses) through statistical sampling procedures. LA Capital does not use traditional methods of fund investment management, such as selecting stocks based on financial analysis of individual issuers and analysis of economic, industry and market trends. It selects stocks based primarily on market capitalization and industry weightings.

Over time, LA Capital expects the correlation between the performance of the Index and the Portfolio to be over 0.95 before the deduction of Portfolio expenses. A correlation of 1.00 would indicate that the Portfolio's performance exactly matched that of the Index. The Portfolio's ability to track the Index's performance may be affected by factors such as the Portfolio's expenses, changes in stocks represented in the Index, and the timing and amount of sales and redemptions of Portfolio shares.


                              TEMPORARY INVESTMENTS

During adverse market or economic conditions, or to meet large withdrawals, the Portfolio may temporarily invest all or a part of its assets in defensive investments. These investments include U.S. government securities and high quality U.S. dollar-denominated money market securities, including certificates of deposit, bankers' acceptances, commercial paper, short-term debt securities and repurchase agreements. When following a defensive strategy the Portfolio will be less likely to achieve its objective.

                                RISK INFORMATION

Investing in the Portfolio involves the following principal risks:

EQUITY RISK. The principal risk of investing in the Portfolio is equity risk. This risk is that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company's particular circumstances.


INDEX RISK. There is a risk that the Portfolio's performance may not match the Index exactly. The Portfolio does not hold every stock contained in the Index and there is a risk that the performance of the stocks held in the Portfolio may not track exactly the performance of the stocks held in the Index. Furthermore, unlike the Index, the Portfolio incurs administrative expenses and transaction costs in trading stocks.

                           MANAGEMENT OF THE PORTFOLIO

                               INVESTMENT ADVISER


Wilshire is the investment adviser for the Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica, California 90401. It was formed in 1972 and as of March 31, 2004, managed approximately $7 billion in assets.


Wilshire conducts its investment decision-making via an investment committee structure. The investment committee consists of senior level investment professionals, many of whom are principals of the firm, with significant investment experience.


As a percentage of average daily net assets, the Portfolio paid Wilshire an advisory fee of 0.10% during the last fiscal year. The advisory agreement between the Company and Wilshire (the "Agreement") permits the Board of Directors and Wilshire to retain sub-advisers to the Portfolio in certain circumstances without stockholder approval.


                             INVESTMENT SUB-ADVISERS


The Securities and Exchange Commission (the "SEC") has issued an order (the "Order") to Wilshire, exempting it from the 1940 Act requirement to submit to shareholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire, as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things, setting each portfolio's investment strategy and structure, selecting sub-advisers, ongoing monitoring and evaluation of sub-advisers, implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies, guidelines and restrictions, terminating sub-advisers and reallocating assets among sub-advisers. Shareholders will be notified of, and provided with information regarding, Wilshire's retention of new sub-advisers or any material amendments to sub-advisory agreements, within 90 days of either occurrence.

Wilshire has entered into a sub-advisory agreement with LA Capital to manage the Portfolio subject to the supervision of Wilshire and the Company's Board of Directors. LA Capital's fees are paid by Wilshire. Thomas D. Stevens, the President of LA Capital, is the primary portfolio manager of the Portfolio. From 1980 until LA Capital was formed in April 2002, Mr. Stevens was employed by Wilshire, where he served as a Senior Managing Director and Principal. LA Capital, a California corporation, is located at 11150 Santa Monica Blvd., Suite 200, Los Angeles, CA 90025 and as of March 31, 2004 managed approximately $2.8 billion in assets.

                          SERVICE AND DISTRIBUTION PLAN

The Portfolio has adopted a Service and Distribution Plan for its Qualified Class Shares (the "Plan"). The Plan authorizes payments by the Qualified Class Shares annually of up to 0.25% of the average daily net assets attributable to the Qualified Class Shares to finance distribution of those shares and services to their shareholders. Payments may be made under the Plan to securities dealers and other financial intermediaries who provide services such as answering shareholders' questions regarding their accounts, providing shareholders with account statements and trade confirmations, and forwarding prospectuses and shareholder reports. Because the fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost more than other types of sales charges. Distribution expenses covered by the Plan include marketing and advertising expenses and the costs of printing prospectuses for prospective investors.

                            SHAREHOLDER SERVICES PLAN

The Portfolio has adopted a shareholder services plan for its Qualified Class Shares which authorizes payments by the Qualified Class Shares annually of up to 0.15% of the average daily net assets attributable to Qualified Class Shares for certain shareholder services provided by Insurers or other financial intermediaries.


                             SHAREHOLDER INFORMATION

                       PURCHASES AND REDEMPTIONS OF SHARES

You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract purchased by your employer from an Insurer with which the Portfolio has entered into an agreement. The availability of the Qualified Class Shares depends on the provisions of the variable annuity contract. For more information, see your employer's contract disclosure document.


Qualified Class Shares of the Portfolio are offered to Insurers without a sales charge. Each Insurer submits purchase and redemption orders to the Portfolio on a daily basis. Insurers may purchase shares on any day when the New York Stock Exchange (NYSE) is open for business (referred to as a business day). We reserve the right to reject or limit any purchase order or suspend the offering of the Portfolio's shares, if we believe it is in the Portfolio's best interest to do so. The Portfolio does not issue share certificates. When an Insurer purchases Qualified Class Shares of the Portfolio, the price it pays per share is the net asset value of the shares next determined after we receive its purchase order. Similarly, the price an Insurer receives when it redeems shares is the net asset value of the shares next determined after we receive the redemption request. We calculate the net asset value per share of each class of the Portfolio at the close of business of the NYSE (generally, 4:00 p.m. Eastern time) on each business day. Net asset value is calculated by adding the value of the individual securities held by the Portfolio and attributable to the Qualified Class Shares, subtracting the liabilities of the Qualified Class Shares, and dividing by the total number of Qualified Class Shares outstanding. We value each individual security by using market quotations; if a current market quotation is not readily available or we believe it does not reflect the security's true value, a fair value is determined by or under the direction of the Board of Directors of the Company.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. You will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer's identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement located on page 11 of this prospectus.

                   RIGHT TO REJECT PURCHASE OR EXCHANGE ORDERS

You should make purchases and exchanges for investment purposes only. The Company attempts to prohibit market timing because short-term or other excessive trading into and out of the Portfolio may harm performance by disrupting portfolio management strategies and by increasing expenses. The Company reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading. In general, redemptions of shares within five days of purchase will be considered excessive, and exchange activity may be limited to four substantial exchanges within one calendar year period, although exceptions may be made for certain redemptions that do not indicate market timing strategies, such as portfolio rebalancing programs of institutional investors, and systematic withdrawal programs. If the Company rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Company reserves the right to delay for up to two business days the processing of exchange requests if, in the Company's judgment, such delay would be in the Portfolio's best interest, in which case both the redemption and purchase sides of the exchange will be processed at the conclusion of the delay period.

Shareholders seeking to engage in excessive trading practices may use a variety of strategies to avoid detection, and, despite the efforts of the Company to prevent excessive trading, there is no guarantee that the Company or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Company and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Portfolio receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                      DIVIDEND AND DISTRIBUTION INFORMATION

The Portfolio intends to pay any dividends and capital gain distributions at least once a year. Dividends and capital gains distributions of the Portfolio will be automatically reinvested at net asset value in additional Qualified Class Shares of the Portfolio. There are no sales or other charges for the reinvestment of dividends and capital gains distributions. There is no fixed dividend rate, and there can be no assurance that the Portfolio will pay any dividends or realize any capital gains. Dividends and distributions may differ for different classes of the Portfolio.

The value of your Qualified Class Shares will be reduced by the amount of any dividends and distributions. If an Insurer purchases shares shortly before the record date for a dividend or distribution of capital gains, it will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.


                                 TAX INFORMATION

The Portfolio ordinarily declares and distributes net realized gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Portfolio will not make distributions to Insurers from net realized gains unless capital loss carryovers, if any, have been utilized or have expired. The Portfolio intends to distribute substantially all of its net investment income and net realized securities gains on a current basis. All expenses are accrued daily and deducted before declaration of dividends to investors.

See your employer's contract disclosure document for a discussion of the impact on you of income taxes an Insurer may owe as a result of its ownership of shares of the Portfolio, its receipt of dividends and distributions on those shares, and its gains from the purchase and sale of shares.

This summary of tax consequences is intended for general information only. You should consult a tax adviser concerning the tax consequences of an Insurer's investment in the Portfolio.


                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Portfolio's shares for the period since the Qualified Class Shares were first offered. Certain information reflects the financial performance of a single share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio's financial statements and related notes, is included in the annual report, which is available on request.

                          WILSHIRE 5000 INDEX PORTFOLIO
            FOR A PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                            QUALIFIED CLASS SHARES
                                                                            ----------------------
                                                             FOUR MONTH     YEAR ENDED AUGUST 31,
                                                 YEAR ENDED PERIOD ENDED    ---------------------   PERIOD ENDED
                                                 12/31/03    12/31/02 1       2002        2001       8/31/00 3
                                                 ---------  ------------      ----        ----     ------------
Net asset value, beginning of period ...........   $7.09        $7.36        $ 8.90     $ 12.23      $ 10.94
                                                  ------       ------        ------     -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:

Net investment income*** .......................    0.04         0.01          0.04        0.05         0.09
Net realized and unrealized gain/(loss)
   on investments ..............................    2.05        (0.25)        (1.54)      (3.19)        1.20
                                                  ------       ------        ------     -------      -------

Total from investment operations ...............    2.09        (0.24)        (1.50)      (3.14)        1.29
                                                  ------       ------        ------     -------      -------

LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.03)       (0.03)        (0.04)      (0.05)          --
Distributions from capital gains ...............      --           --            --       (0.14)          --
                                                  ------       ------        ------     -------      -------

Total distributions ............................   (0.03)       (0.03)        (0.04)      (0.19)          --
                                                  ------       ------        ------     -------      -------
Net asset value, end of period .................   $9.15        $7.09        $ 7.36      $ 8.90      $ 12.23
                                                  ------       ------        ------     -------      -------

Total return 2 .................................  29.45%      (3.22)%**    (16.93)%    (25.90)%       11.79%**
                                                  ------       ------        ------     -------      -------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........  $3,565       $1,730        $2,073      $1,770      $ 1,158
Operating expenses excluding custody
  earnings credit ..............................   1.15%        1.35%*        0.98%       0.77%        0.62%*
Operating expenses including
  reimbursement/waiver/custody
  earnings credit ..............................   1.14%        1.34%*        0.97%       0.74%        0.60%*
Operating expenses excluding
  reimbursement/waiver/custody
  earnings credit ..............................   1.15%        1.35%*        1.12%       1.08%        0.97%*
 Net investment income including
   reimbursement/waiver/custody
   earnings credit .............................   0.58%        0.47%*        0.42%       0.44%        0.54%*
Portfolio turnover rate ........................      3%           6%**          22%         8%          61%**

*    Annualized
**   Non-annualized
*** The selected per share data was calculated using the average shares outstanding method for the period.
(1) The Portfolio's fiscal year-end changed from August 31 to December 31, effective December 31, 2002.
(2)  Total return represents aggregate total return for the period indicated.
(3)  The  Wilshire  5000  Index  Portfolio   Qualified  Class  Shares  commenced
     operations on May 10, 2000.

                    The following notice does not constitute
              part of and is not incorporated into the prospectus.


                           WILSHIRE MUTUAL FUNDS, INC.
                                PRIVACY STATEMENT

At Wilshire Mutual Funds, Inc., we appreciate the privacy concerns of our customers. We have established the following policies to maintain the privacy of information you share with us.


INFORMATION WE COLLECT
We collect and retain nonpublic personal information about you that may include:

o Information we receive on your account applications or other forms such as your name, address, financial information and/or social security number;

o Information we receive about your mutual fund transactions, such as purchases, sales, exchanges and account balances; and

o Information we collect through the use of Internet "cookies" when you access our website. Cookies are a collection of information stored on the local hard drive of an Internet user, used primarily by web servers to identify previous users and their preferences. A web server can not find out a user's name or email address, or anything about the user's computer using cookies.

INFORMATION WE MAY SHARE
We do not sell any of your nonpublic personal information to third parties. We may share the information we collect with affiliates or with non-affiliated third parties only when those parties are acting on our behalf in servicing your account, or as required by law. These third parties may include:

o Administrative service providers who, for example, process transactions for your account, print checks or prepare account statements;

o    Companies that provide  services for us to help market our products to you;
     and

o    Governmental or other legal agencies, as required by law.

When information is shared with third parties, they are legally obligated to maintain the confidentiality of the information and to limit their use of it to servicing your account, except as permitted or required by law.

CONFIDENTIALITY AND SECURITY
Within our organization, we restrict access to your nonpublic personal information to authorized employees who need to access such information in order to provide services or products to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

As previously mentioned, we may collect information through the use of Internet "cookies" on our website. In addition, in order to provide you with access to your account via the web, it is necessary for us to collect certain nonpublic personal information such as your name, social security number and account information. Special measures such as data encryption and authentication apply to all nonpublic personal information and communications on our website.

APPLICABILITY
Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Portfolios, we consider you to be our customer. Shareholders purchasing or owning shares of any of the Portfolios through their bank, broker, or other financial institution should also consult that financial institution's privacy policies.


The Wilshire Mutual Funds, Inc. value your business. We understand the importance of maintaining the integrity of your personal information and are committed to keeping your trust. Please contact us at 1-888-200-6796 if you have any questions concerning our policy, or visit us at WWW.WILFUNDS.COM for additional copies of this policy.

SHAREHOLDER REPORTS
You will receive semi-annual reports dated June 30, and annual reports dated December 31 each year. These reports contain additional information about the Portfolio's investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION  ("SAI")
The SAI provides more detailed information about the Portfolio and is legally considered to be part of this prospectus.

HOW TO OBTAIN REPORTS
You can get free copies of annual and semi-annual reports and SAIs, request other information, and discuss your questions about the Portfolio by contacting us at:


                           Wilshire Mutual Funds, Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9807
                              Providence, RI 02940
                     Or by calling toll free 1-888-200-6796
                            (HTTP://WWW.WILFUNDS.COM)


You can review and copy information about the Portfolio, including the annual and semi-annual reports and SAIs, at the Public Reference Room of the Securities and Exchange Commission. For information about the Public Reference Room call 1-202-942-8090. You can also obtain copies:

o    For a duplicating fee, by writing or e-mailing the Public Reference Section
     of  the   Commission,   Washington,   D.C.   20549-0102,   e-mail  address:
     publicinfo@sec.gov.

o Free from the Commission's EDGAR database on its Internet Website at HTTP://WWW.SEC.GOV

                   (INVESTMENT COMPANY ACT FILE NO. 811-7076)
--------------------------------------------------------------------------------

                           WILSHIRE MUTUAL FUNDS, INC.


                          WILSHIRE 5000 INDEX PORTFOLIO

                           HORACE MANN CLASS OF SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                            (HTTP://WWW.WILFUNDS.COM)


                                   MAY 1, 2004


This  Statement  of  Additional   Information  ("SAI")  provides   supplementary
information for the Horace Mann Class of Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") of Wilshire Mutual Funds, Inc. (the "Company").

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Horace Mann Class of Shares of the Portfolio dated May 1, 2004 and is incorporated by reference in its entirely into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2003 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at:
Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-877-720-3701.

                                TABLE OF CONTENTS

The Portfolio.................................................................2
Investment Policies and Risks.................................................2
Investment Restrictions.......................................................8
Directors and Officers........................................................9
Principal Holders of Securities...............................................12
Investment Advisory and Other Services........................................12
Code of Ethics................................................................18
Proxy Voting Policy and Procedures............................................19
Portfolio Transactions........................................................20
Net Asset Value...............................................................21
Purchase and Redemption of Shares.............................................22
Dividends, Distribution and Taxes.............................................23
Other Information.............................................................27
Financial Statements..........................................................27

                                  THE PORTFOLIO


The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Horace Mann Class of Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LA Capital") serves as the Sub-Adviser for the Portfolio. Terms not defined in this SAI have the meanings assigned to them in the Prospectus.


Horace Mann Class of Shares are available through agents and other sales representatives of Horace Mann Investors, Inc. ("Horace Mann"). Horace Mann is a registered broker/dealer with the National Association of Securities Dealers and a wholly-owned subsidiary of the Horace Mann Educators Corporation.

                          INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers under agreement. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. The Portfolio may invest in commercial paper and other short-term corporate obligations.
Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by the Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.


DERIVATIVES. The Portfolio may invest, to a limited extent, in "derivatives". These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Wilshire and LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.


Successful use of futures by the Portfolio also is subject to the ability of Wilshire and LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.


Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

OTHER DERIVATIVES. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.


FOREIGN SECURITIES. The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.

PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when it appears to Wilshire and LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire and LA Capital place primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:

1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.


                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.


Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

     ------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                        OF                 OTHER TRUSTEESHIPS/
    NAME, AGE, ADDRESS 1       TERM OF                                  PORTFOLIOS            DIRECTORSHIPS
      AND POSITION(S)       OFFICE 2 AND     PRINCIPAL OCCUPATION(S)    IN FUND              HELD BY DIRECTOR
     WITH THE COMPANY      LENGTH OF TIME      DURING PAST 5 YEARS      COMPLEX
                               SERVED                                   OVERSEEN
                                                                        BY
                                                                        DIRECTOR
     ------------------------------------------------------------------------------------------------------------------
                                 DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
     ------------------------------------------------------------------------------------------------------------------
     DeWitt F. Bowman        Since 1996     Principal, 2/94-present,      Five     Director, 5/00-present, Forward
     (72)                                   Pension Investment                     Funds; Trustee, 5/98-present, PCG
     Director                               Consulting (pension                    Private Equity Fund; Trustee,
                                            consulting firm).                      5/95-present, Brandes
                                                                                   Institutional International Fund
                                                                                   (registered investment
                                                                                   companies).  Director,
                                                                                   5/94-present, RREEF America REIT
                                                                                   (real estate investment trust);
                                                                                   Trustee, 3/94-present, Pacific Gas
                                                                                   & Electric Nuclear Decommissioning
                                                                                   Trust (trust fund for
                                                                                   decommissioning nuclear power
                                                                                   plants); Treasurer, 10/00-6/01,
                                                                                   University of California Regents
                                                                                   Investment Management
     ------------------------------------------------------------------------------------------------------------------
     Cynthia A. Hargadon     Since 1998     Managing Director, 5/03 -     Five     Trustee, 1992-present, America
     (48)                                   present, McHenry Group                 Investment Trust (registered
     Director                               (Investment Consulting                 investment company).
                                            Firm); Senior Consultant,
                                            5/02- 4/03, SPG & Associates
                                            (consulting firm); President,
                                            5/00-5/02, Potomac Asset
                                            Management; Director of
                                            Investments, 7/98-5/00,
                                            National Automobile Dealers
                                            Association; President,
                                            11/96-7/98, Stable Value
                                            Investment Association.
     ------------------------------------------------------------------------------------------------------------------
     Anne L. Wexler          Since 1996     Chairman, 1/81-present,       Five     Director, 8/94-present, Dreyfus
     (73)                                   Wexler Walker Public                   Florida Intermediate Municipal
     Director                               Policy (government                     Bond Fund, Dreyfus Florida
                                            relations firm).                       Municipal Money Market Fund,
                                                                                   Dreyfus Global Growth, LP, Dreyfus
                                                                                   Investors GNMA Fund, Dreyfus New
                                                                                   Jersey Municipal Bond Fund, Inc.,
                                                                                   Dreyfus New York Insured Tax
                                                                                   Exempt Bond Fund, Dreyfus
                                                                                   Strategies Growth LP, Dreyfus 100%
                                                                                   US Treasury Intermediate Term
                                                                                   Fund, Dreyfus 100% US Treasury
                                                                                   Long Term Fund, Dreyfus 100% US
                                                                                   Treasury Money Market Fund,
                                                                                   Dreyfus 100% US Treasury Short
                                                                                   Term Fund; 5/91-present; Director,
                                                                                   Premier Global Investing, Inc.,
                                                                                   Director, 8/91 - present, Dreyfus
                                                                                   Edison Electrical Fund, Inc.,
                                                                                   Dreyfus Life and Annuity Index
                                                                                   Fund, Inc., Peoples Index Fund,
                                                                                   Inc.; Director, 6/91-present,
                                                                                   Peoples S&P Midcap Index Fund,
                                                                                   Inc. (registered investment
                                                                                   companies).  Director,
                                                                                   3/91-present, Comcast (cable
                                                                                   provider). Director,
                                                                                   01/01-present, Methanex Corp.
                                                                                   (methanol producer).

     ------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                        OF                 OTHER TRUSTEESHIPS/
    NAME, AGE, ADDRESS 1       TERM OF                                  PORTFOLIOS            DIRECTORSHIPS
      AND POSITION(S)       OFFICE 2 AND     PRINCIPAL OCCUPATION(S)    IN FUND              HELD BY DIRECTOR
     WITH THE COMPANY      LENGTH OF TIME      DURING PAST 5 YEARS      COMPLEX
                               SERVED                                   OVERSEEN
                                                                        BY
                                                                        DIRECTOR
     ------------------------------------------------------------------------------------------------------------------
                                  DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY 3
     ------------------------------------------------------------------------------------------------------------------
     Michael J. Napoli,      Since 2004     Director and President,       Five     None
     Jr.                                    2/04-present, Wilshire
     (52)                                   Mutual Funds, Inc.;
     Director and                           Managing Director,
     President                              5/03-present, Wilshire
                                            Associates, Inc.;
                                            Financial Consultant,
                                            4/02-4/03, A.G. Edwards;
                                            self-employed private
                                            investor, 1/01-4/02, Vice
                                            President, 1/91-12/00,
                                            Wilshire Associates, Inc.
      ------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT DIRECTORS
     ------------------------------------------------------------------------------------------------------------------
     Helen E. Webb           Since 2003     Treasurer, 3/03-present        N/A     N/A
     (36)                                   and Secretary,
     Treasurer and                          2/04-present, Wilshire
     Secretary                              Mutual Funds, Inc.; Vice
                                            President, 2/03-present,
                                            Wilshire Associates,
                                            Inc.; Associate Director,
                                            4/01-2/03, First Quadrant
                                            LP; Associate
                                            Director/Compliance
                                            Officer, 12/98-4/01,
                                            First Quadrant LP.
     ------------------------------------------------------------------------------------------------------------------

1 If necessary,  each  Director may be contacted by writing to the Company,  c/o
  Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

2 Directors hold office until they resign or their successors have been elected and qualified.

3 Mr. Napoli is an "interested"  Director of the Company, as defined by the 1940
  Act, by reason of his position with Wilshire.

COMMITTEES
The Board has an Audit Committee, comprised of DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors to the Company, reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Portfolio's financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2003, there were two meetings of the Audit Committee. On February 25, 2004, the Board of Directors designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating Committee comprised of Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the 12 months ended December 31, 2003, there were no meetings of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

SECURITY AND OTHER INTERESTS
The  following   table  sets  forth  the  dollar  range  of  equity   securities
beneficially owned by each Director in the Company as of December 31, 2003.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             None                                                  None

DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------------------------
Michael J. Napoli, Jr.     Over $100,000                                         Over $100,000

AS of December 31, 2003, none of the Directors who are not "interested persons" of the Company as defined in the 1940 Act, or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.

COMPENSATION
The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2003. The Company does not compensate the officers for the services they provide.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON       FUND COMPLEX PAID
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT          TO DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman                   $18,000                  $0                     $0                 $18,000
Cynthia A. Hargadon                $18,000                  $0                     $0                 $18,000
Anne L. Wexler                     $18,000                  $0                     $0                 $18,000

                                    11

DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON       FUND COMPLEX PAID
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT          TO DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
Michael J. Napoli, Jr.                $0                    $0                     $0                    $0

* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.


                         PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Horace Mann Class of Shares of the Portfolio as of March 31, 2004. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2004 the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.


SHAREHOLDERS                                    PERCENTAGE OWNED
------------                                    ----------------
Rebecca C. Schoen                                    5.94%
PO Box 7921
Eugene, OR 97401-0036

Ronald D. Baxter and                                 5.68%
Stephanie R. Baxter
12291 Delbert Rd.
Parker, CO 80138



                     INVESTMENT ADVISORY AND OTHER SERVICES

EXPENSES. From time to time, Wilshire or PFPC Inc., the Company's administrator and transfer agent ("PFPC"), may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

INVESTMENT ADVISORY AGREEMENT AND FEES. Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of the Portfolio. All advisory fees are accrued daily. For the fiscal year ended December 31, 2003, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and August 31, 2001, the advisory fees for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentage of net assets (net of waivers) were as follows:

                          ADVISORY      REDUCTION    NET FEE       % OF AVERAGE
                         FEE PAYABLE      IN FEE       PAID         NET ASSETS
2001                      $109,773       $109,773     $0               0.00%
2002                      $109,045       $41,771      $67,274          0.06%
9/1/02-12/31/02*          $27,468        $0           $27,468          0.10%
2003                      $104,876       $0           $104,876         0.10%


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.


The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.


The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).


INVESTMENT SUB-ADVISORY AGREEMENT AND FEES. Under the terms of the Investment Sub-Advisory Agreement between the Company and LA Capital (the "Sub-Advisory Agreement"), LA Capital manages the Portfolio, subject to the supervision of the Board of Directors and Wilshire.

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio.

For the fiscal year ended December 31, 2003, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal period ending August 31, 2002, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentage of net assets were as follows:

                              SUB-ADVISORY         % OF AVERAGE
                                FEE PAID            NET ASSETS
2002                              $324                 0.05%
9/1/02-12/31/02*                  $233                 0.05%
2003                              $812                 0.05%


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.


LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement, which is not settled by agreement of the parties, will be settled by arbitration.

The Sub-Advisory Agreement will continue in force until March 31, 2005, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. Thereafter the Sub-Advisory Agreement will continue in force from year to year with respect to the Portfolio so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act (currently requiring annual approval by the Board).

BOARD APPROVAL OF AGREEMENTS. On January 25, 2002, the Board of Directors of the Company, including the Directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Advisory Agreement with Wilshire and the Sub-Advisory Agreement with LA Capital, subject to approval of the shareholders of the Portfolio. The shareholders of the Portfolio approved the Agreements at meetings held on March 27, 2002 and March 29, 2002.

In determining whether to renew the Advisory Agreement and the LA Capital Agreement, the Board of Directors evaluates information provided by Wilshire and LA Capital in accordance with Section 15(c) of the 1940 Act. At its February 25, 2004 meeting, the Board considered a number of factors in recommending renewal of the existing Agreements, including (1) the recent investment performance of the Portfolio compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (2) the advisory fees and other expenses that would be paid by the Portfolios compared to those of similar funds managed by other investment advisers, and the profitability to Wilshire and LA Capital of the investment advisory relationship with the Portfolio; and (3) the nature and extent of services to be furnished by Wilshire and LA Capital.

In considering the Advisory Agreement with Wilshire, the Board concluded that the Portfolio had satisfactorily met its investment objectives. The Board noted that the Index Portfolio performed better than 50% of its peer group for the one-, three-year periods ended December 31, 2003 (the Portfolio commenced operations in 1999).

In reviewing the investment advisory fees and total expenses borne by the Portfolio, the Board noted that the total expense ratios for the Portfolio was significantly lower than the average expense ratio of the funds in its Morningstar category. The Board observed that Wilshire's advisory fees were favorable to the fees charged by competitors providing similar services. The Board also noted Wilshire's considerable experience in researching, selecting and monitoring sub-advisers, and determined that its fees were fair and
reasonable   compensation  for  the  services  provided  by  Wilshire  and  were competitive with fees paid by other similar mutual funds to high-quality managers. In addition, the Board considered the overall high quality and depth of Wilshire's organization in general and of the individuals providing services to the Portfolio, as well as Wilshire's substantial experience working with other investment management organizations.

In considering the LA Capital Agreement, the Directors considered the value added by LA Capital as reflected by the performance of the Portfolio compared to its benchmark. The board noted that the investment management personnel who had managed the Portfolio on behalf of Wilshire since the inception of the Portfolio had continued to provide high-quality portfolio management services to the Portfolio as employees of LA Capital. The Directors also observed that the fees charged by LA Capital to the Portfolio were extremely favorable, in comparison to LA Capital's standard fees charged to other clients.

In reviewing the quality of services provided to the Portfolio, the Board also considered a variety of other matters, including Wilshire's and LA Capital's brokerage and soft dollar practices and regulatory compliance procedures. Based on their review, the Board of Directors as a whole, and the independent Directors separately, concluded that the terms of the Advisory Agreement with Wilshire and the LA Capital Agreement were fair and reasonable and that the fees charged were competitive with fees paid by other similar mutual funds to other advisers, and approved renewal of such Agreements.

STOCKHOLDER APPROVAL OF SUB-ADVISORY AGREEMENT. The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire allocates portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitors the performance of each portion of a portfolio and each portfolio as a whole; and terminates sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.


The Order was granted subject to, among other things, the following  conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29,
2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.


SERVICES AGREEMENT. Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003, with PFPC. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC furnishes Wilshire with transfer agency services, fund accounting services, administration services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; provides sales literature review and recommendations for compliance with the NASD and SEC rules and regulations; prepares training materials for use by personnel of the Company or Wilshire; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Company's Board of Directors; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The Services Agreement has an initial three year term and, upon the expiration date of the initial term, the Services Agreement will automatically renew for successive terms of three years each, unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the initial term or the then current renewal term.

For the fiscal year ended December 31, 2003, the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and August 31, 2001 the accounting and administration fees payable to PFPC, the reductions attributable to voluntary waivers, and the net fees paid with respect to the Portfolio are as follows:

------------------------------------------------------------------------------
                     ADMINISTRATION AND      REDUCTION IN FEE    NET FEE PAID
                   ACCOUNTING FEE PAYABLE
------------------------------------------------------------------------------
2001                      $189,660               $189,660             $0
------------------------------------------------------------------------------
2002                      $194,568               $83,034           $111,534
------------------------------------------------------------------------------
9/1/02-12/31/02*           $51,563                  $0             $51,563
------------------------------------------------------------------------------
2003                      $188,313                  $0             $188,313
------------------------------------------------------------------------------


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

SERVICE AND DISTRIBUTION PLAN. The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Horace Mann Class of Shares of the Portfolio by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.


The Horace Mann Class of Shares of the Portfolio reimburses PFPC Distributors for its shareholder services expenses (the "Shareholder Services Fee") at an annual rate of up to 0.35 of 1% of the average daily net assets attributable to the Horace Mann Class of Shares. The Shareholder Services Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine. Pursuant to a Dealer Agreement between PFPC Distributors and Horace Mann Investors, Inc., PFPC Distributors pays to Horace Mann 0.35% of the average daily net assets attributable to the Horace Mann Class of Shares for providing services to holders of shares and for maintaining shareholder accounts, such as answering shareholder inquiries regarding the Portfolio and providing shareholder reports and other information.

The Plan will continue in effect with respect to the Horace Mann Class of Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Horace Mann Class of Shares of the Portfolio. The Plan may be terminated at any time with respect to the Horace Mann Class of Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Horace Mann Class of Shares of the Portfolio. Amounts spent on behalf of the Horace Mann Class of Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2003, are set forth below.

--------------------------------------------------------------------------------
           12B-1 AND  COMPENSATION TO  COMPENSATION TO   OTHER    TOTAL
           PRINTING   BROKERS-DEALERS  SALES PERSONNEL
--------------------------------------------------------------------------------
2003        $0        $5,572           $0                $0       $5,572
--------------------------------------------------------------------------------



TRANSFER AND DIVIDEND DISBURSING AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.


COUNSEL. Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the Independent Directors.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as auditor for the Company.


                                 CODE OF ETHICS


The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.


Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Wilshire and LA Capital have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.


                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolio as a part of Wilshire's general management of the Portfolio, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolio to LA Capital or any other sub-advisers retained to provide investment advisory services to the Portfolio.

The right to vote proxies with respect to portfolio securities held by the Portfolio is an asset of the Company. Wilshire, LA Capital, or any other sub-adviser to which authority to vote on behalf of the Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of the Portfolio and its shareholders.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and LA Capital must notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolio during the year. With respect to those proxies that Wilshire or LA Capital has identified as involving a conflict of interest, Wilshire or LA Capital must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or LA Capital or an affiliated person of Wilshire or LA Capital has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolio, other than the obligation Wilshire or LA Capital incurs as investment adviser to the Portfolio, which may compromise Wilshire's or LA Capital's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolio may be revoked by the Board, in whole or in part, at any time.

The Company is requested to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Information regarding how Wilshire voted proxies relating portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at WWW.SEC.GOV.

WILSHIRE

Wilshire has delegated to LA Capital the responsibility for voting the securities in the Portfolio. Wilshire reviews LA Capital's proxy voting activities annually. If it should become responsible for direct management of the Portfolio for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

LA CAPITAL

LA Capital has engaged Institutional Shareholder Services ("ISS") as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with ISS, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing ISS to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the conflict directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on ISS' recommendations.


                             PORTFOLIO TRANSACTIONS


LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio. LA Capital allocates portfolio transactions among broker-dealers in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution.

Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LA Capital buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LA Capital, it allocates available investments by such means as, in its judgment, result in fair treatment. LA Capital aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, LA Capital will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that LA Capital determines that such brokers or dealers will provide best execution in view of such other benefits.

For the fiscal year ended December 31, 2003, the fiscal period from September 1, 2002 to December 31, 2002, and the prior fiscal years ended August 31, 2002 and 2001, the Portfolio paid total brokerage commissions of $36,613, $7,882, $38,760 and $41,626, respectively.

As of December 31, 2003, the Portfolio held the following securities of its regular brokers or dealers as follows:

BROKERS OR DEALERS                                       MARKET VALUE
------------------                                       ------------
Citigroup, Inc.                                           $2,641,789
Fidelity Bancorp, Inc.                                        $3,437
Fidelity Bankshares, Inc.                                     $6,280
Goldman Sachs Group, Inc.                                   $500,561
Instinet Group, Inc.                                          $7,725
Merrill Lynch & Company, Inc.                               $583,333
Morgan Stanley                                              $659,718

No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.


                                 NET ASSET VALUE


The net asset value per share of each class of the Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.

The Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices; bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each class of shares of the Portfolio. In the event that the market price of a security is not readily available, Wilshire and LA Capital will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time will be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and LA Capital will provide to the Board (i) a list of securities held by the Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, LA Capital and the Valuation Committee complied with the Company's valuation procedures.

                        PURCHASE AND REDEMPTION OF SHARES

The following information supplements should be read in conjunction with the sections in the Prospectus entitled "How to Purchase Portfolio Shares" and "How to Sell Portfolio Shares."

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Horace Mann Class Shares of the Portfolio are continuously offered at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

IN-KIND PURCHASES. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Portfolio as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Portfolio will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.


SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                        DIVIDENDS, DISTRIBUTION AND TAXES

The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Dividends and Distribution Information" and "Tax Information."

REGULATED INVESTMENT COMPANIES


The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2003 and intends to meet the same qualifications for the fiscal year ended December 31, 2004. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Portfolio is established in part as an investment for certain insurance variable annuity contacts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that it will not be subject to the excise tax.


Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual shareholders will be eligible for taxation at their maximum long-term capital rate, to the extent that the income of the Portfolio is derived from dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.


Any loss realized on a sale, redemption or exchange of shares of the Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

HEDGING TRANSACTIONS

Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.


Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.


If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, the Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION


The Portfolio may be required to withhold for U.S. Federal income taxes 28%, of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of the Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolio for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.

CAPITAL LOSS CARRY FORWARDS


On December 31, 2003 the Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                      EXPIRING DECEMBER 31,
                                      ---------------------
                           2008       2009         2010         2011
                           ----       ----         ----         ----
Wilshire 5000
   Index Portfolio        $343,818  $1,775,025   $8,232,611   $3,810,647

                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares.

Each share of the Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of the Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

                              FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2003 is incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE MUTUAL FUNDS, INC.


                         LARGE COMPANY GROWTH PORTFOLIO
                          LARGE COMPANY VALUE PORTFOLIO
                         SMALL COMPANY GROWTH PORTFOLIO
                          SMALL COMPANY VALUE PORTFOLIO
                          WILSHIRE 5000 INDEX PORTFOLIO

                             INVESTMENT CLASS SHARES
                           INSTITUTIONAL CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                            (HTTP://WWW.WILFUNDS.COM)


                                   MAY 1, 2004

This Statement of Additional Information ("SAI") provides supplementary information for the investment portfolios of Wilshire Mutual Funds, Inc. (the "Company"): Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Wilshire 5000 Index Portfolio (each a "Portfolio" and collectively the "Portfolios").

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Investment Class Shares and Institutional Class Shares of the Portfolios dated May 1, 2004 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolios' Annual Report for the fiscal year ended December 31, 2003 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at: Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.


                                TABLE OF CONTENTS


The Portfolios............................................................2
Investment Policies and Risks.............................................2
Investment Restrictions...................................................8
Directors and Officers....................................................9
Principal Holders of Securities...........................................12
Investment Advisory and Other Services....................................16
Code of Ethics............................................................26
Proxy Voting Policy and Procedures........................................27
Portfolio Transactions....................................................31
Net Asset Value...........................................................33
Purchase of Portfolio Shares..............................................34
Redemption of Portfolio Shares............................................35
Shareholder Services......................................................36
Dividends, Distribution and Taxes.........................................37
Other Information.........................................................41
Financial Statements......................................................41

                                 THE PORTFOLIOS


The Company is a diversified, open-end investment management company that currently offers shares of a number of series and classes, including Investment Class Shares and Institutional Class Shares for each of the Portfolios. The Company also offers other classes of shares of the Wilshire 5000 Index Portfolio in separate prospectuses and statements of additional information. Wilshire
Associates Incorporated ("Wilshire") is the investment adviser for the Portfolios and Los Angeles Capital Management and Equity Research ("LA Capital"), Putnam Advisory Company, LLC ("Putnam"), Grantham, Mayo, Van Otterloo & Co, LLC ("GMO"), and Alliance Capital Management, LP ("Alliance" and together with LA Capital, Putnam and GMO, the "Sub-Advisers") serve as the Sub-Advisers for the Portfolios. Terms not defined in this SAI have the meanings assigned to them in the prospectus.


                          INVESTMENT POLICIES AND RISKS

All Portfolios may invest in the investments described below, except as otherwise indicated.

U.S. GOVERNMENT SECURITIES. Each Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

MONEY MARKET INSTRUMENTS. Each Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. A Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolios will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolios may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, a Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by a Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolios. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolios may seek additional income by lending their securities on a short-term basis to banks, brokers and dealers under agreement. A Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from a Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.

ZERO COUPON SECURITIES. Each Portfolio, except the Wilshire 5000 Index Portfolio, may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Each such Portfolio also may invest in zero coupon securities issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The amount of the discount fluctuates with the market price of the security. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond more to changes in interest rates than non-zero coupon securities with similar maturities and credit qualities.

COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Each Portfolio may invest in commercial paper and other short-term corporate obligations.
Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by Wilshire or the Sub-Advisers to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit a Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, Wilshire and the Sub-Advisers will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.


DERIVATIVES. Each Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolios may use are currently comprised of stock index futures and options. The Portfolios may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Wilshire 5000 Index Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives. Derivatives permit a Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance. If a Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


When required by the SEC, a Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, a Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Wilshire and the Sub-Advisers will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by a Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


FUTURES TRANSACTIONS. A Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to a Portfolio which could affect the value of such Portfolio's net assets adversely. Although each Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio to substantial losses.

Successful use of futures by a Portfolio also is subject to the ability of Wilshire and the Sub-Advisers to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

Pursuant to regulations and published positions of the SEC, a Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting a Portfolio's ability otherwise to invest those assets.


Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.

OPTIONS. A Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.


Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

OTHER DERIVATIVES. A Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolios or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Company will provide appropriate disclosure in its prospectus or SAI.

FOREIGN SECURITIES. Each Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of a Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.


PREFERRED STOCK. The Wilshire 5000 Index Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


CONVERTIBLE SECURITIES. The Wilshire 5000 Index Portfolio may invest up to 5% of its assets in convertible securities when its appears to Wilshire and LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire and LA Capital place primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. The Wilshire 5000 Index Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of each Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in a Portfolio's total assets will not result in a violation of the percentage limitations. No Portfolio may:

1. Invest in commodities, except that a Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but a Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of a Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, each Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of a Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of a Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. No Portfolio may:

1. Invest in the securities of a company for the purpose of exercising management or control, but a Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.


                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.


Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

     ------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                        OF                 OTHER TRUSTEESHIPS/
    NAME, AGE, ADDRESS 1       TERM OF                                  PORTFOLIOS            DIRECTORSHIPS
      AND POSITION(S)       OFFICE 2 AND     PRINCIPAL OCCUPATION(S)    IN FUND              HELD BY DIRECTOR
     WITH THE COMPANY      LENGTH OF TIME      DURING PAST 5 YEARS      COMPLEX
                               SERVED                                   OVERSEEN
                                                                        BY
                                                                        DIRECTOR
     ------------------------------------------------------------------------------------------------------------------
                                 DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
     ------------------------------------------------------------------------------------------------------------------
     DeWitt F. Bowman        Since 1996     Principal, 2/94-present,      Five     Director, 5/00-present, Forward
     (72)                                   Pension Investment                     Funds; Trustee, 5/98-present, PCG
     Director                               Consulting (pension                    Private Equity Fund; Trustee,
                                            consulting firm).                      5/95-present, Brandes
                                                                                   Institutional International Fund
                                                                                   (registered investment
                                                                                   companies).  Director,
                                                                                   5/94-present, RREEF America REIT
                                                                                   (real estate investment trust);
                                                                                   Trustee, 3/94-present, Pacific Gas
                                                                                   & Electric Nuclear Decommissioning
                                                                                   Trust (trust fund for
                                                                                   decommissioning nuclear power
                                                                                   plants); Treasurer, 10/00-6/01,
                                                                                   University of California Regents
                                                                                   Investment Management
     ------------------------------------------------------------------------------------------------------------------
     Cynthia A. Hargadon     Since 1998     Managing Director, 5/03 -     Five     Trustee, 1992-present, America
     (48)                                   present, McHenry Group                 Investment Trust (registered
     Director                               (Investment Management                 investment company).
                                            Consulting Firm); Senior
                                            Consultant, 5/02- 4/03, SPG &
                                            Associates (consulting firm);
                                            President, 5/00-5/02, Potomac
                                            Asset Management; Director of
                                            Investments, 7/98-5/00,
                                            National Automobile Dealers
                                            Association; President,
                                            11/96-7/98, Stable Value
                                            Investment Association.
     ------------------------------------------------------------------------------------------------------------------
     Anne L. Wexler          Since 1996     Chairman, 1/81-present,       Five     Director, 8/94-present, Dreyfus
     (73)                                   Wexler Walker Public                   Florida Intermediate Municipal
     Director                               Policy (government                     Bond Fund, Dreyfus Florida
                                            relations firm).                       Municipal Money Market Fund,
                                                                                   Dreyfus Global Growth, LP, Dreyfus
                                                                                   Investors GNMA Fund, Dreyfus New
                                                                                   Jersey Municipal Bond Fund, Inc.,
                                                                                   Dreyfus New York Insured Tax
                                                                                   Exempt Bond Fund, Dreyfus
                                                                                   Strategies Growth LP, Dreyfus 100%
                                                                                   US Treasury Intermediate Term
                                                                                   Fund, Dreyfus 100% US Treasury
                                                                                   Long Term Fund, Dreyfus 100% US
                                                                                   Treasury Money Market Fund,
                                                                                   Dreyfus 100% US Treasury Short
                                                                                   Term Fund; 5/91-present; Director,
                                                                                   Premier Global Investing, Inc.,
                                                                                   Director, 8/91 - present, Dreyfus
                                                                                   Edison Electrical Fund, Inc.,
                                                                                   Dreyfus Life and Annuity Index
                                                                                   Fund, Inc., Peoples Index Fund,
                                                                                   Inc.; Director, 6/91-present,
                                                                                   Peoples S&P Midcap Index Fund,
                                                                                   Inc. (registered investment
                                                                                   companies).  Director,
                                                                                   3/91-present, Comcast (cable
                                                                                   provider). Director,
                                                                                   01/01-present, Methanex Corp.
                                                                                   (methanol producer).
     ------------------------------------------------------------------------------------------------------------------
                                   DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY 3
     ------------------------------------------------------------------------------------------------------------------
     Michael J. Napoli,      Since 2004     Director and President,       Five     None
     Jr.                                    2/04-present, Wilshire
     (52)                                   Mutual Funds, Inc.;
     Director and                           Managing Director,
     President                              5/03-present, Wilshire
                                            Associates, Inc.;
                                            Financial Consultant,
                                            4/02-4/03, A.G. Edwards;
                                            self-employed private
                                            investor, 1/01-4/02, Vice
                                            President, 1/91-12/00,
                                            Wilshire Associates, Inc.
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                        OF                 OTHER TRUSTEESHIPS/
    NAME, AGE, ADDRESS 1       TERM OF                                  PORTFOLIOS            DIRECTORSHIPS
      AND POSITION(S)       OFFICE 2 AND     PRINCIPAL OCCUPATION(S)    IN FUND              HELD BY DIRECTOR
     WITH THE COMPANY      LENGTH OF TIME      DURING PAST 5 YEARS      COMPLEX
                               SERVED                                   OVERSEEN
                                                                        BY
                                                                        DIRECTOR
     ------------------------------------------------------------------------------------------------------------------
                                          OFFICERS WHO ARE NOT DIRECTORS
     ------------------------------------------------------------------------------------------------------------------
     Helen E. Webb           Since 2003     Treasurer, 3/03-present        N/A     N/A
     (36)                                   and Secretary,
     Treasurer and                          2/04-present, Wilshire
     Secretary                              Mutual Funds, Inc.; Vice
                                            President, 2/03-present,
                                            Wilshire Associates,
                                            Inc.; Associate Director,
                                            4/01-2/03, First Quadrant
                                            LP; Associate
                                            Director/Compliance
                                            Officer, 12/98-4/01,
                                            First Quadrant LP.
     ------------------------------------------------------------------------------------------------------------------

1 If necessary,  each  Director may be contacted by writing to the Company,  c/o
  Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

2 Directors hold office until they resign or their successors have been elected and qualified.

3 Mr. Napoli is an "interested"  Director of the Company, as defined by the 1940
  Act, by reason of his position with Wilshire.

COMMITTEES
The Board has an Audit Committee, comprised of DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors to the Company, reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Portfolios' financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2003, there were two meetings of the Audit Committee. On February 25, 2004, the Board of Directors designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating Committee comprised of Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the 12 months ended December 31, 2003, there were no meetings of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

SECURITY AND OTHER INTERESTS
The  following   table  sets  forth  the  dollar  range  of  equity   securities
beneficially owned by each Director in the Company as of December 31, 2003.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             None                                                  None

DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------------
Michael J. Napoli          Over $100,000 in Wilshire 5000 Index Portfolio        Over $100,000

As of December 31, 2003, none of the Directors who are not "interested persons" of the Company as defined in the 1940 Act, or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital, Putnam, GMO, Alliance or PFPC Distributors, Inc. ("PFPC Distributors"), the distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital, Putnam, GMO, Alliance or PFPC Distributors.

COMPENSATION
The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2003. The Company does not compensate the officers for the services they provide.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY

                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman                   $18,000                  $0                     $0                 $18,000
Cynthia A. Hargadon                $18,000                  $0                     $0                 $18,000
Anne L. Wexler                     $18,000                  $0                     $0                 $18,000

DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY
                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON        COMPANY COMPLEX
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT        PAID TO DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
Michael J. Napoli, Jr.                $0                    $0                     $0                    $0

* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund Complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.


                         PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Investment Class Shares or Institutional Class Shares of a Portfolio as of March 31, 2004. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of a particular Portfolio may be in a position to control the Portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of a Portfolio's voting securities may be deemed to be a "control person," as defined by the 1940 Act. As of March 31, 2004, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of each Portfolio.

                         LARGE COMPANY GROWTH PORTFOLIO
                                INVESTMENT CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Charles Schwab & Co.                                                 69.49%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104


                         LARGE COMPANY GROWTH PORTFOLIO
                               INSTITUTIONAL CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Charles Schwab & Co.                                                 39.08%
Attn:  Mutual Funds
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104

Horace Mann Life Insurance
Company                                                              13.26%
1 Horace Mann Plaza
Springfield, IL 62715


                          LARGE COMPANY VALUE PORTFOLIO
                                INVESTMENT CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Horace Mann Life Insurance Company                                   41.08%
1 Horace Mann Plaza
Springfield, IL 62715

Charles Schwab & Co.                                                 33.43%
Attn:  Mutual Funds Dept.
Reinvest Account
101 Montgomery Street
San Francisco, CA  94104

National Investors Services Corp.                                     8.91%
Exclusively FBO Our Customers
55 Water St., FL 32
New York, NY 10041

                          LARGE COMPANY VALUE PORTFOLIO
                               INSTITUTIONAL CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Cincinnati Bell Collectively                                         11.32%
Bargained Retirees Heath Care TR
Mail Location: 102-732
201 E 4th St.
Cincinnati, OH 45202


                         SMALL COMPANY GROWTH PORTFOLIO
                                INVESTMENT CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Charles Schwab & Co.                                                 52.51%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                   15.66%
1 Horace Mann Plaza
Springfield, IL 62715


                         SMALL COMPANY GROWTH PORTFOLIO
                               INSTITUTIONAL CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
NFSC FEBO #613-021202                                                17.79%
Charles Thessing
FBO Edward Ruff Fam. Memorial
Sacred Heart Catholic High School
506 E. Broadway Street
Morrilton, AR 72110

LPL Financial Services                                               10.70%
A/C 1773-8086
9785 Towne Centre Drive
San Diego, CA 92121-1968

Pershing  LLC                                                        10.46%
P.O. Box 2052
Jersey City, NJ 07303-9998

LPL Financial Services                                               10.04%
A/C 1479-1616
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                                9.67%
A/C 1467-4661
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                                8.61%
A/C 4530-8255
9785 Towne Centre Drive
San Diego, CA 92121-1968

NFSC FEBO #AEW-090336                                                 6.28%
NFS/FMTC ROLLOVER IRA
FBO Robert Roark
P.O. Box 41
Gales Creek, OR 97117

LPL Financial Services                                                5.02%
A/C 1319-6795
9785 Towne Centre Drive
San Diego, CA 92121-1968

LPL Financial Services                                                5.02%
A/C 2828-5830
9785 Towne Centre Drive
San Diego, CA 92121-1968


                          SMALL COMPANY VALUE PORTFOLIO
                                INVESTMENT CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Charles Schwab & Co.                                                 44.65%
Mutual Funds Dept.
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104

Horace Mann Life Insurance Company                                   17.64%
1 Horace Mann Plaza
Springfield, IL 62715

National Investor Services Corp.                                      9.02%
Exclusively FBO Customers
55 Water Street
32nd Floor
New York, NY 10041


                          SMALL COMPANY VALUE PORTFOLIO
                               INSTITUTIONAL CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Cincinnati Bell Collectively                                         77.54%
Bargained Retirees Health Care TR
Mail Location : 102-732
201 E 4th St.
Cincinnati, OH 45202

Charles Schwab & Co.                                                 18.23%
Mutual Fund Department
Reinvest Account
101 Montgomery Street,
San Francisco, CA 94104

                          WILSHIRE 5000 INDEX PORTFOLIO
                                INVESTMENT CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Charles Schwab & Co.                                                 55.29%
Attn: Mutual Funds
Reinvest Account
101 Montgomery St.
San Francisco, CA 94104


                          WILSHIRE 5000 INDEX PORTFOLIO
                               INSTITUTIONAL CLASS


SHAREHOLDERS                                                   PERCENTAGE OWNED
------------                                                   ----------------
Horace Mann Life Insurance Co.                                       83.81%
Separate Account
Attn: Chris Cervellone
1 Horace Mann Plaza
Springfield, IL 62715

Pershing  LLC                                                        14.28%
P.O. Box 2052
Jersey City, NJ 07303-9998


                     INVESTMENT ADVISORY AND OTHER SERVICES

EXPENSES. From time to time, Wilshire or PFPC Inc., the Company's administrator and transfer agent ("PFPC"), may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolios or the Company. This would have the effect of lowering the overall expense ratio of the Portfolios and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of a Portfolio or of the provision of shareholder services to a Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.


All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among the Portfolios on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.

INVESTMENT ADVISORY AGREEMENT AND FEES. Wilshire is the investment adviser to the Portfolios pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.75% of the average daily net assets for the Large Company Growth and Value Portfolios, up to 0.85% of the average daily net assets for the Small Company Growth and Value Portfolios and 0.10% of the average daily net assets of the Wilshire 5000 Index Portfolio. Wilshire has agreed to waive its fees for the Small Company Growth and the Small Company Value Portfolios so that the Portfolios will be charged an annual fee of 0.25% of the average daily net assets of each such Portfolio. Wilshire has agreed to waive any fee increases with respect to the Small Company Growth and Small Company Value Portfolios until both Wilshire and a majority of the independent Directors conclude that such increase is merited. All advisory fees are accrued daily. For the fiscal year ended December 31, 2003, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and 2001, the advisory fees for each Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolios, and the corresponding percentage of net assets (net of waivers) were as follows:

2001*
                                    ADVISORY FEE      REDUCTION IN FEE      NET FEE PAID      % OF AVERAGE NET
PORTFOLIO                             PAYABLE                                                      ASSETS
Large Company Growth Portfolio       $1,484,776              $0              $1,484,776             0.25%
Large Company Value Portfolio         $224,808               $0               $224,808              0.25%
Small Company Growth Portfolio        $34,551             $20,727             $13,824               0.10%
Small Company Value Portfolio         $68,043             $40,823             $27,220               0.10%
Wilshire 500 Index Portfolio          $109,773            $109,773               $0                 0.00%

2002*
                                   ADVISORY FEE      REDUCTION IN FEE       NET FEE PAID      % OF AVERAGE NET
PORTFOLIO                             PAYABLE                                                      ASSETS
Large Company Growth Portfolio      $1,080,004              $0               $1,080,004             0.25%
Large Company Value Portfolio        $200,358               $0                $200,358              0.25%
Small Company Growth Portfolio        $32,128             $7,097              $25,031               0.19%
Small Company Value Portfolio        $103,069             $19,992             $83,077               0.20%
Wilshire 500 Index Portfolio         $109,045             $41,771             $67,274               0.06%

09/01/02-12/31/02* **
                                   ADVISORY FEE      REDUCTION IN FEE      NET FEE PAID       % OF AVERAGE NET
PORTFOLIO                             PAYABLE                                                      ASSETS
Large Company Growth Portfolio       $828,055            $552,037            $276,018               0.25%
Large Company Value Portfolio        $151,310            $100,874             $50,436               0.25%
Small Company Growth Portfolio        $24,281            $17,126              $7,155                0.25%
Small Company Value Portfolio         $70,263            $49,558              $20,705               0.25%
Wilshire 500 Index Portfolio          $27,468               $0                $27,468               0.10%

2003*
                                   ADVISORY FEE      REDUCTION IN FEE      NET FEE PAID       % OF AVERAGE NET
PORTFOLIO                             PAYABLE                                                      ASSETS
Large Company Growth Portfolio      $3,008,304           $391,067           $2,617,237              0.65%
Large Company Value Portfolio        $472,738            $71,325             $401,413               0.64%
Small Company Growth Portfolio        $75,765            $53,481              $22,284               0.25%
Small Company Value Portfolio        $179,925            $127,006             $52,919               0.25%
Wilshire 5000 Index Portfolio        $104,876               $0               $104,876               0.10%

* Wilshire voluntarily agreed to waive its fees so that each Portfolio, with the exception of the Index Portfolio, would be charged an annual fee of 0.25% of the average daily net assets of the Portfolio. Wilshire terminated these fee waivers with respect to the Large Company Growth and Large Company Value Portfolios on April 1, 2003, in connection with its engagement of Alliance, GMO and Putnam as sub-advisers to these Portfolios.

** The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that Wilshire will act as the investment adviser to each Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage one or more Portfolios or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the relevant Portfolio.


The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolios under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolios. Wilshire is not protected, however, against any liability to the Portfolios or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is terminable with respect to any Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).


INVESTMENT SUB-ADVISORY AGREEMENTS AND FEES. Under the terms of the Investment Sub-Advisory Agreement between the Company and LA Capital (the "LA Capital Agreement"), LA Capital manages the Small Company Growth, Small Company Value and Wilshire 5000 Index Portfolios and portions of the Large Company Growth and Large Company Value Portfolios, subject to the supervision of the Board of Directors and Wilshire.

Effective April 9, 2003, Wilshire amended the LA Capital Agreement and entered into three new sub-advisory agreements (collectively, and together with the LA Capital Agreement, the "Sub-Advisory Agreements") to reallocate portions of the Portfolios among the Sub-Advisers, subject to the supervision of the Board of Directors and Wilshire. Putnam manages a portion of the Large Company Growth Portfolio; GMO manages a portion of the Large Company Growth Portfolio; and Alliance manages a portion of the Large Company Value Portfolio. Under the Sub-Advisory Agreements, the fees payable to each Sub-Adviser with respect to each Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolios.

The Sub-Advisers are independent contractors, and may act as investment advisers to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of any Portfolio other than the portions to be managed by the respective Sub-Advisers.


No Sub-Adviser will be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by the
Sub-Adviser of its duties, except for liability resulting from willful misfeasance, bad faith, gross negligence (negligence, in the case of Alliance) or reckless disregard of its obligations. Each Sub-Adviser will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in any Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to Wilshire or the Portfolios.


The Sub-Advisory Agreements will continue in force until March 31, 2005, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreements. Each Sub-Advisory Agreement will continue in force from year to year thereafter with respect to each Portfolio so as long it is specifically approved for each Portfolio at least annually in the manner required by the 1940 Act.

For the fiscal year ended August 31, 2002, the fiscal period of September 1, 2002 to December 31, 2002, and the fiscal year ended December 31, 2003, the aggregate sub-advisory fees paid with respect to each Portfolio, and the corresponding percentage of net assets were as follows:

2002

PORTFOLIO                            AGGREGATE            % OF AVERAGE NET
                                    SUB-ADVISORY               ASSETS
                                      FEE PAID

Large Company Growth Portfolio        $395,065                0.09%
Large Company Value Portfolio         $73,329                 0.09%
Small Company Growth Portfolio        $11,757                 0.09%
Small Company Value Portfolio         $37,675                 0.09%
Wilshire 5000 Index Portfolio         $79,501                 0.07%

09/01/02-12/31/02*

PORTFOLIO                            AGGREGATE            % OF AVERAGE NET
                                    SUB-ADVISORY               ASSETS
                                      FEE PAID

Large Company Growth Portfolio        $110,405                0.03%
Large Company Value Portfolio         $20,173                 0.03%
Small Company Growth Portfolio        $2,860                  0.03%
Small Company Value Portfolio         $8,281                  0.03%
Wilshire 5000 Index Portfolio         $13,734                 0.02%

2003

PORTFOLIO                            AGGREGATE            % OF AVERAGE NET
                                    SUB-ADVISORY               ASSETS
                                      FEE PAID

Large Company Growth Portfolio        $1,006,535              0.26%
Large Company Value Portfolio         $73,245,528             0.18%
Small Company Growth Portfolio        $11,588,982             0.08%
Small Company Value Portfolio         $37,909,533             0.06%
Wilshire 5000 Index Portfolio         $100,071,837            0.05%


* The Company changed its fiscal year end from August 31 to December 31, effective December 31, 2002.

BOARD APPROVAL OF AGREEMENTS. On January 25, 2002, the Board of Directors of the Company, including the Directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Advisory Agreement with Wilshire and the LA Capital Agreement, subject to approval of the shareholders of the Portfolios. The shareholders of the various Portfolios approved the Agreements at meetings held on March 27, 2002 and March 29, 2002. On March 31, 2003, the Board of Directors of the Company, including the Directors who are not "interested persons" of the Company approved the Sub-Advisory Agreements with Putnam, GMO and Alliance.

In determining whether to renew the Advisory Agreement and Sub-Advisory Agreements, the Board of Directors evaluates information provided by Wilshire and the Sub-Advisers in accordance with Section 15(c) of the 1940 Act. At its February 25, 2004 meeting, the Board considered a number of factors in recommending renewal of the existing Agreements, including (1) the recent investment performance of the Portfolios compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (2) the advisory fees and other expenses that would be paid by the Portfolios compared to those of similar funds managed by other investment advisers, and the profitability to Wilshire and the Sub-Advisers of the investment advisory relationship with the Portfolios; and (3) the nature and extent of services to be furnished by Wilshire and the Sub-Advisers.

In considering the Advisory Agreement with Wilshire, the Board concluded that the Portfolios had satisfactorily met their investment objectives. The Board determined that generally the Portfolios had performed well compared to their peer groups, noting that the Large Company Growth Portfolio, the Large Company Value Portfolio and the Index Portfolio performed better than 50% of their respective peer groups for the one-, three-, five- and ten-year periods ended December 31, 2003 (one- and three-year periods for the Index Portfolio, which commenced operations in 1999). The Board noted that the Small Company Growth and Small Company Value Portfolios had performed in the lower quartiles for the year ended December 31, 2003. The Board noted, however, that the Small Company Growth Portfolio had performed in the top half of its peer universe for the three- and five-year periods, and the Small Company Value Portfolio had done so for the three-year period. In light of the Small Company Value Portfolio's recent poor performance relative to its peer group, the Board requested that Wilshire re-examine the management of the Portfolio.

In reviewing the investment advisory fees and total expenses borne by each of the Portfolios, the Board noted that the total expense ratios for each of the Portfolios were lower than or very close to the average expense ratios of the funds in their respective Morningstar categories, except for the Small Company Growth Portfolio, which the Board noted was a relatively small fund with less than $10 million in assets. The Board observed that Wilshire's advisory fees were favorable to the fees charged by competitors providing similar services. The Board also noted Wilshire's considerable experience in researching, selecting and monitoring sub-advisers, and determined that its fees were fair and reasonable compensation for the services provided by Wilshire and were competitive with fees paid by other similar mutual funds to high-quality managers. The Board also considered Wilshire's agreement to waive fees and to waive any fee increases for the Small Company Growth and Small Company Value Portfolios until Wilshire and a majority of the independent Directors conclude that any increase is merited. In addition, the Board considered the overall high quality and depth of Wilshire's organization in general and of the individuals providing services to the Portfolios, as well as Wilshire's substantial experience working with other investment management organizations.

In considering the LA Capital Agreement, the Directors considered the value added by LA Capital as reflected by the performance of the Portfolios compared to their respective benchmarks. The board noted that the investment management personnel who had managed the Portfolios on behalf of Wilshire since the inception of the Portfolios had continued to provide high-quality portfolio management services to the Portfolios as employees of LA Capital. The Directors also observed that the fees charged by LA Capital to the Portfolios were extremely favorable, particularly with respect to the Small Company Portfolios, in comparison to LA Capital's standard fees charged to other clients.

In reviewing the Sub-Advisory Agreement with Alliance, the Board observed that Alliance's portion of the Large Company Value Portfolio had performed very close to the Portfolio's benchmark for the short period it had been acting as sub-adviser to the Portfolio. The Board also noted that the fees charged by Alliance were very low. The Board discussed the SEC's recent enforcement action against Alliance for allowing market timing of its mutual funds, and its effect on the Portfolio. The Board noted Wilshire's conclusion that the response of Alliance management to the enforcement action had been satisfactory and that Alliance was effectively correcting its operations. The Board also noted that the Portfolio was sub-advised by the institutional and separate account division of Bernstein, a unit of Alliance that was somewhat removed from Alliance's mutual funds.

In considering the renewal of GMO's Sub-Advisory Agreement to manage a portion of the Large Company Growth Portfolio after the short period for which it had been acting as sub-adviser to the Portfolio, the Board noted that GMO's growth composite had performed substantially above the Portfolio's benchmark for the five-, ten- and 15-year periods ending December 31, 2003, and above the median performance of the Frank Russell universe of growth equity composites for the one-, five-, ten-, and 15-year periods. The Board also discussed GMO's investment style and the high quality and depth of its investment professionals, and noted that GMO's fees were within the range of fees charged by GMO to other clients.

In reviewing Putnam's Sub-Advisory Agreement to manage a portion of the Large Company Growth Portfolio after the short period for which it had been acting as sub-adviser to the Portfolio, the Board observed that Putnam's large cap growth structured equity composite had performed very closely to the Portfolio's benchmark for the one year since its inception. The Board discussed Putnam's investment strategy and the high quality of its investment professionals, and considered that the fees charged by Putnam for sub-advising the Portfolio were comparable to or more favorable than the fees Putnam charged other similar clients. The Board also discussed the recent SEC enforcement action against Putnam related to market timing of its mutual funds, and requested Wilshire to closely monitor the nature and extent of reforms instituted by Putnam's management in response to the action.

In reviewing the quality of services provided to the Portfolios, the Board also considered a variety of other matters, including Wilshire's and the Sub-Advisers' brokerage and soft dollar practices and regulatory compliance procedures. Based on their review, the Board of Directors as a whole, and the independent Directors separately, concluded that the terms of the Advisory Agreement with Wilshire and each of the Sub-Advisory Agreements were fair and reasonable and that the fees charged were competitive with fees paid by other similar mutual funds to other advisers, and approved renewal of such Agreements.

STOCKHOLDER APPROVAL OF SUB-ADVISORY AGREEMENTS. The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the Portfolios. Wilshire is responsible for, among other things: setting each Portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the Portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each Portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a Portfolio and each Portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the Portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.

The Order was granted subject to, among other things, the following  conditions:
(1) prior to becoming effective with respect to a Portfolio, the stockholders of such Portfolio would approve operation of such Portfolio in the manner described above (the stockholders of the Portfolios approved such operation on March 29,
2002); (2) the Portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the Portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the Portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.


SERVICES AGREEMENT. Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, January 23, 2003 and October 1, 2003, with PFPC. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC furnishes Wilshire with transfer agency services, fund accounting services, administration services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; provides sales literature review and recommendations for compliance with the NASD and SEC rules and regulations; prepares training materials for use by personnel of the Company or Wilshire; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Company's Board of Directors; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.


The Services Agreement has an initial three year term and, upon the expiration date of the initial term, the Services Agreement will automatically renew for successive terms of three years each, unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the initial term or the then current renewal term.


For the fiscal year ended December 31, 2003, the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and 2001, the accounting and administration fees paid to PFPC for each Portfolio, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolios, were as follows:

2001
                                ADMINISTRATION &
                                   ACCOUNTING      REDUCTION          NET
PORTFOLIO                          FEE PAYABLE      IN FEE         FEE PAID

Large Company Growth Portfolio      $917,864         $0            $917,864
Large Company Value Portfolio       $161,861         $0            $161,861
Small Company Growth Portfolio      $53,996          $0            $53,996
Small Company Value Portfolio       $67,821          $0            $67,821
Wilshire 5000 Index Portfolio       $189,660         $189,660      $0

2002

                                ADMINISTRATION &
                                   ACCOUNTING      REDUCTION          NET
PORTFOLIO                          FEE PAYABLE      IN FEE         FEE PAID

Large Company Growth Portfolio      $675,001         $0            $675,001
Large Company Value Portfolio       $147,214         $0            $147,214
Small Company Growth Portfolio      $53,713          $0            $53,713
Small Company Value Portfolio       $88,841          $0            $88,841
Wilshire 5000 Index Portfolio       $194,568         $83,034       $111,534


09/01/02-12/31/02*
                                ADMINISTRATION &
                                   ACCOUNTING      REDUCTION          NET
PORTFOLIO                          FEE PAYABLE      IN FEE         FEE PAID

Large Company Growth Portfolio      $174,635         $0            $174,635
Large Company Value Portfolio       $39,287          $0            $39,287
Small Company Growth Portfolio      $17,380          $0            $17,380
Small Company Value Portfolio       $21,448          $0            $21,448
Wilshire 5000 Index Portfolio       $51,563          $0            $51,563


2003

                                ADMINISTRATION &
                                   ACCOUNTING      REDUCTION          NET
PORTFOLIO                          FEE PAYABLE      IN FEE         FEE PAID

Large Company Growth Portfolio      $645,830         $0            $645,830
Large Company Value Portfolio       $128,440         $0            $128,440
Small Company Growth Portfolio      $51,227          $0            $51,227
Small Company Value Portfolio       $58,751          $0            $58,751
Wilshire 5000 Index Portfolio       $188,313         $0            $188,313

* The Company changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

SERVICE AND DISTRIBUTION PLAN. The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Investment Class Shares of the Portfolios by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.


The Investment Class shares of each of the Portfolios reimburses PFPC Distributors for its shareholder services expenses (the "Shareholder Services Fee") at an annual rate of up to 0.25 of 1% of the average daily net assets of each such Portfolio attributable to Investment Class shares. The Shareholder Services Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Investment Class Shares of a Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding shares of the Investment Class of the Portfolio. The Plan may be terminated at any time with respect to the Investment Class Shares of a Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Investment Class Shares of the Portfolio. Amounts spent on behalf of each Portfolio pursuant to such Plan during the fiscal year ended December 31, 2003 are set forth below.

2003                                                         COMPENSATION
                                                              TO BROKER
PORTFOLIO                            12B-1 AND PRINTING        DEALERS
---------                            ------------------      -----------
Large Company Growth Portfolio           $21,224             $ 652,604
Large Company Value Portfolio             $2,001             $ 64,320
Small Company Growth Portfolio            $555               $ 12,827
Small Company Value Portfolio             $737               $ 24,982
Wilshire 5000 Index Portfolio             $5,259             $ 188,200

                                 COMPENSATION
                                   TO SALES
PORTFOLIO                          PERSONNEL         OTHER          TOTAL
---------                        -------------       -----          -----
Large Company Growth Portfolio        $0              $329         $674,157
Large Company Value Portfolio         $0              $32          $66,353
Small Company Growth Portfolio        $0              $11          $13,393
Small Company Value Portfolio         $0              $17          $25,736
Wilshire 5000 Index Portfolio         $0              $101         $193,560



TRANSFER AND DIVIDEND DISBURSING AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.


COUNSEL. Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the Independent Directors.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as auditor for the Company.


                                 CODE OF ETHICS


The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.


Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to pre-clear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.


In addition, Wilshire and each Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

                       PROXY VOTING POLICY AND PROCEDURES

THE COMPANY

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolios as a part of Wilshire's general management of the Portfolios, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolios to one or more of the Sub-Advisers retained to provide investment advisory services to the Portfolios.

The right to vote proxies with respect to portfolio securities held by the Portfolios is an asset of the Company. Wilshire, or the Sub-Adviser to which authority to vote on behalf of a Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of that Portfolio and its shareholders.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and each Sub-Adviser with authority to vote proxies on behalf of the Portfolios, must present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and each Sub-Adviser must notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and each Sub-Adviser with authority to vote proxies on behalf of the Portfolios must provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolios during the year. With respect to those proxies that Wilshire or a Sub-Adviser has identified as involving a conflict of interest, Wilshire or the Sub-Adviser must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or the Sub-Adviser or an affiliated person of Wilshire or the Sub-Adviser has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolios, other than the obligation Wilshire or the Sub-Adviser incurs as investment adviser to the Portfolios, which may compromise Wilshire's or the Sub-Adviser's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolios may be revoked by the Board, in whole or in part, at any time.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of each Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Information regarding how Wilshire or the Sub-Advisers voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year beginning in 2004 (i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at WWW.SEC.GOV.

Certain information regarding the proxy voting policies of Wilshire and each of the Sub-Advisers is summarized below.

WILSHIRE
Wilshire has delegated to each Sub-Adviser the responsibility for voting the securities in its portfolio. Wilshire reviews the Sub-Advisers' proxy voting activities annually. If it becomes responsible for direct management for portfolios for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

ALLIANCE
Alliance's value investment group (Bernstein) has formed two proxy voting committees, to consider U.S. proxy matters and global proxy matters. The committees, comprised of senior investment personnel and representatives of Alliance's corporate legal department, evaluate proposals not covered by Alliance's proxy voting guidelines and recommend how Bernstein should generally vote on such issues. The committees, or sub-committees, review all proxies. The committees monitor adherence to Alliance's proxy voting guidelines, review its policies from time to time, and evaluates proxies where Alliance faces a material conflict of interest.

While proxy voting policies and procedures are consistent across Alliance's growth group and its value group (Bernstein), the two groups administer their proxy voting separately. In an effort to increase efficiency in voting proxies, Bernstein uses Institutional Shareholder Services ("ISS") to act as its voting agent for its clients' proxies. Bernstein instructs the its clients' custodians to direct proxy materials to ISS, which provides Bernstein with a proposed vote based on Alliance's voting guidelines. Bernstein then either accepts the proposed vote, or changes the vote in accordance with its voting decision.

If a potential conflict of interest arises, Alliance's corporate legal department makes the initial determination about whether a material conflict exists. No further review is necessary if 1) the proposed vote is consistent with Alliance's stated voting policy, 2) the proposed vote is contrary to Alliance's stated voting policy but is also contrary to management's recommendation, or 3) the proposed vote is contrary to or not covered by Alliance's stated voting policy, is consistent with management's recommendation, and is consistent with the views of an independent source. If the proposed vote is contrary to Alliance's stated voting policy, is consistent with management's recommendation, and is contrary to the views of an independent source, the proxy committee reviews the proposal for final determination.

Alliance's general positions on various proposals are as follows:

DIRECTOR MATTERS - Alliance generally supports the election of a company's slate of nominees for directors, except in contested elections, which it evaluates on a case-by-case basis. It generally votes for changes in board structure that are not controversial, and against imposing classified boards. Alliance typically supports shareholder proposals to require a majority of independent directors on boards and on nominating committees.

SHAREHOLDER RIGHTS - Alliance usually votes for proposals to redeem poison pills and to provide for confidential voting. It typically does not support proposals to limit the right of shareholders to act by written consent or to amend companies' charter documents to make it more difficult for shareholders to call a special meeting.

COMPENSATION AND BENEFITS PLANS - Alliance evaluates proposals to adopt performance based stock option plans on a case-by-case basis and generally supports shareholder proposals requiring companies to expense stock options.

ROUTINE MATTERS - Alliance generally votes in favor of ratification of auditors and administrative or technical changes to a company's charter documents.

GMO
GMO has engaged ISS as its proxy voting agent to research and make voting recommendations or, for matters for which GMO has so delegated, to make voting determinations, ensure that proxies are voted in a timely manner, handle other administrative functions of proxy voting, and provide recommendations with respect to proxy voting in general. ISS will vote proxies in accordance with its voting recommendations contained in its domestic and global ISS Proxy Voting Manual. GMO reserves the right to amend any of ISS' guidelines.

GMO's Corporate Actions Group is responsible for administering its proxy voting process, including implementing and updating the applicable domestic and global ISS proxy voting guidelines, overseeing the proxy voting process, and providing periodic reports to GMO's Compliance Department and clients as requested. If a GMO portfolio manager believes that it is in the best interest of a client to vote proxies in a manner inconsistent with ISS' recommendation, the portfolio manager will inform the Corporate Actions Group of its decision to vote the proxy, and the Corporate Actions Group will report quarterly such votes to GMO's Compliance Department.

GMO believes its proxy voting process is reasonably designed to address conflicts of interest that may arise.

ISS' general positions on various proposals are as follows:

DIRECTOR MATTERS - ISS generally supports the election of management's nominees for directors, unless there are concerns about the past performance of the company or the board. It generally votes for proposals to fix board size and against proposals to impose classified boards or to alter board structure or size in the context of a fight for control over the company or the board.

SHAREHOLDER RIGHTS - ISS typically votes against all antitakeover proposals, such as staggered boards, poison pills and unlimited authorized capital authorizations, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal.

COMPENSATION AND BENEFITS PLANS - ISS generally votes for proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the industry. It evaluates nonexecutive director compensation proposals that include both cash and share-based components on a case-by-case basis.

ROUTINE MATTERS - ISS generally votes in favor of reelection of auditors unless there are serious concerns about the accounts or the procedures used. It evaluates changes to a company's charter documents on a case-by-case basis.

LA CAPITAL
LA Capital has also engaged ISS as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with ISS, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing ISS to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the conflict directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on ISS' recommendations.

Please see the section above for a summary of ISS' general positions on various proposals.

PUTNAM
Putnam has established a proxy committee which is responsible for setting general proxy voting policies and is composed of senior professionals in the Investment Division. The committee reviews the proxy voting procedures and guidelines annually, and considers special proxy issues as they arise. Putnam administers its proxy voting through its Proxy Manager, who coordinates the committee's review of any new or unusual proxy issues, manages the process of referring issues to portfolio managers for voting instructions, oversees the work of any third party vendors hired to process proxy votes, which is currently ISS, and other administrative functions related to proxy voting.

Putnam has established proxy voting guidelines established by its proxy committee, and will vote all proxies in accordance with the guidelines unless the portfolio managers of a client believe that following the guidelines in a specific case would not be in the client's best interest, they may request the Proxy Manager not to follow the guidelines. The Proxy Manager will review any such request with a senior member of Putnam's Legal and Compliance Department prior to implementing the request.

Under the guidelines, certain proxy matters will be referred to Putnam's Investment Division. The Proxy Manager will typically send such items to the portfolio team leader, or someone designated by the team leader, whose accounts hold the greatest number of shares of the issuer of the proxy. The portfolio team leader or member will provide a proxy voting recommendation to the Proxy Manager.

Putnam has adopted procedures to guard against potential conflicts of interest which may arise when voting proxies of issuers which have significant business relationships with Putnam. The Proxy Committee is composed of professionals in Putnam's Investment Division, and proxy administration is handled by the Legal and Compliance Department. Neither of these departments report to Putnam's marketing businesses. No Putnam employee outside its Investment Division is permitted contact any portfolio manager about any proxy vote without first contacting Proxy Manager or a senior lawyer in the Legal and Compliance Department. Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms. If a material conflict of interest arises, the Proxy Manager will confer with a senior lawyer in the Legal and Compliance Department prior to voting. Finally, Putnam's guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Putnam's general positions on various proposals are as follows:

DIRECTOR MATTERS - Putnam generally supports the election of a company's nominees for directors, unless the board does not have a majority of independent directors. In contested elections, it generally votes on a case-by-case basis. Putnam generally votes against proposals to impose classified boards withholds votes for interlocking directorates.

SHAREHOLDER RIGHTS - Putnam typically votes against antitakeover proposals, such as supermajority voting provisions and issuance of blank check preferred stock. Putnam evaluates proposals to ratify poison pills and fair price provisions on a case-by-case basis.

COMPENSATION AND BENEFITS PLANS - Putnam typically votes for employee stock purchase plans so long as the shares purchased under the plan are acquired for no less than 85% of their market value, the offering period under the plan is 27 months or less, and dilution is 10% or less. Putnam votes for other board-approved proposals related to executive compensation on a case-by-case basis.

ROUTINE MATTERS - Putnam generally votes in favor of routine business matters such as changing the company's name and ratification of auditors. It evaluates changes to a company's charter documents on a case-by-case basis.



                             PORTFOLIO TRANSACTIONS


Each Sub-Adviser supervises the placement of orders for the purchase or sale of portfolio securities on behalf of each Portfolio it serves. In this capacity, each Sub-Adviser allocates portfolio transactions among broker-dealers in the best judgment of the Sub-Adviser and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to the Sub-Adviser. Information so received is in addition to and not in lieu of services required to be performed by the Sub-Advisers and their fees are not reduced by the receipt of such supplemental information. Such information may be useful to the Sub-Advisers in serving both the Portfolios and other clients which they advise and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Sub-Advisers in carrying out their obligations to the Portfolios. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolios will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Each Sub-Adviser has procedures in place to monitor best execution.

Although each Sub-Adviser makes investment decisions for the Portfolios independently from those of its other accounts, investments of the kind made by the Portfolios may often also be made by such other accounts. When a Sub-Adviser buys or sells the same security at substantially the same time on behalf of the Portfolios and one or more other accounts managed by that Sub-Adviser, it allocates available investments by such means as, in its judgment, result in fair treatment. Each Sub-Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolios and its other managed accounts, and the price paid to or received by the Portfolios and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolios or the size of the position purchased or sold by the Portfolios.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, each Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, each Sub-Adviser attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure. Significant variation in the portfolio turnover rates over last 2 fiscal years for the Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio was due to benchmark transitioning from the Wilshire Target Indices to the Russell Indices.


If so directed by Wilshire, each Sub-Adviser will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that each Sub-Adviser determines that such brokers or dealers will provide best execution in view of such other benefits.


For the fiscal year ended December 31, 2003, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and 2001 the Portfolios paid total brokerage commissions as follows:

 ------------------------------------------------------------------------------
 PORTFOLIO                           2003      09/01/02-      2002        2001
                                               12/31/02
-------------------------------------------------------------------------------
 Large Company Growth Portfolio      $883,343  $134,645     $454,472   $417,970
-------------------------------------------------------------------------------
 Large Company Value Portfolio       $195,500  $18,737      $78,359     $93,030
-------------------------------------------------------------------------------
 Small Company Growth Portfolio      $49,452   $8,029       $13,671     $19,256
-------------------------------------------------------------------------------
 Small Company Value Portfolio       $97,898   $26,263      $86,854     $71,967
-------------------------------------------------------------------------------
 Wilshire 5000 Index Portfolio       $36,613   $7,882       $38,760     $41,626
-------------------------------------------------------------------------------

As of December 31, 2003, the Portfolios held the following securities of their regular brokers or dealers as follows:

BROKERS OR DEALERS                                  MARKET VALUE
------------------                                  ------------
LARGE COMPANY GROWTH PORTFOLIO
Citigroup, Inc.                                     $3,679,332
Merrill Lynch & Company, Inc.                       $1,601,145
Morgan Stanley                                        $787,032
LARGE COMPANY VALUE PORTFOLIO
Citigroup, Inc.                                     $2,169,738
Goldman Sachs Group, Inc.                             $375,174
Instinet Group, Inc.                                    $4,635
Merrill Lynch & Company, Inc.                         $703,800
Morgan Stanley                                        $624,996

SMALL COMPANY GROWTH PORTFOLIO
NONE

SMALL COMPANY VALUE PORTFOLIO
NONE

WILSHIRE 5000 INDEX PORTFOLIO
Citigroup, Inc.                                     $2,641,789
Fidelity Bancorp, Inc.                                  $3,437
Fidelity Bankshares, Inc.                               $6,280
Goldman Sachs Group, Inc.                             $500,561
Instinet Group, Inc.                                    $7,725
Merrill Lynch & Company, Inc.                         $583,333
Morgan Stanley                                        $659,718

No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.



                                 NET ASSET VALUE


The net asset value per share of each class of each Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.

Each Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, the last sale price on the securities exchange or national securities market on which such securities primarily are traded. For securities traded on NASDAQ, the NASDAQ official closing price is used.
Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices; bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of each class of shares of each Portfolio. In the event that the market price of a security is not readily available, Wilshire and the Portfolio's Sub-Advisers will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time will be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and each Sub-Adviser will provide to the Board (i) a list of securities held by each Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, each Sub-Adviser and the Valuation Committee complied with the Company's valuation procedures.

                          PURCHASE OF PORTFOLIO SHARES


The following  information  supplements  should be read in conjunction  with the section in the Prospectus entitled "How to Buy Portfolio Shares."

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King of Prussia, PA 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Distributor sells each Portfolio's shares on a continuous basis as agent, but is not obligated to sell any particular amount of shares. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

TRANSACTIONS THROUGH SECURITIES DEALERS. Portfolio shares may be purchased and redeemed through securities dealers, which may charge a transaction fee for such services. Some dealers will place the Portfolios' shares in an account with their firm. Dealers also may require that the customer invest more than the $2,500 minimum investment, the customer not request redemption checks to be issued in the customer's name, the customer not purchase fractional shares, or other conditions.

There is no sales or service charge to individual investors by the Company or by the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services. The services provided and the applicable fees are established by each dealer or other institution acting independently of the Company. The Company understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; and assistance with inquiries related to their investment. Any such fees may be deducted from the investor's account monthly and on smaller accounts could constitute a substantial portion of any distribution by the Portfolios. Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors. Investors should be aware that they may purchase shares of the Portfolios directly through the Distributor without any maintenance or service charges, other than those described above.

IN-KIND PURCHASES. Payments for each Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by a Portfolio as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Portfolio will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.


                         REDEMPTION OF PORTFOLIO SHARES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "How to Sell Portfolio Shares."

WIRE REDEMPTION PRIVILEGE. By using this Privilege, the investor authorizes PFPC to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, and reasonably believed by PFPC to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if PFPC receives the redemption request in proper form. Redemption proceeds ($2,500 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to PFPC. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."


SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to any Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                              SHAREHOLDER SERVICES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Shareholder Information."

EXCHANGES. By using the Telephone Exchange Privilege, you authorize PFPC to act on telephonic instructions from any person representing himself or herself to be you and reasonably believed by PFPC to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted.


To establish a personal retirement plan by exchange, shares of the Portfolio being exchanged must have a value of at least the minimum initial investment required for the Portfolio into which the exchange is being made. For Keogh
Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the Portfolios of the Company. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

The exchange service is available to shareholders resident in any state in which shares of the Portfolios being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.


The Company reserves the right to reject any exchange request in whole or in part. The exchange service may be modified or terminated at any time upon notice to shareholders.


CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans. In addition, Wilshire makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services also are available. Investors can obtain details on the various plans by calling toll-free: 1-888-200-6796.


The custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

Shares may be purchased in connection with these plans only by direct remittance to the Plan.

The minimum initial investment for corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum for subsequent purchases. Individuals who open an IRA may also open a non-working spousal IRA with a minimum investment of $250.

You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                        DIVIDENDS, DISTRIBUTION AND TAXES


REGULATED INVESTMENT COMPANIES
The Company's management believes that each Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2003 and intends to meet the same qualifications for the fiscal year ended December 31, 2004. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


As a regulated investment company, a Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Wilshire 5000 Index Portfolio is established in part as an investment for certain insurance variable annuity contacts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

A Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gains (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Portfolios intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.


Dividends paid by a Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual shareholders will be eligible for taxation at their maximum long-term capital rate, to the extent that the income of the Portfolios is derived from certain dividends. Dividend income earned by a Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, each Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to a Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by each Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of a Portfolio.


Any loss realized on a sale, redemption or exchange of shares of a Portfolio by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.


HEDGING TRANSACTIONS
Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


Under Section 1256 of the Code, a gain or loss realized by a Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.


Offsetting positions held by a Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.


If a Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, a Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.


OTHER TAX INFORMATION
The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolios for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.


CAPITAL LOSS CARRY FORWARDS
On December 31, 2003 the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

                    FUND                          EXPIRING DECEMBER 31,
                    ----                          ---------------------
                                     2008         2009             2010              2011
                                     ----         ----             ----              ----
Large Company Growth Portfolio        --      $66,589,785       $38,469,520           --
Large Company Value Portfolio         --         68,331          3,374,466            --
Small Company Growth Portfolio        --           --             217,743             --
Small Company Value Portfolio         --           --             133,610             --
Wilshire 5000 Index Portfolio      $343,818    $1,775,025       $8,232,611        $3,810,647

                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and Wilshire 5000 Index Portfolio -- each of which has several classes of shares.

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

The Company will send annual and semi-annual financial statements to all its shareholders.

                              FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolios contained in its annual report for the fiscal year ended December 31, 2003 are incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE MUTUAL FUNDS, INC.


                          WILSHIRE 5000 INDEX PORTFOLIO

                             QUALIFIED CLASS SHARES

                       STATEMENT OF ADDITIONAL INFORMATION
                            (HTTP://WWW.WILFUNDS.COM)


                                   MAY 1, 2004


This  Statement  of  Additional   Information  ("SAI")  provides   supplementary
information for the Qualified Class Shares of the Wilshire 5000 Index Portfolio (the "Portfolio") of Wilshire Mutual Funds, Inc. (the "Company").

This SAI is not a prospectus, and it should be read in conjunction with the Prospectus for the Qualified Class Shares of the Portfolio dated May 1, 2004 and is incorporated by reference in its entirety into the Prospectus. The financial statements contained in the Portfolio's Annual Report for the fiscal year ended December 31, 2003 are incorporated by reference into this SAI. You can obtain free copies of the Prospectus and Annual Report by contacting us at Wilshire Mutual Funds, Inc., c/o PFPC Inc., P.O. Box 9807, Providence, RI 02940, or calling 1-888-200-6796.


TABLE OF CONTENTS


The Portfolio...............................................................2
Investment Policies and Risks...............................................2
Investment Restrictions.....................................................8
Directors and Officers......................................................9
Principal Holders of Securities............................................12
Investment Advisory and Other Services.....................................12
Code of Ethics.............................................................18
Proxy Voting Policy and Procedures.........................................19
Portfolio Transactions.....................................................20
Net Asset Value............................................................21
Purchase and Redemption of Shares..........................................22
Dividends, Distribution and Taxes..........................................23
Other Information..........................................................27
Financial Statements.......................................................27

                                  THE PORTFOLIO


The Company is a diversified, open-end investment management company that currently offers Shares of a number of series and classes, including Qualified Class Shares of the Portfolio. The Company also offers other classes of shares of the Portfolio in separate prospectuses and statements of additional information. Wilshire Associates Incorporated ("Wilshire") is the investment adviser for the Portfolio and Los Angeles Capital Management and Equity Research ("LA Capital") serves as the sub-adviser for the Portfolio. Terms not defined in this SAI have meanings assigned to them in the Prospectus.


You cannot invest in Qualified Class Shares directly. Instead, you can participate through a variable annuity contract ("Contract") purchased by your employer from an insurance company ("Insurer") with which the Portfolio has entered into an agreement. Most often employers enter into these Contracts so they can offer their employees a way to save for retirement. Retirement plans sponsored by employers may be entitled to tax benefits to which individual retirement plans may not be entitled. These tax benefits are fully explained in your employer's Contract disclosure document. Once you are invested in Qualified Class Shares of the Portfolio, you participate in Portfolio earnings or losses in proportion to the amount of money you invest. Depending on your employer's Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. However, to save for retirement, you generally should let your investments and their earnings build. At retirement, you may withdraw all or a portion of your money, leave it in the account until you need it, or start receiving annuity payments. At a certain age you may be required to begin withdrawals. Holders of Contracts ("Contract Owners") should consider their investment objectives and tolerance for risk when making an investment decision. The Portfolio's net asset value is not fixed and should be expected to fluctuate. You should consider the Portfolio as a supplement to an overall investment program and should invest only if you are willing to undertake the risks involved.

                          INVESTMENT POLICIES AND RISKS

The Portfolio may invest in the investments described below:

U.S. GOVERNMENT SECURITIES. The Portfolio may purchase securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which include U.S. Treasury securities of various interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others are supported by the right of the issuer to borrow from the Treasury, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality, or by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

MONEY MARKET INSTRUMENTS. The Portfolio may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

A certificate of deposit is a negotiable certificate requiring a bank to repay funds deposited with it for a specified period of time.

A time deposit is a non-negotiable deposit maintained in a banking institution for a specified period of time at a stated interest rate. The Portfolio will only invest in time deposits of domestic banks that have total assets in excess of one billion dollars. Time deposits held by the Portfolio will not benefit from insurance administered by the Federal Deposit Insurance Corporation.

A bankers' acceptance is a credit instrument requiring a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Portfolio may invest may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

With respect to such securities issued by foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Portfolio may be subject to additional investment risks that are different in some respects from those incurred by the Portfolio which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, possible seizure or nationalization of foreign deposits, the possible imposition of foreign withholding taxes on interest income, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thus determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. A repurchase agreement involves risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities. The Company's custodian or sub-custodian will hold in a segregated account the securities acquired by the Portfolio under a repurchase agreement. Repurchase agreements are considered, under the Investment Company Act of 1940, as amended (the "1940 Act"), to be loans by the Portfolio. To try to reduce the risk of loss on a repurchase agreement, the Portfolios will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, only with respect to securities of the type in which the Portfolio may invest, and will require that additional securities be deposited with the custodian or sub-custodian if the value of the securities purchased decreases below the repurchase price.

LENDING PORTFOLIO SECURITIES. The Portfolio may seek additional income by lending its securities on a short-term basis to banks, brokers and dealers under agreement. The Portfolio may return a portion of the interest earned to the borrower or a third party which is unaffiliated with the Company and acting as a "placing broker."

The Securities and Exchange Commission (the "SEC") currently requires that the following lending conditions must be met: (1) the Portfolio must receive at least 100% collateral from the borrower (cash, U.S. Government securities, or irrevocable bank letters of credit); (2) the borrower must increase the collateral whenever the market value of the loaned securities rises above the level of such collateral; (3) the Portfolio must be able to terminate the loan at any time; (4) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board of Directors must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

Even though loans of portfolio securities are collateralized, a risk of loss exists if an institution that borrows securities from the Portfolio breaches its agreement with the Portfolio and the Portfolio is delayed or prevented from recovering the collateral.


COMMERCIAL PAPER AND OTHER SHORT-TERM CORPORATE OBLIGATIONS. Each Portfolio may invest in commercial paper and other short-term corporate obligations.
Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs. The commercial paper purchased by a Portfolio will consist only of direct obligations which, at the time of their purchase, are:
(a) rated at least Prime-1 by Moody's Investors Service, Inc., A-1 by Standard & Poor's Ratings Group or F-1 by Fitch Investors Service, L.P.; (b) issued by companies having an outstanding unsecured debt issue rated at least Aa3 by Moody's Investors Service, Inc. or AA- by Standard & Poor's Ratings Group or Fitch Investors Service, L.P.; or (c) if unrated, determined by LA Capital to be of comparable quality.

These instruments include variable amount master demand notes, which are obligations that permit the Portfolio to invest at varying rates of interest pursuant to direct arrangements between the Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because they are direct lending arrangements between the lender and borrower, such instruments generally will not be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. If these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem its investment depends on the ability of the borrower to pay principal and interest on demand. In connection with floating and variable rate demand obligations, LA Capital will consider, on an ongoing basis, earning power, cash flow and other liquidity ratios of the borrower, and the borrower's ability to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Portfolio may invest in them only if at the time of an investment the borrower meets the criteria set forth above for other commercial paper issuers.

DERIVATIVES. The Portfolio may invest, to a limited extent, in "derivatives." These are financial instruments which derive their performance at least in part, from the performance of an underlying asset, index or interest rate. The derivatives the Portfolio may use are currently comprised of stock index futures and options. The Portfolio may invest in derivatives for a variety of reasons, including to hedge against certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities.

Although the Portfolio does not currently intend to invest in derivatives, it reserves the right to do so in the future. Normally, less than 5% of the Portfolio's net assets would be invested in derivatives.

Derivatives permit the Portfolio to increase, decrease or change the level of risk to which its securities are exposed in much the same way as the Portfolio can increase, decrease or change the risk of its investments by making investments in specific securities. However, derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the Portfolio as a whole. Under certain market conditions, they can increase the volatility of the Portfolio's net asset value, decrease the liquidity of the Portfolio's investments and make more difficult the accurate pricing of the Portfolio's shares.

In addition, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Portfolio's performance. If the Portfolio invests in derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. The Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.


When required by the SEC, the Portfolio will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Portfolio may have to sell portfolio securities at disadvantageous prices or times. Derivatives may be purchased on established exchanges ("exchange-traded" derivatives) or through privately negotiated transactions ("over-the-counter" derivatives). Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative transaction bears the risk that the counterparty will default. Accordingly, Wilshire and LA Capital will consider the creditworthiness of counterparties to over-the-counter derivative transactions in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.


FUTURES TRANSACTIONS. The Portfolio may enter into futures contracts on particular securities or stock indices in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. A futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

Engaging in these transactions involves risk of loss to the Portfolio which could affect the value of the Portfolio's net assets adversely. Although the Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance exists that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Successful use of futures by the Portfolio also is subject to the ability of Wilshire and LA Capital to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the position being hedged and the price movements of the futures contract. For example, if the Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.


Pursuant to regulations and published positions of the SEC, the Portfolio may be required to segregate cash or liquid assets in connection with its futures transactions in an amount generally equal to the value of the contract. The segregation of such assets will have the effect of limiting the Portfolio's ability otherwise to invest those assets.


Pursuant to Rule 4.5 under the Commodity Exchange Act, the Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Act.


OPTIONS. The Portfolio may write covered call options, buy put options, buy call options and write secured put options on particular securities or the Wilshire 5000 Index. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Options on stock indices are similar to options on specific securities, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to deliver this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stock.

OTHER DERIVATIVES. The Portfolio may take advantage of opportunities in the area of futures contracts and any other derivatives which presently are not contemplated for use by the Portfolio or which currently are not available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its prospectus or SAI.

FOREIGN SECURITIES. The Portfolio may include securities of the foreign issuers that trade on U.S. exchanges. These investments may include American Depository Receipts ("ADRs"). ADRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. As a result, available information regarding the issuer may not be as current as for sponsored ADRs, and the prices of unsponsored ADRs may be more volatile than if they were sponsored by the issuers of the underlying securities. For purposes of the Portfolio's investment policies, investments in ADRs will be deemed to be investments in the equity securities representing the securities of foreign issuers into which they may be converted. Investments in foreign securities have additional risks, including future political and economic developments, possible imposition of withholding taxes on income payable on the securities, the possible establishment of currency exchange controls, adoption of other foreign governmental restrictions and possible seizure or nationalization of foreign assets.


PREFERRED STOCK. The Portfolio may invest up to 5% of its assets in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


CONVERTIBLE SECURITIES. The Portfolio may invest up to 5% of its assets in convertible securities when its appears to Wilshire and LA Capital that it may not be prudent to be fully invested in common stocks. In evaluating a convertible security, Wilshire and LA Capital place primary emphasis on the attractiveness of the underlying common stock and the potential for capital appreciation through conversion. Convertible securities may include corporate notes or preferred stock but are ordinarily long-term debt obligations of the issuers convertible at stated exchange rates into common stock of the issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

WARRANTS AND RIGHTS. The Portfolio may invest up to 5% of its assets in warrants and rights. Warrants are options to purchase equity securities at a specified price valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but generally are shorter in duration and are distributed by the issuer directly to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights to the assets of the issuer.

                             INVESTMENT RESTRICTIONS

The investment restrictions described below are fundamental policies of the Portfolio and cannot be changed without the approval of a majority of the Portfolio's outstanding voting shares (as defined by the 1940 Act). All percentage limitations apply only at the time of the transaction. Subsequent changes in value or in the Portfolio's total assets will not result in a violation of the percentage limitations. The Portfolio may not:

1. Invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, and futures contracts, including those relating to indices, and options on futures contracts or indices.

2. Purchase, hold or deal in real estate or oil, gas or other mineral leases or exploration or development programs, but the Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

3. Borrow money, except for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. When borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments. For purposes of this investment restriction, the entry into options, forward contracts, or futures contracts, including those relating to indices and options on futures contracts or indices, will not constitute borrowing.

4. Make loans to others, except through the purchase of debt obligations and entry into repurchase agreements. However, the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets, including collateral received for such loans. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board of Directors.

5. Act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

6. Invest more than 25% of its assets in the securities of issuers in any single industry, provided there will be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

7. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Portfolio's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

8. With respect to 75% of the Portfolio's assets, hold more than 10% of the outstanding voting securities of any single issuer.

9. Issue any senior security (as defined in Section 18(f) of the 1940 Act), except to the extent that the activities permitted in investment restrictions No. 1 and 3 may be deemed to give rise to a senior security.

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Company's Board of Directors. The Portfolio may not:

1. Invest in the securities of a company for the purpose of exercising management or control, but the Portfolio will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Portfolio's net assets would be so invested.

3. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act or those received as part of a merger or consolidation.

                             DIRECTORS AND OFFICERS

The Board of Directors has responsibility for the overall management and operations of the Company. The Board establishes the Company's policies and meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Company.


Set forth below are the names of the Directors and executive officers of the Company, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

     ------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                        OF                 OTHER TRUSTEESHIPS/
    NAME, AGE, ADDRESS 1       TERM OF                                  PORTFOLIOS            DIRECTORSHIPS
      AND POSITION(S)       OFFICE 2 AND     PRINCIPAL OCCUPATION(S)    IN FUND              HELD BY DIRECTOR
     WITH THE COMPANY      LENGTH OF TIME      DURING PAST 5 YEARS      COMPLEX
                               SERVED                                   OVERSEEN
                                                                        BY
                                                                        DIRECTOR
     ------------------------------------------------------------------------------------------------------------------
                                 DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
     ------------------------------------------------------------------------------------------------------------------
     DeWitt F. Bowman        Since 1996     Principal, 2/94-present,      Five     Director, 5/00-present, Forward
     (72)                                   Pension Investment                     Funds; Trustee, 5/98-present, PCG
     Director                               Consulting (pension                    Private Equity Fund; Trustee,
                                            consulting firm).                      5/95-present, Brandes
                                                                                   Institutional International Fund
                                                                                   (registered investment
                                                                                   companies).  Director,
                                                                                   5/94-present, RREEF America REIT
                                                                                   (real estate investment trust);
                                                                                   Trustee, 3/94-present, Pacific Gas
                                                                                   & Electric Nuclear Decommissioning
                                                                                   Trust (trust fund for
                                                                                   decommissioning nuclear power
                                                                                   plants); Treasurer, 10/00-6/01,
                                                                                   University of California Regents
                                                                                   Investment Management
     ------------------------------------------------------------------------------------------------------------------

     ------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER
                                                                        OF                 OTHER TRUSTEESHIPS/
    NAME, AGE, ADDRESS 1       TERM OF                                  PORTFOLIOS            DIRECTORSHIPS
      AND POSITION(S)       OFFICE 2 AND     PRINCIPAL OCCUPATION(S)    IN FUND              HELD BY DIRECTOR
     WITH THE COMPANY      LENGTH OF TIME      DURING PAST 5 YEARS      COMPLEX
                               SERVED                                   OVERSEEN
                                                                        BY
                                                                        DIRECTOR
     ------------------------------------------------------------------------------------------------------------------
     Cynthia A. Hargadon     Since 1998     Managing Director, 5/03 -     Five     Trustee, 1992-present, America
     (48)                                   present, McHenry Group                 Investment Trust (registered
     Director                               (Investment Management                 investment company).
                                            Consulting Firm); Senior
                                            Consultant, 5/02- 4/03, SPG &
                                            Associates (consulting firm);
                                            President, 5/00-5/02, Potomac
                                            Asset Management; Director of
                                            Investments, 7/98-5/00,
                                            National Automobile Dealers
                                            Association; President,
                                            11/96-7/98, Stable Value
                                            Investment Association.
     ------------------------------------------------------------------------------------------------------------------
     Anne L. Wexler          Since 1996     Chairman, 1/81-present,       Five     Director, 8/94-present, Dreyfus
     (73)                                   Wexler Walker Public                   Florida Intermediate Municipal
     Director                               Policy (government                     Bond Fund, Dreyfus Florida
                                            relations firm).                       Municipal Money Market Fund,
                                                                                   Dreyfus Global Growth, LP, Dreyfus
                                                                                   Investors GNMA Fund, Dreyfus New
                                                                                   Jersey Municipal Bond Fund, Inc.,
                                                                                   Dreyfus New York Insured Tax
                                                                                   Exempt Bond Fund, Dreyfus
                                                                                   Strategies Growth LP, Dreyfus 100%
                                                                                   US Treasury Intermediate Term
                                                                                   Fund, Dreyfus 100% US Treasury
                                                                                   Long Term Fund, Dreyfus 100% US
                                                                                   Treasury Money Market Fund,
                                                                                   Dreyfus 100% US Treasury Short
                                                                                   Term Fund; 5/91-present; Director,
                                                                                   Premier Global Investing, Inc.,
                                                                                   Director, 8/91 - present, Dreyfus
                                                                                   Edison Electrical Fund, Inc.,
                                                                                   Dreyfus Life and Annuity Index
                                                                                   Fund, Inc., Peoples Index Fund,
                                                                                   Inc.; Director, 6/91-present,
                                                                                   Peoples S&P Midcap Index Fund,
                                                                                   Inc. (registered investment
                                                                                   companies).  Director,
                                                                                   3/91-present, Comcast (cable
                                                                                   provider). Director,
                                                                                   01/01-present, Methanex Corp.
                                                                                   (methanol producer).
     ------------------------------------------------------------------------------------------------------------------
                                  DIRECTORS WHO ARE "INTERESTED PERSONS" OF THE COMPANY 3
     ------------------------------------------------------------------------------------------------------------------
     Michael J. Napoli,      Since 2004     Director and President,       Five     None
     Jr.                                    2/04-present, Wilshire
     (52)                                   Mutual Funds, Inc.;
     Director and                           Managing Director,
     President                              5/03-present, Wilshire
                                            Associates, Inc.;
                                            Financial Consultant,
                                            4/02-4/03, A.G. Edwards;
                                            self-employed private
                                            investor, 1/01-4/02, Vice
                                            President, 1/91-12/00,
                                            Wilshire Associates, Inc.
      ------------------------------------------------------------------------------------------------------------------
                                              OFFICERS WHO ARE NOT DIRECTORS
      ------------------------------------------------------------------------------------------------------------------
     Helen E. Webb           Since 2003     Treasurer, 3/03-present        N/A     N/A
     (36)                                   and Secretary,
     Treasurer and                          2/04-present, Wilshire
     Secretary                              Mutual Funds, Inc.; Vice
                                            President, 2/03-present,
                                            Wilshire Associates,
                                            Inc.; Associate Director,
                                            4/01-2/03, First Quadrant
                                            LP; Associate
                                            Director/Compliance
                                            Officer, 12/98-4/01,
                                            First Quadrant LP.
     ------------------------------------------------------------------------------------------------------------------

1 If necessary, each Director may be contacted by writing to the Company, c/o Wilshire Associates Incorporated, 1299 Ocean Avenue, Suite 700, Santa Monica, CA 90401-1085.

2 Directors hold office until they resign or their successors have been elected and qualified.

3 Mr. Napoli is an "interested" Director of the Company, as defined by the 1940 Act, by reason of his position with Wilshire.

COMMITTEES
The Board has an Audit Committee, comprised of DeWitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Audit Committee approves and recommends to the Board of Directors the selection, retention, compensation, or termination of the independent auditors, pre-approves all audit and permitted non-audit services provided by the independent auditors to the Company, reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Portfolio's financial operations, and serves as the Company's Qualified Legal Compliance Committee. During the 12 months ended December 31, 2003, there were two meetings of the Audit Committee. On February 25, 2004, the Board of Directors designated DeWitt F. Bowman as the Company's "audit committee financial expert," based on the Board's review of his qualifications.

The Board has a Nominating Committee comprised of Dewitt F. Bowman, Cynthia A. Hargadon and Anne L. Wexler. The Nominating Committee is responsible for the selection and nomination of candidates to serve as Directors. During the 12 months ended December 31, 2003, there were no meetings of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

SECURITY AND OTHER INTERESTS
The  following   table  sets  forth  the  dollar  range  of  equity   securities
beneficially owned by each Director in the Company as of December 31, 2003.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman           None                                                  None
Cynthia A. Hargadon        None                                                  None
Anne L. Wexler             None                                                  None


DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY
                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                 SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                                                                 DIRECTOR WITHIN THE FAMILY OF
NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES IN EACH PORTFOLIO   INVESTMENT COMPANIES
------------------------------------------------------------------------------------------------------------------
Michael J. Napoli, Jr.     Over $100,000                                         Over $100,000

As of December 31, 2003, none of the Directors who are not "interested persons" of the Company as defined in the 1940 Act, or any of their immediate family members owned, beneficially or of record, any securities in Wilshire, LA Capital or PFPC Distributors, Inc. ("PFPC Distributors"), distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Wilshire, LA Capital or PFPC Distributors.

COMPENSATION
The table below sets forth the compensation paid to the Directors of the Company for the 12 months ended December 31, 2003. The Company does not compensate the officers for the services they provide.

DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF THE COMPANY
                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON       FUND COMPLEX PAID
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT          TO DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
DeWitt F. Bowman                   $18,000                  $0                     $0                 $18,000
Cynthia A. Hargadon                $18,000                  $0                     $0                 $18,000
Anne L. Wexler                     $18,000                  $0                     $0                 $18,000


DIRECTOR WHO IS AN "INTERESTED PERSON" OF THE COMPANY
                                                        PENSION OR                               TOTAL COMPENSATION
                                  AGGREGATE         RETIREMENT BENEFITS     ESTIMATED ANNUAL      FROM COMPANY AND
                              COMPENSATION FROM     ACCRUED AS PART OF       BENEFITS UPON       FUND COMPLEX PAID
     NAME OF DIRECTOR              COMPANY             FUND EXPENSES           RETIREMENT          TO DIRECTORS*
---------------------------------------------------------------------------------------------------------------------
Michael J. Napoli, Jr.                $0                    $0                     $0                    $0

* This is the total amount compensated to the Director for his or her service on the Company's Board and the board of any other investment company in the fund complex. "Fund complex" means two or more registered investment companies that hold themselves out as related companies for purposes of investment and investor services, or have a common investment adviser or are advised by affiliated investment advisers.



                         PRINCIPAL HOLDERS OF SECURITIES


Listed below are the names and addresses of those shareholders who owned of record 5% or more of the outstanding Qualified Class of shares of the Portfolio as of March 31, 2004. The Company has no information regarding the beneficial ownership of the shares. Shareholders who have the power to vote a large percentage of shares of the Portfolio may be in a position to control the portfolio and determine the outcome of a shareholder meeting. A shareholder who owns, directly or indirectly, 25% or more of the Portfolio's voting securities may be deemed a "control person," as defined by the 1940 Act. As of March 31, 2004, the Directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Portfolio.

         SHAREHOLDER                                    PERCENTAGE OWNED
         -----------                                    ----------------
Nationwide Life Insurance Company of America                  100%
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218


                     INVESTMENT ADVISORY AND OTHER SERVICES

EXPENSES. From time to time, Wilshire or PFPC Inc., the Company's administrator and transfer agent ("PFPC"), may waive receipt of its fees and/or voluntarily assume certain expenses of the Portfolio or the Company, which would have the effect of lowering the overall expense ratio of the Portfolio and increasing the return to investors at the time such amounts are waived or assumed, as the case may be. The Company will not pay Wilshire or PFPC for any amounts which may be waived or assumed. Each of PFPC Distributors, Wilshire or PFPC may bear other expenses of distribution of the shares of the Portfolio or of the provision of shareholder services to the Portfolio's shareholders, including payments to securities dealers or other financial intermediaries or service providers, out of its profits and available resources other than the advisory and administration fees paid by the Company.

All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by PFPC Distributors, Wilshire or PFPC. The expenses borne by the Company include taxes; interest; brokerage fees and commissions, if any; fees of Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of PFPC Distributors, Wilshire or PFPC or any of their affiliates; SEC fees; state Blue Sky qualification fees; advisory and administration fees; charges of custodians; transfer and dividend disbursing agents' fees; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining the Company's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Expenses attributable to a particular series or class of shares are charged against the assets of that series or class. Other expenses of the Company are allocated among all series on a basis determined by Wilshire, subject to supervision by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of the Portfolio.

INVESTMENT ADVISORY AGREEMENT AND FEES. Wilshire is the investment adviser to the Portfolio pursuant to an Investment Advisory Agreement dated April 1, 2002 (the "Advisory Agreement"). Under the Advisory Agreement, Wilshire may charge annual fees of up to 0.10% of the average daily net assets of such Portfolio. All advisory fees are accrued daily. For the fiscal year ended December 31, 2003, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and August 31, 2001, the advisory fee for the Portfolio payable to Wilshire, the reductions attributable to voluntary fee waivers, the net fees paid with respect to the Portfolio, and the corresponding percentage of net assets (net of waivers) were as follows:

                     ADVISORY FEE PAYABLE    REDUCTION IN FEE      NET FEE PAID    % OF AVERAGE
                                                                                   NET ASSETS
2001                 $109,773                $109,773              $0              0.00%
2002                 $109,045                $ 41,771              $67,274         0.06%
9/1/02-12/31/02*     $27,468                 $0                    $27,468         0.10%
2003                 $104,876                $0                    $104,876        0.10%

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

The Advisory Agreement provides that Wilshire will act as the investment adviser to the Portfolio, and may recommend to the Board of Directors one or more sub-advisers to manage the Portfolio or portions thereof. Upon appointment of a sub-adviser, Wilshire will review, monitor and report to the Board regarding the performance and investment procedures of the sub-adviser, and assist and consult the sub-adviser in connection with the investment program of the Portfolio.


The Advisory Agreement provides that Wilshire shall exercise its best judgment in rendering the services to be provided to the Portfolio under the Advisory Agreement. Wilshire is not liable under the Advisory Agreement for any error of judgment or mistake of law or for any loss suffered by the Portfolio. Wilshire is not protected, however, against any liability to the Portfolio or its shareholders to which Wilshire would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Advisory Agreement, or by reason of Wilshire's reckless disregard of its obligations and duties under the Advisory Agreement.

The Advisory Agreement is terminable with respect to the Portfolio without penalty on 60 days' notice by the Company's Board of Directors, by vote of a majority of the Portfolio's outstanding shares (as defined in the 1940 Act), or on at least 90 days' notice by Wilshire. The Advisory Agreement terminates in the event of its assignment (as defined in the 1940 Act).


INVESTMENT SUB-ADVISORY AGREEMENTS AND FEES. Under the terms of the Investment Sub-Advisory Agreement between the Company and LA Capital (the "Sub-Advisory Agreement"), LA Capital manages the Portfolio, subject to the supervision of the Board of Directors and Wilshire.

Under the Sub-Advisory Agreement, the fees payable to LA Capital with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the stockholders of the Portfolio.

For the fiscal year ended December 31, 2003, the fiscal period of September 1, 2002 to December 31, 2002 and the prior fiscal period ending August 31, 2002, the sub-advisory fees paid to LA Capital by Wilshire with respect to the Portfolio and the corresponding percentage of net assets were as follows:

                                     SUB-ADVISORY    % OF AVERAGE NET ASSETS
                                       FEE PAID
                2002                     $324                 0.05%
                9/1/02-12/31/02*         $233                 0.05%
                2003                    $1,374                0.05%

* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

LA Capital is an independent contractor and may act as an investment adviser to other clients. Wilshire may retain one or more other sub-advisers with respect to any portion of the assets of the Portfolio other than the portion to be managed by LA Capital.

LA Capital will not be liable to Wilshire, the Company or any stockholder of the Company for any error of judgment, mistake of law, or loss arising out of any investment, or for any other act or omission in the performance by LA Capital of its duties, except for liability resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations. LA Capital will indemnify and defend Wilshire, the Company, and their representative officers, directors, employees and any person who controls Wilshire for any loss or expense arising out of or in connection with any claim, demand, action, suit or proceeding relating to any material misstatement or omission in the Company's registration statement, any proxy statement, or any communication to current or prospective investors in the Portfolio, if such misstatement or omission was made in reliance upon and in conformity with written information furnished by LA Capital to Wilshire or the Portfolio. Any claim or controversy arising out of or relating to the Sub-Advisory Agreement which is not settled by agreement of the parties will be settled by arbitration.

The Sub-Advisory Agreement will continue in force until March 31, 2005, unless sooner terminated as provided in certain provisions contained in the Sub-Advisory Agreement. Thereafter the Sub-Advisory Agreement will continue in force from year to year with respect to the Portfolio so as long it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act.

BOARD APPROVAL OF AGREEMENTS. On January 25, 2002, the Board of Directors of the Company, including the Directors who were not "interested persons" of the Company as defined in the 1940 Act, approved the Advisory Agreement with Wilshire and the Sub-Advisory Agreement with LA Capital, subject to approval of the shareholders of the Portfolio. The shareholders of the Portfolio approved the Agreements at meetings held on March 27, 2002 and March 29, 2002.

In determining whether to renew the Advisory Agreement and the LA Capital Agreement, the Board of Directors evaluates information provided by Wilshire and LA Capital in accordance with Section 15(c) of the 1940 Act. At its February 25, 2004 meeting, the Board considered a number of factors in recommending renewal of the existing Agreements, including (1) the recent investment performance of the Portfolio compared to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies; (2) the advisory fees and other expenses that would be paid by the Portfolios compared to those of similar funds managed by other investment advisers, and the profitability to Wilshire and LA Capital of the investment advisory relationship with the Portfolio; and (3) the nature and extent of services to be furnished by Wilshire and LA Capital.

In considering the Advisory Agreement with Wilshire, the Board concluded that the Portfolio had satisfactorily met its investment objectives. The Board noted that the Index Portfolio performed better than 50% of its peer group for the one-, three-year periods ended December 31, 2003 (the Portfolio commenced operations in 1999).

In reviewing the investment advisory fees and total expenses borne by the Portfolio, the Board noted that the total expense ratios for the Portfolio was significantly lower than the average expense ratio of the funds in its Morningstar category. The Board observed that Wilshire's advisory fees were favorable to the fees charged by competitors providing similar services. The Board also noted Wilshire's considerable experience in researching, selecting and monitoring sub-advisers, and determined that its fees were fair and
reasonable   compensation  for  the  services  provided  by  Wilshire  and  were competitive with fees paid by other similar mutual funds to high-quality managers. In addition, the Board considered the overall high quality and depth of Wilshire's organization in general and of the individuals providing services to the Portfolio, as well as Wilshire's substantial experience working with other investment management organizations.

In considering the LA Capital Agreement, the Directors considered the value added by LA Capital as reflected by the performance of the Portfolio compared to its benchmark. The board noted that the investment management personnel who had managed the Portfolio on behalf of Wilshire since the inception of the Portfolio had continued to provide high-quality portfolio management services to the Portfolio as employees of LA Capital. The Directors also observed that the fees charged by LA Capital to the Portfolio were extremely favorable, in comparison to LA Capital's standard fees charged to other clients.

In reviewing the quality of services provided to the Portfolio, the Board also considered a variety of other matters, including Wilshire's and LA Capital's brokerage and soft dollar practices and regulatory compliance procedures. Based on their review, the Board of Directors as a whole, and the independent Directors separately, concluded that the terms of the Advisory Agreement with Wilshire and the LA Capital Agreement were fair and reasonable and that the fees charged were competitive with fees paid by other similar mutual funds to other advisers, and approved renewal of such Agreements.

STOCKHOLDER APPROVAL OF SUB-ADVISORY AGREEMENTS. The SEC has issued an order (the "Order") to Wilshire exempting it from the 1940 Act requirement to submit to stockholders new or materially amended sub-advisory agreements for their approval, and reducing the amount of disclosure required to be provided regarding the fees paid to sub-advisers. The Order provides that Wilshire may identify, retain and compensate sub-advisers that are not "affiliated persons" of Wilshire as defined in the 1940 Act, to manage all or portions of the portfolios of the Company. Wilshire is responsible for, among other things: setting each portfolio's investment strategy and structure; selecting sub-advisers; ongoing monitoring and evaluation of sub-advisers; implementing procedures to ensure that sub-advisers comply with the portfolios' investment objectives, policies and guidelines/restrictions; terminating sub-advisers; and reallocating assets among sub-advisers. Wilshire may allocate portions of each portfolio's assets among multiple sub-advisers with complementary management styles and securities selection disciplines; monitor the performance of each portion of a portfolio and each portfolio as a whole; and terminate sub-advisers to the extent necessary to achieve the overall objective of the portfolio. Wilshire's criteria for termination of a sub-adviser include (but are not limited to) departure of key personnel; acquisition by a third-party; change in or departure from investment style; inadequate investment processes that could result in inconsistent security selection, valuation or compliance; and the inability over time to maintain above-average performance.


The Order was granted subject to, among other things, the following  conditions:
(1) prior to becoming effective with respect to a portfolio, the stockholders of such portfolio would approve operation of such portfolio in the manner described above (the stockholders of the Portfolio approved such operation on March 29,
2002); (2) the portfolio's prospectus would describe the Order; (3) if a new sub-adviser were retained or a sub-advisory agreement were materially amended, Wilshire would furnish the relevant stockholders within 90 days all the information that would have been provided in a proxy statement soliciting approval of the sub-advisory agreement, except for certain fee information; (4) the majority of the Board of Directors would be independent, and new independent directors would be nominated by such existing independent directors; (5) in approving any change in sub-adviser, the Board would find that such change is in the best interests of the portfolio and its stockholders; (6) Wilshire would provide the Board with information about its profitability with respect to the portfolio on a quarterly basis; (7) whenever a sub-adviser is retained or terminated, Wilshire would provide an analysis of the effect of the change on its profitability; (8) no director or officer of the Company or Wilshire would own any interest in any sub-adviser, subject to certain exceptions; and (9) the independent directors of the Company would engage independent counsel to represent them.


SERVICES AGREEMENT. Wilshire has entered into a Services Agreement, dated May 31, 1999, as amended September 27, 1999, January 3, 2003 and October 1, 2003, with PFPC. PFPC is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PFPC Distributors. PFPC furnishes Wilshire with transfer agency services, fund accounting services, administration services and certain other services as may be required by Wilshire. PFPC also prepares tax returns, reports to the Portfolio's shareholders, and reports and filings with the SEC and state securities authorities; provides sales literature review and recommendations for compliance with the NASD and SEC rules and regulations; prepares training materials for use by personnel of the Company or Wilshire; prepares ongoing compliance updates; coordinates the registration of the Company with the National Securities Clearing Corp. ("NSCC") and the filing of required Company reports with the NSCC; provides consultation to the Company with respect to regulatory matters, including monitoring regulatory and legislative developments that may affect the Company; assists in the preparation of quarterly board materials with regard to sales and other distribution related data reasonably requested by the Company's Board of Directors; and generally assists in all aspect of the Company's operations, other than providing legal or investment advice.

The Services Agreement has an initial three year term and, upon the expiration date of the initial term, the Services Agreement will automatically renew for successive terms of three years each, unless the Company or PFPC provides written notice to the other of its intent not to renew. Such notice must be received not less than 90 days and not more than 180 days prior to the expiration of the initial term or the then current renewal term.


For the fiscal year ended December 31, 2003, the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and August 31, 2001, the accounting and administration fees payable to PFPC, the reductions attributable to voluntary fee waivers, and the net fees paid with respect to the Portfolio are as follows:

--------------------------------------------------------------------------------------
                         ADMINISTRATION AND       REDUCTION IN FEE      NET FEE PAID
                       ACCOUNTING FEE PAYABLE
--------------------------------------------------------------------------------------
2001                          $189,660                $189,660               $0
--------------------------------------------------------------------------------------
2002                          $194,568                $83,034             $111,534
--------------------------------------------------------------------------------------
9/1/02-12/31/02*               $51,563                   $0               $51,563
--------------------------------------------------------------------------------------
2003                          $188,313                   $0               $188,313
--------------------------------------------------------------------------------------


* The Portfolio changed its fiscal year end from August 31 to December 31 effective December 31, 2002.

SERVICE AND DISTRIBUTION PLAN. The Service and Distribution Plan (the "Plan") of the Company adopted pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder was approved as to the Qualified Class Shares of the Portfolio by vote of the majority of both (a) the Directors of the Company and (b) those Directors who are not interested persons of the Company (as defined in the 1940
Act) and have no direct or indirect financial interest in the operation of the Plan or any agreement related to it (the "Independent Directors"), in each case cast in person at a meeting called for the purpose of voting on the Plan.


The Qualified Class Shares of the Portfolio reimburses PFPC Distributors for its shareholder services expenses (the "Shareholder Services Fee") at an annual rate of up to 0.25 of 1% of the average daily net assets attributable to the Qualified Class Shares. The Shareholder Services Fee is accrued daily and paid monthly or at such other intervals as the Directors of the Company shall determine.

The Plan will continue in effect with respect to the Qualified Class Shares of the Portfolio only so long as such continuance is specifically approved at least annually by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended in any material respect unless such amendment is approved by votes of the majority (or whatever other percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Directors of the Company and (b) the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on the Plan, and may not be amended to increase materially the amount to be spent thereunder without such approvals and approval by vote of at least a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. The Plan may be terminated at any time with respect to the Qualified Class Shares of the Portfolio by vote of a majority of the Independent Directors or by vote of a majority (as defined in the 1940 Act) of the outstanding Qualified Class Shares of the Portfolio. Amounts spent on behalf of the Qualified Class Shares of the Portfolio pursuant to such Plan during the fiscal year ended December 31, 2003, are set forth below.

-----------------------------------------------------------------------------
        12B-1 AND    COMPENSATION TO COMPENSATION TO    OTHER         TOTAL
        PRINTING     BROKERS-DEALERS SALES PERSONNEL
-----------------------------------------------------------------------------
2003    $0           $5,572          $0                 $0            $5,572
-----------------------------------------------------------------------------


TRANSFER AND DIVIDEND DISBURSING AGENT. PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406-1212, serves as the Company's transfer agent and dividend disbursing agent.

CUSTODIAN. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60675, serves as the Company's custodian.


COUNSEL. Paul, Hastings, Janofsky & Walker LLP, 515 South Flower Street, Los Angeles, California 90071, serves as independent counsel for the Company and the Independent Directors.


INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as auditor for the Company.

                                 CODE OF ETHICS


The Board of Directors of the Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Code of Ethics restricts the investing activities of Company officers, Directors and advisory persons, and, as described below, imposes additional, more onerous restrictions on Portfolio investment personnel.


Each person covered by the Code of Ethics is prohibited from purchasing or selling any security which, to such person's knowledge, is being purchased or sold (as the case may be), or is being considered for purchase or sale, by the Portfolio. Investment personnel are subject to additional restrictions such as a ban on acquiring securities in an initial public offering, "blackout periods" which prohibit trading by investment personnel of the Portfolio within periods of trading by the Portfolio in the same security, and a ban on short-term trading in securities. Investment personnel are required to preclear any personal securities investment (with limited exceptions, such as government securities) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

In addition, Wilshire and LA Capital have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel, subject to the conditions of the code, to invest in securities including securities that may be purchased or held by the Portfolios.

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of the Company has delegated to Wilshire the responsibility for voting proxies relating to portfolio securities held by the Portfolio as a part of Wilshire's general management of the Portfolio, subject to the Board's continuing oversight. Wilshire may, but is not required to, further delegate the responsibility for voting proxies relating to portfolio securities held by the Portfolio to LA Capital or any other sub-adviser retained to provide investment advisory services to the Portfolio.

The right to vote proxies with respect to portfolio securities held by the Portfolio is an asset of the Company. Wilshire, LA Capital, or any other sub-adviser to which authority to vote on behalf of the Portfolio is delegated, acts as a fiduciary of the Portfolio and must vote proxies in a manner consistent with the best interest of the Portfolio and its shareholders.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must present to the Board its policies, procedures and other guidelines for voting proxies. In addition, Wilshire and LA Capital must notify the Board promptly of material changes to any of these documents.

At least annually, Wilshire (if it has retained the authority to vote proxies on behalf of the Portfolio) and LA Capital must provide to the Board a record of each proxy voted with respect to portfolio securities of the Portfolio during the year. With respect to those proxies that Wilshire or LA Capital has identified as involving a conflict of interest, Wilshire or LA Capital must submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. For this purpose, a "conflict of interest" is deemed to occur when Wilshire or LA Capital or an affiliated person of Wilshire or LA Capital has a financial interest in a matter presented by a proxy to be voted on behalf of the Portfolio, other than the obligation Wilshire or LA Capital incurs as investment adviser to the Portfolio, which may compromise Wilshire's or LA Capital's independence of judgment and action in voting the proxy.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Portfolio may be revoked by the Board, in whole or in part, at any time.

The Company is required to file an annual report of each proxy voted with respect to portfolio securities of the Portfolio during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Information regarding how Wilshire voted proxies relating portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-888-200-6796, (ii) or on the SEC's website at WWW.SEC.GOV.

WILSHIRE

Wilshire has delegated to LA Capital the responsibility for voting the securities in the Portfolio. Wilshire reviews LA Capital's proxy voting activities annually. If it should become responsible for direct management of the Portfolio for short periods of time, on a transition basis, Wilshire will engage a professional proxy voting service to vote the securities under its direct management.

LA CAPITAL

LA Capital has engaged Institutional Shareholder Services ("ISS") as its proxy voting agent. Although LA Capital has established voting guidelines developed in conjunction with ISS, it casts each vote on a case-by-case basis, taking into consideration the contractual obligations under the advisory agreement and all other relevant facts and circumstances.

LA Capital has designated a compliance officer who is responsible for administering and overseeing the proxy voting process. In addition, a proxy committee formally approves and reviews all proxy guidelines, procedures and voting records.

LA Capital believes that by employing ISS to monitor and vote all proxies on its behalf, it has minimized the potential for material conflicts of interest. If a material conflict of interest arises, LA Capital will notify the client of the conflict, and unless the conflict directs LA Capital to vote the proxy in a certain manner, LA Capital will vote in accordance with its policy based on ISS' recommendations.


                             PORTFOLIO TRANSACTIONS


LA Capital supervises the placement of orders for the purchase or sale of portfolio securities on behalf of the Portfolio. In this capacity, LA Capital allocates portfolio transactions among broker-dealers in the best judgment of LA Capital and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected may include those that provide statistical data, investment information, economic facts and opinions to LA Capital. Information so received is in addition to and not in lieu of services required to be performed by LA Capital and its fees are not reduced by the receipt of such supplemental information. Such information may be useful to LA Capital in serving both the Portfolio and other clients which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to LA Capital in carrying out its obligations to the Portfolio. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. When transactions are executed in the over-the-counter market, the Portfolio will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. LA Capital has procedures in place to monitor best execution.

Although LA Capital makes investment decisions for the Portfolio independently from those of its other accounts, investments of the kind made by the Portfolio may often also be made by such other accounts. When LA Capital buys or sells the same security at substantially the same time on behalf of the Portfolio and one or more other accounts managed by LA Capital, it allocates available investments by such means as, in its judgment, result in fair treatment. LA Capital aggregates orders for purchases and sales of securities of the same issuer on the same day among the Portfolio and its other managed accounts, and the price paid to or received by the Portfolio and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Portfolio or the size of the position purchased or sold by the Portfolio.

Portfolio turnover may vary from year to year, as well as within a year. Under normal market conditions, the Portfolio's turnover rate generally will not exceed 80%. High turnover rates, generally as a result of fluctuating market conditions, are likely to result in comparatively greater brokerage expenses. Recognizing this, LA Capital attempts to minimize the cost per share of trading while at the same time implementing only those trades necessary to maintain the proper style exposure.

If so directed by Wilshire, LA Capital will execute purchases and sales of portfolio securities through brokers or dealers designated by management of the Company for the purpose of providing direct benefits to the Portfolios, provided that LA Capital determines that such brokers or dealers will provide best execution in view of such other benefits.

For fiscal year ended December 31, 2003, the fiscal period from September 1, 2002 to December 31, 2002 and the prior fiscal years ended August 31, 2002 and 2001, the Portfolio paid total brokerage commissions of $36,613, $7,882, $38,760 and $41,626, respectively.

As of December 31, 2003, the Portfolio held the following securities of its regular brokers or dealers as follows:

BROKERS OR DEALERS                                           MARKET VALUE
------------------                                           ------------
Citigroup, Inc.                                               $2,641,789
Fidelity Bancorp, Inc.                                            $3,437
Fidelity Bankshares, Inc.                                         $6,280
Goldman Sachs Group, Inc.                                       $500,561
Instinet Group, Inc.                                              $7,725
Merrill Lynch & Company, Inc.                                   $583,333
Morgan Stanley                                                  $659,718


No brokerage commissions were paid to PFPC Distributors. There were no spreads or concessions on principal transactions for any such period.

                                 NET ASSET VALUE


The net asset value per share of each class of each Portfolio is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m. (EST), on each day the NYSE is open for trading.

The Portfolio's investment securities are valued at the closing price, or if a closing price is unavailable, last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices; bid price is used when no asked price is available. Short-term investments with an original maturity of 60 days or less are carried at amortized cost, which approximates value. Expenses and fees, including advisory and administration fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Portfolio's Qualified Class Shares. In the event that the market price of a security is not readily available, Wilshire and LA Capital will propose an appropriate method of valuation of such security for consideration by the Company's Valuation Committee. Each such proposed method of valuation, any material change therein, or the continuation of any such method for an extended period of time will be considered and approved at a meeting, in person or by telephone, of the Valuation Committee. At each regularly scheduled quarterly meeting of the Board of Directors, Wilshire and LA Capital will provide to the Board (i) a list of securities held by the Portfolio for which market quotations were not readily available during the previous quarter, (ii) a description of the method used to value each security and any factors considered significant in the determination to use such valuation method and (iii) a representation that, in making a determination as to the appropriate method of valuation, Wilshire, LA Capital and the Valuation Committee complied with the Company's valuation procedures.

                        PURCHASE AND REDEMPTION OF SHARES

The following  information  supplements  should be read in conjunction  with the section in the Prospectus entitled "Purchase and Redemption of Shares."

THE DISTRIBUTOR. PFPC Distributors, located at 760 Moore Road, King Of Prussia, Pennsylvania 19406, serves as the Company's distributor pursuant to a Distribution Agreement which is renewable annually by the Board of Directors. The Qualified Class Shares of the Portfolio are continuously offered to Insurers at the net asset value per share next determined after a proper purchase request has been received and accepted by the Company. The Distribution Agreement between the Distributor and the Company provides that the Company shall indemnify the Distributor against any liability arising out of any untrue statement of a material fact or any omission of a material fact in the Company's registration statement necessary to make the statements therein misleading, unless such liability results from the Distributor's willful misfeasance, bad faith or negligence in the performance of its duties under the Agreement.

IN-KIND PURCHASES. Payments for the Portfolio's shares may, at the discretion of the Company, be made in the form of securities which are permissible investments for the Portfolio. For further information about this form of payment, please contact PFPC. Generally, securities which are accepted by the Portfolio as payment for the Portfolio's shares will be valued using the Portfolio's procedures for valuing its own shares at the time the Portfolio's net asset value is next determined after receipt of a properly completed order. All dividends, interest, subscription or other rights pertaining to such securities will become the property of the Portfolio and must be delivered to the Portfolio upon receipt from the issuer. The Portfolio will require that (1) it will have good and marketable title to the securities received by it; (2) the securities are in proper form for transfer to the Portfolio and are not subject to any restriction on sale by the Portfolio under the Securities Act of 1933, as amended, or otherwise; and (3) the Portfolio receives such other documentation as the Company may, in its discretion, deem necessary or appropriate. Investors who are subject to Federal taxation may realize a gain or loss for Federal income tax purpose upon such a payment.


SIGNATURES. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed if the amount redeemed exceeds $50,000, if proceeds are to be paid to someone other than the registered holder of shares, or if the investor's address of record has changed within the past 60 days. PFPC has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program (NYSE MSP), the Securities Transfer Agents Medallion Program (STAMP) and the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. PFPC may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call the telephone number listed on the cover.

REDEMPTION COMMITMENT. The Company reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be readily marketable, to the extent available, and would be valued in the same manner as the Portfolio's investment securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

SUSPENSION OF REDEMPTIONS. The Company may suspend the right of redemption with respect to the Portfolio or postpone the date of payment (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the shareholders.

NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Rev. Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                        DIVIDENDS, DISTRIBUTION AND TAXES

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes." For a discussion of the impact on Contract Owners of income taxes an Insurer may owe as a result of its ownership of Qualified Class Shares of the Portfolio, its receipt of dividends and distributions thereon, and its gains from the purchase and sale thereof, reference should be made to your employer's Contract disclosure statement.

REGULATED INVESTMENT COMPANIES


The Company's management believes that the Portfolio qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") for the fiscal year ended December 31, 2003 and intends to meet the same qualifications for the fiscal year ended December 31, 2004. Qualification as a regulated investment company relieves the Portfolio from any liability for Federal income taxes to the extent that its earnings are distributed in accordance with the applicable provisions of the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

As a regulated investment company, the Portfolio will not be liable for Federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that the Portfolio (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

Because the Portfolio is established in part as an investment for certain variable annuity contracts, the Code imposes additional diversification requirements on the Portfolio. Generally, these requirements are that at each quarter end and for 30 days thereafter no more than 55% of the Portfolio's total assets may be in any one investment, no more than 70% in any two investments, no more than 80% in any three investments, and no more than 90% in any four investments.

The Portfolio generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, the Portfolio must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Portfolio in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following year. To avoid the excise tax, the Portfolio intends to make timely distributions of their income in compliance with these requirements and anticipate that it will not be subject to the excise tax.


Dividends paid by the Portfolio from ordinary income, and distributions of the Portfolio's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction, and distributions to individual shareholders will be eligible for taxation at their maximum long-term capital rate, to the extent that the income of the Portfolio is derived from dividends. Dividend income earned by the Portfolio will be so eligible only if the Portfolio has satisfied holding period requirements. In addition, a shareholder must meet certain holding period requirements. Within 60 days after the end of its taxable year, the Portfolio will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

Under the Code, any distributions designated as being made from net capital gains are taxable to the Portfolio's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Portfolio as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 15% for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of the Portfolio.


Any dividend or distribution paid shortly after an Insurer's purchase may have the effect of reducing the aggregate net asset value of shares below the cost of investment. Such a dividend or distribution would be a return on investment in an economic sense.

HEDGING TRANSACTIONS

If an insurer holds shares of the Portfolio while holding a short position in a regulated futures contract or an option in such regulated futures contract that substantially diminishes the Insurer's risk of loss in its Portfolio shares (an "offsetting position"), Internal Revenue Service regulations clarify that (i) any losses on the disposition of Portfolio shares will be required to be deferred to the extent of any unrealized appreciation in the short position and
(ii) such holding will limit the Insurer's ability to claim the corporate dividends received deduction in respect of Portfolio dividends.


Ordinarily, gains and losses realized from portfolio transactions will be treated as a capital gain or loss. All or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under
Section 1258 of the Code. "Conversion transactions" are defined to include certain futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


Under Section 1256 of the Code, a gain or loss realized by the Portfolio from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Portfolio characterized in the manner described above.


Offsetting positions held by the Portfolio involving financial futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short- or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized as ordinary income.

If the Portfolio were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Portfolio may differ. If no election is made, to the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be recharacterized as short-term capital gain, and as a result of the conversion transaction rules, long-term capital gain may be recharacterized as ordinary income.

Under Section 1259 of the Code, enacted as part of the Taxpayer Relief Act of 1997, the Portfolio will recognize gain if it enters into a futures contract relating to an appreciated direct position in any stock or debt instrument, or if it acquires stock or a debt instrument at a time when the Portfolio has an offsetting appreciated position in the stock or debt instrument. Such transactions are considered to be constructive sales for income tax purposes.

OTHER TAX INFORMATION


The Portfolios may be required to withhold for U.S. federal income taxes 28% of all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.


The Company may also be subject to state or local taxes in certain states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Company and of shareholders of a Portfolio with respect to distributions by the Portfolio may differ from Federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to Federal, state or local taxes.

Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of his or her investment. Such a dividend or distribution would be a return on investment in an economic sense. In addition, the Code provides that if a shareholder holds shares of the Portfolios for six months or less and has received a long-term capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the long-term capital gain distribution received.

CAPITAL LOSS CARRY FORWARDS


On December 31, 2003 the Portfolio had available for Federal income tax purposes unused capital losses as follows:

                                        EXPIRING DECEMBER 31,
                                        ---------------------
                             2008         2009          2010         2011
                             ----         ----          ----         ----
Wilshire 5000
   Index Portfolio         $343,818    $1,775,025     $8,232,611   $3,810,647


                                OTHER INFORMATION

The Company is a Maryland corporation organized on July 30, 1992. It currently has five Portfolios - Large Company Growth Portfolio, Large Company Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, and the Portfolio -- each of which has several classes of shares.

Each share of a Portfolio has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares of each class of a Portfolio have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of all series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule. Rule 18f-3 under the 1940 Act makes further provision for the voting rights of each class of shares of an investment company which issues more than one class of voting shares. In particular, Rule 18f-3 provides that each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to the class' arrangement for services and expenses, and shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Shareholders and Contract Owners will receive annual and semi-annual reports that include the Portfolio's financial statements.

                              FINANCIAL STATEMENTS


The Company's audited financial statements for the Portfolio contained in its annual report for the fiscal year ended December 31, 2003 is incorporated into this SAI by reference in their entirety. Such financial statements have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing.

                           WILSHIRE MUTUAL FUNDS, INC.

                           PART C - OTHER INFORMATION

ITEM 23.

EXHIBITS:

(a)(1) Articles of Incorporation dated July 30, 1992 is incorporated by reference to Exhibit (1)(a)of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A which was filed on November 12, 1993 ("Post-Effective Amendment No. 3").

   (2) Articles of Amendment dated August 20, 1992 to the Articles of Incorporation is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 3.

   (3) Articles Supplementary to the Articles of Incorporation classifying shares of each Series of the Fund is incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A which was filed on April 2, 1996 ("Post-Effective Amendment No. 8").

   (4) Articles of Amendment to the Articles of Incorporation amending the name of the Fund and the name of a class of shares of each Series of the Fund is incorporated by reference to Post-Effective Amendment No. 8.

   (5) Articles Supplementary dated June 24, 1997 to the Articles of Incorporation establishing and classifying shares of the Intermediate Portfolio Corporate Bond and Long-Term Corporate Bond Portfolio of the Fund is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A which was filed on July 10, 1997 ("Post-Effective Amendment No. 11").

   (6) Articles Supplementary dated June 8, 1998 to the Articles of Incorporation establishing and classifying shares of the Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A which was filed on November 2, 1998 ("Post-Effective Amendment No. 13").

   (7) Articles Supplementary dated June 7, 1999 to the Articles of Incorporation reclassifying shares of the Wilshire 5000 Index Portfolio is incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A which was filed on July 2, 1999 ("Post-Effective Amendment No. 16").

   (8)   ARTICLES  OF  AMENDMENT   DATED  JULY  21,  2003  TO  THE  ARTICLES  OF
         INCORPORATION AMENDING THE NAME OF THE FUND IS FILED HEREIN.

(b)(1) By-Laws dated July 30, 1992, as revised September 17, 1992, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 3.

   (2) Amended By-Laws dated September 9, 1996, as subsequently amended October 1, 1996, are incorporated by reference to Exhibit (2)(b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A which was filed on October 30, 1996 ("Post-Effective Amendment No. 10").

(c)      Not Applicable.

(d)(1) Investment Advisory Agreement between the Fund and Wilshire Associates Incorporated dated April 1, 2002 is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A which was filed on December 20, 2002 ("Post-Effective Amendment No. 22").

   (2) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Los Angeles Capital Management & Equity Research, Inc. dated April 1, 2002 is incorporated herein by reference to Exhibit
         (d)(2) to Post-Effective Amendment No. 22.

   (3) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Alliance Capital Management, L.P. dated April 15, 2003 is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 23.

   (4) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Grantham, Mayo, Van Otterloo & Co. LLC dated April 15, 2003 is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 23.

   (5) Investment Sub-Advisory Agreement between Wilshire Associates Incorporated and Putnam Advisory Company LLC dated April 15, 2003 is incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 23.

(e) Distribution Agreement between the Fund and PFPC Distributors, Inc., dated December 31, 2000 is incorporated herein by reference to Exhibit
         (e) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A which was filed on December 21, 2001 ("Post-Effective Amendment No. 21").

(f)      Not Applicable.

(g)(1)   Custody  Agreement  between the  Fund  and The Northern  Trust  Company
         dated   June  3,  1996  is   incorporated   herein   by   reference  to
         Post-Effective Amendment No. 11.

   (2) Letter Agreement between the Fund and The Northern Trust Company dated November 5, 1996 is incorporated herein by reference to Post-Effective Amendment No. 11.

(h)(1) Services Agreement between the Fund and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) dated May 31, 1999, is incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A which was filed on October 15, 1999 ("Post-Effective Amendment No. 17").

   (2) Amendment to Services Agreement between the Fund and PFPC Inc. (formerly First Data Investor Services Group, Inc.) dated September 27, 1999 is incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A which was filed on December 22, 1999.

   (3) AMENDMENT TO SERVICES AGREEMENT BETWEEN THE FUND AND PFPC INC. (FORMERLY FIRST DATA INVESTOR SERVICES GROUP, INC.) DATED OCTOBER 1, 2003 IS FILED HEREIN.

(i)      OPINION AND CONSENT OF COUNSEL IS FILED HEREIN.

(j)      CONSENT OF PRICEWATERHOUSECOOPERS LLP IS FILED HEREIN.

(k)      Not Applicable.

(l) Purchase Agreement between the Fund and Wilshire Associates Incorporated dated November 6, 1998 relating to the Wilshire 5000 Index Portfolio is incorporated herein by reference to Post-Effective Amendment No. 13.

(m)(1) Service and Distribution Plan under Rule 12b-1, for Qualified Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 16.

   (2) Service and Distribution Plan under Rule 12b-1, for Horace Mann Class shares, adopted as of June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 16.

   (3) Amended and Restated Service and Distribution Plan under Rule 12b-1, adopted as of June 3, 1997 is incorporated herein by reference to Post-Effective Amendment No. 11.

(n) Amended and Restated Rule 18f-3(d) Plan, adopted as of June 7, 1999 is incorporated herein by reference to Post-Effective Amendment No. 16.

(p)(1) Amended and Restated Code of Ethics of the Fund is incorporated by reference to Post-Effective Amendment No. 21.

   (2) Amended and Restated Code of Ethics of Wilshire Associates Incorporated is incorporated by reference to Post-Effective Amendment No. 21.

   (3)   Code of Ethics of Los Angeles  Capital  Management  & Equity  Research,
         Inc.  is  incorporated   herein  by  reference  to  Exhibit  (p)(3)  to
         Post-Effective Amendment No. 22.

   (4) Code of Ethics of Alliance Capital Management, L.P. is incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 23.

   (5)   Code  of  Ethics  of  Grantham,   Mayo,  Van  Otterloo  &  Co.  LLC  is
         incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 23.

   (6) Code of Ethics of Putnam Advisory Company LLC is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 23.

(Other)  POWER OF  ATTORNEY  OF THE  DIRECTORS  DATED  APRIL  12,  2004 IS FILED
         HEREIN.

ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

               Not Applicable.

ITEM 25.       INDEMNIFICATION

The statement as to the general effect of any contract, arrangements, or statute under which a Director, officer, underwriter, or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for his/her own protection, is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A which was filed on September 23, 1992.

Reference is also made to the Distribution Agreement filed as Exhibit (e).

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The list required by this Item 26 of officers and directors of Wilshire Associates Incorporated, Los Angeles Capital Management and Equity Research, Inc., Alliance Capital Management, L.P., Grantham, Mayo, Van Otterloo & Co. LLC and Putnam Advisory Company LLC together with the information as to any other business, profession, vocation, or employment of substantial nature engaged in by such officers and directors during the past two years, is described below.

WILSHIRE ASSOCIATES INCORPORATED

    NAME AND POSITION WITH              NATURE OF COMPANY AND/OR  OTHER CONNECTIONS
         WILSHIRE                         PRINCIPAL BUSINESS
Robert John Raab, Director               Investment Management    Director, Wilshire Global Advisers,
                                                                  Inc., 1299 Ocean Ave., Santa Monica,
                                                                  CA

Dennis Anthony Tito, Director & Chief    Investment Management    Director, Wilshire Global Advisers,
Executive Officer                                                 Inc., 1299 Ocean Ave., Santa Monica,
                                                                  CA; Director, Wilshire Global
                                                                  Advisers Limited, 1299 Ocean Ave.,
                                                                  Santa Monica, CA; Director, RFT
                                                                  Corporation, Inc., 1299 Ocean Ave.,
                                                                  Santa Monica, CA; Director, Summit
                                                                  Advisers, Inc., 1299 Ocean Ave.,
                                                                  Santa Monica, CA; Director, Wilshire
                                                                  Associates Europe B.V., Prins
                                                                  Hendriklaan 43, 1075 Amsterdam, The
                                                                  Netherlands; Director, Wilshire
                                                                  Australia Pty Limited, Level 6, AMP,
                                                                  1 Hobart place, Canberra ACT 2601,
                                                                  Australia

Rosalind Margaret Hewsenian, Director    Investment Management    None

Robert Charles Kuberek, Director         Investment Management    None

Howard Tamotsu Yata, Director            Investment Management    None

Cecilia Infee Loo, Director              Investment Management    None

Alan Lawrence Manning, Chief Legal       Investment Management    Director, RFT Corporation, Inc., 1299
Officer & Chief Compliance Officer                                Ocean Ave., Santa Monica, CA

San Olivia Slawson, Principal Financial  Investment Management    Director, RFT Corporation, Inc., 1299
Officer & Chief Operations Officer                                Ocean Ave., Santa Monica, CA

Julia Kathleen Bonafede, Director        Investment Management    None

Thomas Kevin Lynch, Director             Investment Management    None

LOS ANGELES CAPITAL MANAGEMENT AND EQUITY RESEARCH, INC.

NAME AND POSITION WITH LA CAPITAL                      NATURE OF COMPANY AND/OR        POSITION WITH OTHER COMPANY
                                                          PRINCIPAL BUSINESS
Thomas Stevens Director/CEO/Chairman/Compliance       Investment Management       Director, PrimeZone Media Network,
Officer                                                                           5200 W Century Blvd # 470, Los
                                                                                  Angeles, CA

Hal Reynolds                                          Investment Management       None
Director/Treasurer

Stuart Matsuda                                        Investment Management       None
Director/Secretary

David Borger                                          Investment Management       None
Director

Christine Kugler                                      Investment Management       None
Director

ALLIANCE CAPITAL MANAGEMENT, L.P.

NAME AND POSITION WITH LA CAPITAL                      NATURE OF COMPANY AND/OR        POSITION WITH OTHER COMPANY
                                                          PRINCIPAL BUSINESS
David Remson Brewer, Jr.                            Alliance Capital Management        Director/Executive Officer
Sr. Vice President & General Counsel                Corporation

Donald Hood Brydon                                  AXA Investment Managers S.A.       Chairman & Chief Executive
Director                                                                               Officer

Bruce William Calvert                               AXA Investment Managers S.A.       Director
Chairman of the Board & CEO
                                                    Equitable Life Assurance Society   Director
                                                    Alliance Capital Management        Director/Executive Officer
                                                    Corporation

Henri de Castries                                   AXA Investment Managers S.A.       Chairman, Management Board
Director                                            Equitable Life Assurance Society   Director

                                                    AXA Financial                      Chairman of the Board
                                                    Alliance Capital Management        Director/Executive Officer
                                                    Corporation

John Donato Carifa                                  Alliance Capital Management        Director/Executive Officer
President, COO, Director                            Corporation

Christopher M. Condron                              AXA Financial                      Director, President, Chief
Director                                                                               Executive Officer
                                                    Equitable Life Assurance Society   Chairman, CEO

Denis Duverne                                       AXA Investment Managers S.A.       Group Executive Vice President
Director                                                                               Finance, Control and Strategy
                                                    Alliance Capital Management        Director/Executive Officer
                                                    Corporation

Richard S. Dziadzio                                 Alliance Capital Management        Director/Executive Officer
Director                                            Corporation

Alfred Harrison                                     Alliance Capital Management        Director/Executive Officer
Vice Chairman/Director                              Corporation

Roger Hertog                                        Alliance Capital Management        Director/Executive Officer
Vice Chairman/Director                              Corporation

Benjamin Duke Holloway                              Continental Companies              Financial Consultant
Director
                                                    Alliance Capital Management        Director
                                                    Corporation

Robert Henry Joseph, Jr.                            Alliance Capital Management        Director/Executive Officer
Senior Vice President, CFO                          Corporation

W. Edwin Jarmain                                    Jarmain Group Inc.                 President
Director

Lewis A. Sanders                                    Alliance Capital Management        Director/Executive Officer
Vice Chairman, Chief Investment Officer/Director    Corporation

Peter J. Tobin                                      St. John's University              Dean
Director                                            Tobin College of Business
                                                    Administration

Peter D. Noris                                      AXA Financial                      Executive Vice President,
Director                                                                               Chief Investment Officer
                                                    Equitable Life Assurance Society   Executive Vice President,
                                                                                       Chief Investment Officer
                                                    Alliance Capital Management        Director/Executive Officer
                                                    Corporation

Gerald M. Lieberman                                 Alliance Capital Management        Director/Executive Officer
Executive Vice President, Finance and Operations    Corporation

Frank Savage                                        Savage Holdings LLC                Chief Executive Officer
Director
                                                    Alliance Capital Management        Director
                                                    Corporation

Stanley B. Tulin                                    AXA Financial                      Vice Chairman & Chief
Director                                                                               Financial Officer
                                                    Alliance Capital Management        Director/Executive Officer
                                                    Corporation
                                                    Equitable Life Assurance Society   Vice Chairman & CFO

Dave Harrel Williams                                White Williams Private Equity      Director
Chairman Emeritus                                   Partners GmbH
                                                    Alliance Capital Management        Director
                                                    Corporation

Kathleen A. Corbet                                  Alliance Capital Management        Director/Executive Officer
Executive Vice President & CEO, Alliance Fixed      Corporation
Income Investors

Lorie Slutsky                                       The New York Community Trust       President
Director

Andrew Adelson                                      Alliance Capital Management        Executive Officer
Senior Vice President & Chief Investment Officer    Corporation

John Blundin                                        Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

Marilyn Fedak                                       Alliance Capital Management        Executive Officer
Senior Vice President & Chief Investment Officer    Corporation

Thomas S. Hexner                                    Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

Michael Laughlin                                    Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

Marc Mayer                                          Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

James Reilly                                        Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

Paul Rissman                                        Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

Christopher Toub                                    Alliance Capital Management        Executive Officer
Executive Vice President                            Corporation

Lisa Shalett                                        Alliance Capital Management        Executive Officer
Chairman/CEO of Sanford C. Bernstein                Corporation

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

                  NAME            POSITION WITH INVESTMENT ADVISER               OTHER CONNECTIONS
Forrest Berkley                     Member                                 Director and Chairman of Investment
                                                                           Committee, Maine Community
                                                                           Foundation, 245 Main Street,
                                                                           Ellsworth, ME 04605

Paul J. Bostock                     Member                                 Director, Inquire UK, Baldocks Barn
                                                                           Chiddingstone Causway, Tonbridge,
                                                                           Kent TN11 8JX

Arjun Divecha                       Member and Member of the Board of      Director, Dancing Elephant, Ltd.,
                                    Directors                              1936 University Avenue, Suite 350,
                                                                           Berkeley, CA 94704; Frog Hollow
                                                                           Fresh LLC, P.O. Box 872, Brentwood,
                                                                           CA 94513

Robert P. Goodrow                   Member                                 Trustee, The Batterymarch Trust, c/o
                                                                           GMO LLC, 40 Rowes Wharf, Boston, MA
                                                                           02110

R. Jeremy Grantham                  Founding Member and Chairman of the    MSPCC Investment Committee, 555
                                    Board of Directors                     Amory Street, Jamaica Plain, MA 02130

Jon Hagler                          Member of the Board of Directors       Overseer, WGBH Boston, 125 Western
                                                                           Ave., Boston, MA 02134; Trustee
                                                                           Emeritus, Texas A&M Foundation,
                                                                           Texas A&M University, College
                                                                           Station, TX  77843; Co-Chair, Vision
                                                                           2020 Advisory Council, Texas A&M
                                                                           University, College Station, TX
                                                                           77843; One Spirit-One Vision Capital
                                                                           Campaign, Texas A&M University,
                                                                           College Station, TX  77843; Board of
                                                                           Directors, The Association of Former
                                                                           Students at Texas A&M, Texas A&M
                                                                           University, College Station, TX
                                                                           77843

Elaine Hartnett                     Associate General Counsel              Trustee, Mount St. Joseph Academy,
                                                                           617 Cambridge Street, Brighton, MA
                                                                           02134

John McKinnon                       Member                                 Director, J&S McKinnon Pty Ltd., 10
                                                                           Dubarda Street, Engadine, Australia,
                                                                           NSW 2233; Quant Partners Pty Ltd.,
                                                                           Level 7, 2 Bulletin Place, Sydney,
                                                                           Australia, NSW 2000; GMO Australia
                                                                           Nominees Ltd., Level 7, 2 Bulletin
                                                                           Place, Sydney, Australia, NSW 2000;
                                                                           Trex Advisors Pty Ltd, Level 7, 2
                                                                           Bulletin Place, Sydney NSW 2000

John Rosenblum                      Vice Chairman of the Board of          Director, Cone Mills, 804 Green
                                    Directors                              Valley Road, Suite 3000, Greensboro,
                                                                           NC  27408; The Chesapeake
                                                                           Corporation, 1021 East Cary Street,
                                                                           Richmond, VA  23219; Thomas
                                                                           Rutherfoord, Inc., One South
                                                                           Jefferson Street, SW, Roanoke, VA
                                                                           24011; The Providence Journal, a
                                                                           division of Belo Corporation, 75
                                                                           Providence Street, Providence, RI
                                                                           02902; Trustee, Landmark Volunteers,
                                                                           P.O. Box 455, Sheffield, MA  01257;
                                                                           Jamestown-Yorktown Foundation, Inc.,
                                                                           P.O. Box 1607, Williamsburg, VA
                                                                           23187-1607; Tredegar National Civil
                                                                           War Center Foundation, 200 S. Third
                                                                           St., Richmond, VA  23219; Atlantic
                                                                           Challenge Foundation, 643 Main St.,
                                                                           Rockland, ME  04841; MBA Tech
                                                                           Connection, Inc., P.O. Box 5769,
                                                                           Charlottesville, VA  22905;
                                                                           Charlottesville and University
                                                                           Symphony Society, 112 Old Cabell
                                                                           Hall, Charlottesville, VA  22903;
                                                                           Trustee, Farnsworth Art Museum, 16
                                                                           Museum Street, Rockland, Maine  04841

Eyk Van Otterloo                    Founding Member and Member of the      Board Member, Chemonics
                                    Board of Directors                     International, 1133 20th Street, NW,
                                                                           Suite 600, Washington, D.C. 20036;
                                                                           Breevast B.V., J.J. Viottastraat 39, 1071
                                                                           JP Amsterdam, The Netherlands; Committee
                                                                           Member, Museum of Fine Arts, Boston,
                                                                           Avenue of the Arts, 465 Huntington Avenue,
                                                                           Boston, MA 02115; Committee Chairperson,
                                                                           Museum of Science, Boston, Science Park,
                                                                           Boston, MA 02114; Committee Chairperson,
                                                                           Holderness School, Chapel Lane, P.O. Box
                                                                           1879, Plymouth, NH 03264; Chairman of the
                                                                           Board, OneCoast Network LLC, 408
                                                                           Jamesborough Drive, Pittsburgh, PA 15238

Paul K. Woolley                     Member and Member of the Board of      Director, China Investments, 4/F
                                    Directors                              Worldwide House, 19 Des Voeux Road
                                                                           Central, Hong Kong; Greyhound
                                                                           Investments LP, c/o GMO LLC, 40
                                                                           Rowes Wharf, Boston, MA 02110

PUTNAM ADVISORY COMPANY LLC

NAME AND POSITION WITH PUTNAM                   NON-PUTNAM BUSINESS AND OTHER CONNECTIONS

Heather E. Arnold                               Prior to June 2003, Partner and Portfolio Manager,
Senior Vice President                           Alternum Capital Limited, 135 King St. E., Toronto,
                                                Ontario, Canada.

Yannick Aron                                    Prior to June 2002, Quantitative Analyst and Risk Manager,
Vice President                                  New Flag Asset Management Limited, 8-10 Haymarket, London,
                                                England; Prior to December 2002, Consultant, Reech Capital PLC,
                                                CNU Tower, 1 Undershaft, London, England.

Navin Belani                                    Prior to December 2002, Associate, Salomon Smith Barney,
Vice President                                  388 Greenwich St., New York, NY 10013
Michael Boam                                    Prior to June 2002, Credit Analyst and Deputy Portfolio
Vice President                                  Manager, New Flag Asset Management Limited, 8-10
                                                Haymarket, London, England

Joshua H. Brooks                                Prior to April 2003, Chief Investment Officer, Delaware
Managing Director                               Investments, One Commerce Square, Philadelphia, PA 19103

Daniel S. Choquette                             Prior to September 2002, Fixed Income Derivatives Trader,
Senior Vice President                           Lehman Brothers, 745 7th Avenue, New York, NY 10019

John R.S. Cutler                                Member, Burst Media, L.L.C., 10 New England Executive
Vice President                                  Park, Burlington, MA 01803

Maria Elena Drew                                Prior to September 2003, Equity Analyst, Delaware
Senior Vice President                           Investments, One Commerce Square, Philadelphia, PA 19103

Timothy Francis Edmonstone                      Prior to December 2002, Vice President and Equities
Vice President                                  Analyst, BT Funds Management, Chifley Tower, One Chifley
                                                Place, Sydney NSW 2000, Australia
Gian D. Fabbri                                  Partner, KF Style, LLC, 73 Charles St., Boston, MA 02114
Assistant Vice President

Haralabos E. Gakidis                            Prior to October 2003, Head of Consulting and Business
Vice President                                  Development, The RISConsulting Group LLC, 420 Boylston
                                                Street, Suite 302, Boston, MA 02116
Maria Garcia-Lomas                              Prior to July 2003, Research Analyst, J.P. Morgan
Vice President                                  Securities Ltd., 125 London Wall, London, England

Charles E. Haldeman                             Prior to October 2002, Chief Executive Officer, Delaware
President and Chief Executive Officer           Management Holdings, Inc., 2005 Market Street,
                                                Philadelphia, PA 19103

Carolyn J. Herzog                               Prior to August, 2002, Consultant, Ajilon, One Van de
Assistant Vice President                        Graaf Road, Burlington, MA 01803

Andrew Holmes                                   Prior to June 2002, Director, New Flag Asset Management
Senior Vice President                           Limited, 8-10 Haymarket, London, England

Anna M. Lester                                  Prior to June 2002, Owner, Sloan Sweatshirt Company, 50
Assistant Vice President                        Memorial Drive, Cambridge, MA 02142

Michael Mills                                   Prior to June 2002, Senior Credit Analyst, New Flag Asset
Vice President                                  Management Limited, 8-10 Haymarket, London, England

Brian P. O'Toole                                Prior to June 2002, Managing Director, Citigroup Asset
Managing Director                               Management, 100 First Stamford Place, Stamford, CT 06902

Michael C. Petro                                Prior to October 2002, Senior Research Associate, RBC
Vice President                                  Dain Rauscher, 60 S. 6th St., Minneapolis, MN 55402

Lauritz Ringdal                                 Prior to August 2002, Research Analyst, Standard Bank
Vice President                                  London, Cannon Bridge House, 25 Dowgate Hill, London,
                                                England

Anthony Robertson                               Prior to July 2002, Portfolio Manager, New Flag Asset
Senior Vice President                           Management Limited, 8-10 Haymarket, London, England

David H. Schiff                                 Prior to July 2002, Principal, State Street Global
Senior Vice President                           Advisors, Two International Place, Boston, MA 02110

Anton. D. Simon                                 Prior to June 2002, Chief Investment Officer, New Flag
Senior Vice President                           Asset Management Limited, 8-10 Haymarket, London, England

Julian Wellesley                                Prior to November 2002, Senior Vice President, Schroder
Senior Vice President                           Investment Management Inc., 875 Third Avenue, New York,
                                                NY 10020

James Yu                                        Prior to October 2002, Vice President and Portfolio
Vice President                                  Manager, John Hancock Funds, 101 Huntington Ave., Boston,
                                                MA 02199

ITEM 27.       PRINCIPAL UNDERWRITERS

(a) PFPC Distributors, Inc. (the "Distributor") acts as principal underwriter for the following investment companies as of January 1, 2004:

                           AB Funds Trust
                           AFBA 5 Star Funds, Inc.
                           Atlantic Whitehall Funds Trust
                           Forward Funds, Inc
                           Harris Insight Funds Trust
                           Hillview Investment Trust II
                           International Dollar Reserve Fund I, Ltd.
                           Kalmar Pooled Investment Trust
                           Matthews Asian Funds
                           Metropolitan West Funds
                           Pictet Funds
                           The RBB Fund, Inc.
                           RS Investment Trust
                           Scudder Investments VIT Funds
                           Stratton Growth Fund, Inc.
                           Stratton Monthly Dividend REIT Shares, Inc.
                           The Stratton Funds, Inc.
                           Tomorrow Funds Retirement Trust
                           Trainer, Wortham First Mutual Funds
                           Undiscovered Managers Fund
                           Van Wagoner Funds
                           Weiss, Peck & Greer Funds Trust
                           Weiss, Peck & Greer International Fund
                           Wilshire Mutual Funds, Inc.
                           WPG Large Cap Growth Fund
                           WPG Tudor Fund
                           WT Investment Trust

              Distributed by BlackRock Distributors, Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           BlackRock Provident Institutional Funds
                           BlackRock Funds, Inc.

              Distributed by Northern Funds Distributors, LLC., a wholly owned subsidiary of PFPC Distributors, Inc.:

                           Northern Funds Trust
                           Northern Institutional Funds Trust

              Distributed by ABN AMRO Distribution Services (USA), Inc., a wholly owned subsidiary of PFPC Distributors, Inc.:

                  ABN AMRO Funds

         PFPC Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. PFPC Distributors, Inc. is located at 760 Moore Road, King of Prussia, Pennsylvania 19406

(b) The following is a list of the executive officers, directors, and partners of PFPC Distributors, Inc.:

         Brian Burns                -   Chairman, Chief Executive Officer,
                                        Director and President
         Michael Denofrio           -   Director
         Susan Keller               -   Director
         Rita G. Adler              -   Chief Compliance Officer
         Christine A. Ritch         -   Chief Legal Officer
         Salvatore Faia             -   Secretary and Clerk
         Christopher S. Conner      -   Assistant Secretary and Assistant Clerk
         Bradley A. Stearns         -   Assistant Secretary and Assistant Clerk
         John L. Wilson             -   Assistant Secretary and Assistant Clerk
         John Coary                 -   Treasurer
         Douglas D. Castagna        -   Controller and Assistant Treasurer
         Bruno DiStefano            -   Vice President
         Elizabeth T. Holtsbery     -   Vice President
         Susan K. Moscaritolo       -   Vice President
         Thomas Rodman              -   Vice President

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS

          1.   PFPC Inc.
               760 Moore Road
               King of Prussia, PA 19406-0903
               (records relating to its function as fund accountant, transfer agent and administrator)

         2.    PFPC Distributors, Inc.
               760 Moore Road
               King of Prussia, PA
               19406-0903
               (records relating to its functions as distributor)

          3.   The Northern Trust Company
               50 LaSalle Street
               Chicago, Illinois 60675
               (records relating to its function as custodian)

          4.   Wilshire Associates Incorporated
               1299 Ocean Avenue
               Suite 700
               Santa Monica, CA 90401
               (records relating to its function as investment adviser)

          5.   Los Angeles Capital Management & Equity Research, Inc.
               11150 Santa Monica Blvd.
               Suite 200
               Los Angeles, CA 90025
               (records relating to its function as investment sub-adviser)

          6.   Putnam Advisory Company, LLC
               One Post Office Square
               Boston, Massachusetts 02109
               (records relating to its function as investment sub-adviser)

          7.   Grantham, Mayo, Van Otterloo & Co., LLC
               40 Rowes Wharf
               Boston, Massachusetts 02110
               (records relating to its function as investment sub-adviser)

          8.   Alliance Capital Management, LP
               1345 Avenue of the Americas
               New York, New York 10105
               (records relating to its function as investment sub-adviser)

ITEM 29.       MANAGEMENT SERVICES

                     Not Applicable.

ITEM 30.       UNDERTAKINGS

                     Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, Wilshire Mutual Funds, Inc., certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 24 to be signed on its behalf by the undersigned, thereto duly authorized in the City of Los Angeles, and State of California on the 29th day of April, 2004.

                       WILSHIRE MUTUAL FUNDS, INC.

                       BY:  /s/ Michael J. Napoli
                            ----------------------
                            Michael J. Napoli
                            PRESIDENT

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                  TITLE                               DATE
----------                  -----                               ----

/s/ Michael J. Napoli       Chairman of the Board, Director     April 29, 2004
----------------------      and President
Michael J. Napoli

/s/ Helen E. Webb           Treasurer and Secretary             April 29, 2004
----------------------
Helen E. Webb
*
----------------------      Director                            April 29, 2004
DeWitt F. Bowman

*
----------------------      Director                            April 29, 2004
Cynthia A. Hargadon

*
----------------------      Director                            April 29, 2004
Anne L. Wexler


*BY:  /s/  Michael J. Napoli                                    April 29, 2004
      ----------------------
      Michael J. Napoli,
      as Attorney-in-Fact and Agent pursuant to Power of Attorney

                                  EXHIBIT INDEX

ITEM                                EXHIBIT
----                                -------
(a)(8)  Articles of Amendment dated July 21, 2003

(h)(3)  Amendment to Services Agreement dated October 1, 2003

(i)     Opinion and Consent of Counsel

(j)     Consent of PricewaterhouseCoopers LLP.

Other Power of Attorney for the Directors dated April 12, 2004.